As filed with the Securities and Exchange Commission on August 25, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Neuberger Berman
Advisers Management Trust

Absolute Return
Multi-Manager Portfolio

S Class Shares

Semi-Annual Report

June 30, 2016

P0190 08/16

Absolute Return Multi-Manager Portfolio Commentary

The Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio Class S posted a –1.60% return for the six months ended June 30, 2016, underperforming its primary benchmark, the HFRX Global Hedge Fund Index, which returned –0.83% for the same period.

Global equity markets were volatile during the period and, while U.S. equities ended the period in the black, developed markets in Europe and Asia were in the red. Sovereign debt yields declined during the period and the amount of negative yielding debt across the globe increased dramatically. High yield debt rallied as well and spreads narrowed. The U.S. dollar strengthened compared to the Euro and British pound but weakened compared to the Japanese yen. Commodity prices, most notably the oil complex and gold, rallied strongly.

Gains from the Fund's allocation to event driven, credit and global macro/managed futures strategies were outweighed by losses from the allocation to long/short equity strategies.

The event driven allocation saw mixed results for the period but it was the largest positive contributor to the Fund when the period came to an end. Gains from several deals in the portfolio that either progressed in the right direction or closed outweighed losses from a couple of broken deals and continued selling pressure in the small remaining exposure in softer catalyst event driven situations.

Within the Fund's credit allocation, gains from the corporate credit long/short subadviser were driven by long positions in high yield bonds and bank loans, while shorts and hedges detracted from performance.

The Fund's global macro/managed futures allocation was also positive for the period. Gains from interest rates, currencies and commodities outpaced losses from equities.

The subadvisers' aggregate use of swaps, forwards, futures and options detracted from performance during the reporting period.

The allocation to long/short equity strategies was the largest detractor for the period, as gains from longs were more than offset by losses from shorts. From a sector perspective, the largest positive contributors were longs in utilities, industrials and energy, while the largest detractors were longs in financials and health care and shorts in energy. Geographically, losses were split between North America and Europe, while other regions, in aggregate, contributed positively.

We anticipate that the recent environment of uncertainty caused by geopolitics, global central bank decisions and other macro factors will continue to push market volatility higher. We therefore remain focused on allocating to strategies that we believe can benefit from higher volatility. For example, we made our first allocation to a global macro/managed futures strategy early in the second quarter. We have also maintained our substantial allocation to credit strategies where our corporate credit long/short subadviser continues to have exposures we view as relatively conservative and a robust short book. In addition, we marginally increased the Portfolio's allocation to merger arbitrage as spreads remain interesting in our view and because the strategy has historically been relatively less sensitive to broader market selloffs. Lastly, we have maintained the allocation to long/short equity strategies as our subadvisers have reduced net exposures in light of the recent global uncertainty and have met our expectations in navigating the recent higher equity market volatility.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report, and are subject to change without notice.

Absolute Return Multi-Manager Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Common Stocks	43.9%	(16.7)%
Convertible Bonds	0.6	—
Corporate Bonds	3.2	(1.4)
Exchange Traded Funds	—	(4.1)
Exchange Traded Note	—	(0.4)
Loan Assignments	4.6	—
Master Limited Partnerships	3.2	(0.2)
Options Purchased	0.0	—
Rights	0.0	—
U.S. Treasury Obligation	0.0	—
Warrants	0.0	—
Short-Term Investments	41.4	—
Other Assets Less Liabilities	25.9 *	—
Total	122.8%	(22.8)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1-Year	Life of Fund
Absolute Return Multi- Manager Portfolio Class S	05/01/2014	–1.60%	–8.77%	–3.09%
HFRX Global Hedge Fund Index[1,2]		–0.83%	–5.63%	–2.50%
HFRX Absolute Return Index[1,2]		–0.23%	0.60%	1.08%
S&P 500® Index[1,2]		3.84%	3.99%	7.38%
Barclays U.S. Aggregate
Bond Index[1,2]		5.31%	6.00%	4.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2015 was 7.24% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 3.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

Endnotes

1  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

2  The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds for each HFRX Index are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Each HFRX Index is rebalanced quarterly. The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. The Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). Please note that individuals cannot invest directly in any index. The S&P 500 and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return Index and HFRX Global Hedge Fund Index do take into account fees and expenses of investing since each is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

3  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, effective January 1, 2016, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") are instead provided by NBIA.

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator and NBAIM served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) and subadvisers who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund.

You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO

Actual	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During the Period 1/1/2016 – 6/30/2016
Class S	$1,000.00	$984.00	$16.03	*
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,008.70	$16.23	**

*  Expenses are equal to the annualized expense ratio of 3.25%, multiplied by the average account value over the period, multiplied by 182/366 (to refelect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 3.25%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

6/30/16

SHARES		VALUE
Long Positions (96.9%)
Common Stocks (43.9%)
Aerospace & Defense (0.1%)
200	HEICO Corp., Class A(a)	$10,730
Auto Components (0.0%)(b)
100	Federal-Mogul Holdings Corp.*	831
Banks (0.3%)
850	C1 Financial, Inc.*(a)	19,830
800	First Niagara Financial Group, Inc.(a)	7,792
100	PrivateBancorp, Inc.	4,403
229	Societe Generale SA (France)(c)	7,164
250	Talmer Bancorp, Inc., Class A(a)	4,793
		43,982
Beverages (1.6%)
300	Anheuser-Busch InBev SA/NV, ADR (Belgium)	39,504
301	Anheuser-Busch InBev SA/NV (Belgium)(c)	39,803
316	Carlsberg A/S, Class B (Denmark)	30,149
11	Marie Brizard Wine & Spirits SA (France)*	212
373	Molson Coors Brewing Co., Class B(c)	37,722
1,578	SABMiller plc, ADR (United Kingdom)(a)	92,376
		239,766
Biotechnology (2.7%)
139	Biogen, Inc.*	33,613
616	BioMarin Pharmaceutical, Inc.*(c)	47,925
1,775	Celator Pharmaceuticals, Inc.*(a)	53,570
226	Celgene Corp.*(c)	22,290
2,862	Ironwood Pharmaceuticals, Inc.*(c)	37,421
300	Medivation, Inc.*(a)	18,090
1,225	Neurocrine Biosciences, Inc.*(c)	55,676
444	Portola Pharmaceuticals, Inc.*	10,478
5,870	QLT, Inc. (Canada)*(a)	8,335
1,145	Seattle Genetics, Inc.*(c)	46,270
143	Shire plc, ADR (Ireland)	26,323
437	Vertex Pharmaceuticals, Inc.*	37,591
		397,582
SHARES		VALUE
Capital Markets (0.1%)
200	American Capital Ltd.*	$3,166
1,664	GP Investments Acquisition Corp.*(a)	16,141
25	Intertrust NV (Netherlands)*(c)(d)	558
3,261	RCS Capital Corp., Class A*(e)(f)	—
		19,865
Chemicals (2.8%)
605	Air Products & Chemicals, Inc.(c)	85,934
500	Axiall Corp.(a)	16,305
2,875	Ferro Corp.*(c)	38,467
600	Monsanto Co.(c)	62,046
650	PPG Industries, Inc.(c)	67,697
39	Syngenta AG (Switzerland)	14,970
550	Syngenta AG, ADR (Switzerland)(a)	42,235
450	Valspar Corp. (The)(a)	48,614
605	WR Grace & Co.(c)	44,292
		420,560
Commercial Services & Supplies (1.1%)
15,689	Spotless Group Holdings Ltd. (Australia)(c)	13,278
3,580	Tyco International plc	152,508
		165,786
Communications Equipment (0.0%)(b)
650	Polycom, Inc.*(a)	7,312
Construction Materials (0.3%)
180	HeidelbergCement AG (Germany)(c)	13,560
784	LafargeHolcim Ltd. (Switzerland)*(c)	32,800
		46,360
Diversified Consumer Services (0.1%)
950	Apollo Education Group, Inc.*(a)	8,664
Diversified Financial Services (0.8%)
1,976	Acasta Enterprises, Inc., Class A (Canada)*	14,805
963	Gores Holdings, Inc., Class A*(a)	9,322
8,949	Pace Holdings Corp.*(a)(c)	88,891
		113,018
Diversified Telecommunication Services (0.0%)(b)
124	Intelsat SA (Luxembourg)*(a)	320

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
Electric Utilities (0.9%)
16	American Electric Power Co., Inc.	$1,121
97	Avangrid, Inc.	4,468
233	Edison International	18,097
265	Empire District Electric Co. (The)	9,002
403	Exelon Corp.	14,653
292	NextEra Energy, Inc.(c)	38,077
338	PG&E Corp.	21,605
116	Pinnacle West Capital Corp.	9,403
169	PNM Resources, Inc.	5,989
250	Westar Energy, Inc.(a)	14,023
		136,438
Electronic Equipment, Instruments & Components (0.6%)
200	Axis Communications AB (Sweden)(c)	7,898
50	Electro Rent Corp.	770
150	FEI Co.(a)	16,032
650	Ingram Micro, Inc., Class A(a)	22,607
250	QLogic Corp.*(a)	3,685
1,000	Rofin-Sinar Technologies, Inc.*(a)	31,940
		82,932
Energy Equipment & Services (0.4%)
920	Baker Hughes, Inc.(c)	41,520
131	Schlumberger Ltd.	10,359
		51,879
Food & Staples Retailing (0.5%)
307	Magnit PJSC, GDR (Russia)(c)	10,235
5,800	Rite Aid Corp.*(a)	43,442
3,755	Wal-Mart de Mexico SAB de CV (Mexico)	9,019
686	X5 Retail Group NV, GDR (Russia)*(c)	13,755
		76,451
Food Products (0.8%)
191	Kellogg Co.(c)	15,595
471	Mead Johnson Nutrition Co.	42,743
8,237	Nomad Foods Ltd. (United Kingdom)*(a)	65,732
		124,070
Gas Utilities (0.7%)
1,025	AGL Resources, Inc.(a)	67,619
163	Atmos Energy Corp.	13,255
300	Piedmont Natural Gas Co., Inc.(a)	18,036
		98,910
SHARES		VALUE
Health Care Equipment & Supplies (2.5%)
366	ABIOMED, Inc.*(c)	$40,000
1,200	Alere, Inc.*(a)	50,016
500	ArthroCare Corp. Escrow*(e)(f)	175
1,638	Boston Scientific Corp.*	38,280
815	DENTSPLY SIRONA, Inc.(c)	50,563
400	HeartWare International, Inc.*	23,100
650	LDR Holding Corp.*(a)	24,017
763	Masimo Corp.*	40,069
557	NuVasive, Inc.*(c)	33,264
900	St. Jude Medical, Inc.(a)	70,200
		369,684
Health Care Providers & Services (0.8%)
400	ExamWorks Group, Inc.*(a)	13,940
300	Humana, Inc.(a)	53,964
716	Molina Healthcare, Inc.*(c)	35,728
2,451	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)*	5,435
1,376	Sinopharm Group Co. Ltd., Class H (China)	6,610
		115,677
Hotels, Restaurants & Leisure (0.6%)
2,100	Bloomin' Brands, Inc.(c)	37,527
300	Diamond Resorts International, Inc.*	8,988
100	Krispy Kreme Doughnuts, Inc.*	2,096
600	Starwood Hotels & Resorts Worldwide, Inc.(a)	44,370
		92,981
Household Durables (0.5%)
500	Lennar Corp., Class B(a)	18,625
260	Mohawk Industries, Inc.*(c)	49,338
		67,963
Independent Power & Renewable Electricity Producers (0.6%)
195	8Point3 Energy Partners LP	3,081
565	Calpine Corp.*	8,334
159	Dynegy, Inc.*	2,741
789	NextEra Energy Partners LP	23,970
1,265	NRG Yield, Inc., Class A	19,253
1,204	Pattern Energy Group, Inc.	27,656
450	Talen Energy Corp.*(a)	6,097
		91,132
Industrial Conglomerates (0.8%)
1,135	Danaher Corp.(c)	114,635

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
Insurance (0.5%)
6,927	AIA Group Ltd. (Hong Kong)(c)	$41,657
300	Aspen Insurance Holdings Ltd.(a)	13,914
75	Fidelity & Guaranty Life(a)	1,739
600	National Interstate Corp.(a)	18,150
		75,460
Internet & Catalog Retail (0.2%)
10	Amazon.com, Inc.*(c)	7,156
15	Priceline Group, Inc. (The)*(c)	18,726
		25,882
Internet Software & Services (3.2%)
392	Alibaba Group Holding Ltd., ADR (China)*(c)	31,176
70	Alphabet, Inc., Class A*(c)	49,247
43	Alphabet, Inc., Class C*	29,760
63	Baidu, Inc., ADR (China)*	10,404
1,000	Cvent, Inc.*(a)	35,720
400	Demandware, Inc.*(a)	29,960
420	eBay, Inc.*(c)	9,832
345	Facebook, Inc., Class A*(c)	39,427
1,650	inContact, Inc.*(a)	22,852
569	LinkedIn Corp., Class A*(a)	107,683
245	Mail.Ru Group Ltd., GDR (Russia)*	4,459
822	Marketo, Inc.*(a)	28,622
92	MercadoLibre, Inc. (Argentina)(c)	12,942
50	Qihoo 360 Technology Co. Ltd., ADR (China)*	3,653
550	SciQuest, Inc.*(a)	9,713
915	Tencent Holdings Ltd. (China)	20,990
700	Yahoo!, Inc.*(a)	26,292
267	Yandex NV, Class A (Russia)*(c)	5,834
		478,566
IT Services (0.8%)
1,100	Higher One Holdings, Inc.*	5,621
418	PayPal Holdings, Inc.*(c)	15,261
795	Total System Services, Inc.(c)	42,222
650	Visa, Inc., Class A(a)	48,211
		111,315
Life Sciences Tools & Services (0.9%)
1,250	Affymetrix, Inc.*(e)	17,500
476	Gerresheimer AG (Germany)(c)	36,667
800	Pacific Biosciences of California, Inc.*(a)	5,628
3,565	QIAGEN NV (Netherlands)*(c)	77,753
		137,548
SHARES		VALUE
Machinery (1.2%)
640	EnPro Industries, Inc.(c)	$28,410
263	FANUC Corp., ADR (Japan)	7,096
100	FANUC Corp. (Japan)	16,267
1,240	Ingersoll-Rand plc(c)	78,963
4,740	Mueller Water Products, Inc., Class A(c)	54,131
		184,867
Media (4.2%)
738	Altice NV, Class A (Netherlands)*(c)	11,019
198	Carmike Cinemas, Inc.*(a)	5,964
1,550	CBS Corp., Class B(c)	84,382
225	Charter Communications, Inc., Class A*(a)	51,444
1,000	Crown Media Holdings, Inc., Class A*	5,050
605	DISH Network Corp., Class A*(a)	31,702
500	DreamWorks Animation SKG, Inc., Class A*(a)	20,435
952	EW Scripps Co. (The), Class A*(a)	15,080
2,455	Gray Television, Inc.*(a)	26,637
2,400	Interpublic Group of Cos., Inc. (The)(c)	55,440
40	Liberty Braves Group, Class C*(a)	586
426	Liberty Global plc, Series C (United Kingdom)*(c)	12,205
53	Liberty Global plc LiLAC, Series C (United Kingdom)*	1,722
1,307	Loral Space & Communications, Inc.*(a)	46,098
2,050	Media General, Inc.*(a)	35,239
3,683	Mediaset SpA (Italy)	12,880
156	Naspers Ltd., Class N (South Africa)	23,820
215	Nexstar Broadcasting Group, Inc., Class A	10,230
303	Sinclair Broadcast Group, Inc., Class A(a)	9,048
850	Sirius XM Canada Holdings, Inc. (Canada)	3,007
1,298	Stroeer SE & Co. KGaA (Germany)(c)	59,707
540	Time Warner, Inc.(c)	39,712
902	Tribune Media Co., Class A(a)	35,340
758	Wolters Kluwer NV (Netherlands)	30,692
		627,439
Metals & Mining (0.1%)
2,090	Constellium NV, Class A (Netherlands)*	9,802
1,112	Electrum Special Acquisition Corp.*(a)	10,820
		20,622

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
Multi-Utilities (1.3%)
1,330	Black Hills Corp.(c)	$83,843
250	CMS Energy Corp.	11,465
213	DTE Energy Co.	21,113
3,651	E.ON SE (Germany)	36,856
43	NiSource, Inc.	1,140
79	SCANA Corp.	5,977
326	Sempra Energy(c)	37,171
		197,565
Oil, Gas & Consumable Fuels (1.3%)
166	Anadarko Petroleum Corp.	8,840
1,332	Cheniere Energy Partners LP Holdings LLC(c)	26,547
135	Cheniere Energy, Inc.*	5,069
700	Columbia Pipeline Group, Inc.(a)(c)	17,843
402	Enbridge, Inc. (Canada)	17,029
1,377	Eni SpA (Italy)	22,180
182	Golar LNG Ltd.	2,821
1,035	Kinder Morgan, Inc.	19,375
625	Newfield Exploration Co.*(c)	27,612
144	Phillips 66	11,425
175	SemGroup Corp., Class A	5,698
646	TransCanada Corp. (Canada)	29,184
254	Williams Cos., Inc. (The)(c)	5,494
		199,117
Personal Products (0.2%)
300	Edgewell Personal Care Co.*	25,323
250	Elizabeth Arden, Inc.*(a)	3,440
		28,763
Pharmaceuticals (2.7%)
992	Allergan plc*(a)	229,241
2,965	Meda AB, Class A (Sweden)(c)	53,765
182	Novartis AG (Switzerland)	15,022
1,815	Pfizer, Inc.(c)	63,906
135	Teva Pharmaceutical Industries Ltd., ADR (Israel)(c)	6,781
350	XenoPort, Inc.*(a)	2,464
758	Zoetis, Inc.(a)	35,975
		407,154
Real Estate Investment Trusts (REITs) (0.2%)
1,996	New Senior Investment Group, Inc.(a)	21,317
200	Rouse Properties, Inc.(a)	3,650
		24,967
Real Estate Management & Development (0.0%)(b)
400	Conwert Immobilien Invest SE (Austria)(c)	6,442
SHARES		VALUE
Road & Rail (1.0%)
425	Herc Holdings, Inc.*(a)	$4,705
480	Kansas City Southern(c)	43,243
1,120	Norfolk Southern Corp.(c)	95,346
		143,294
Semiconductors & Semiconductor Equipment (1.7%)
309	Broadcom Ltd. (Singapore)(c)	48,019
1,700	Fairchild Semiconductor International, Inc.*(c)	33,745
700	KLA-Tencor Corp.(a)	51,275
1,150	MKS Instruments, Inc.(c)	49,519
730	NXP Semiconductors NV (Netherlands)*(c)	57,188
737	SunPower Corp.*	11,416
		251,162
Software (1.1%)
1,675	Activision Blizzard, Inc.(c)	66,380
1,835	PTC, Inc.*(c)	68,960
400	Qlik Technologies, Inc.*(a)	11,832
1,000	TiVo, Inc.*(a)	9,900
500	Xura, Inc.*(a)	12,215
		169,287
Specialty Retail (0.5%)
250	CST Brands, Inc.(a)	10,770
1,017	Hennes & Mauritz AB, Class B (Sweden)(c)	29,921
2,500	Office Depot, Inc.*(a)	8,275
228	Signet Jewelers Ltd.	18,789
		67,755
Technology Hardware, Storage & Peripherals (0.6%)
1,800	EMC Corp.(a)	48,906
550	Lexmark International, Inc., Class A(a)	20,763
29	Samsung Electronics Co. Ltd., GDR (South Korea)(c)	18,123
		87,792
Textiles, Apparel & Luxury Goods (1.2%)
575	G-III Apparel Group Ltd.*(c)	26,289
365	Michael Kors Holdings Ltd. (United Kingdom)*(c)	18,060
475	PVH Corp.(c)	44,759
1,095	Steven Madden Ltd.*(c)	37,427
1,800	Tumi Holdings, Inc.*(a)	48,132
		174,667

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
Trading Companies & Distributors (0.5%)
909	Brenntag AG (Germany)(c)	$44,034
2,800	Nexeo Solutions, Inc.*(c)	25,144
		69,178
Transportation Infrastructure (0.6%)
1,217	Macquarie Infrastructure Corp.(a)	90,119
Water Utilities (0.3%)
448	American Water Works Co., Inc.	37,860
	Total Common Stocks (Cost $6,486,268)	6,514,349
PRINCIPAL AMOUNT
Loan Assignments (4.6%)(j)
Advertising (0.1%)
$ 14,663	Affinion Group, Inc., 1st Lien Term Loan B 6.75%, 4/30/2018	13,282
Capital Markets (0.1%)
22,000	First Eagle Investment Management LLC, Term Loan B 4.75%, 10/30/2022(g)	21,532
Chemicals (0.1%)
13,000	Avantor Performance Materials, Inc., Term Loan 6/17/2022	12,886
Commercial Services & Supplies (0.4%)
10,767	Capstone Logistics Acquisition, Inc., Term Loan B 5.50%, 10/3/2021(f)	10,516
7,000	Protection One, Inc., 2nd Lien Term Loan 9.75%, 6/19/2022	7,064
9,975	Universal Services of America, Term Loan B4.75%, 7/27/2022	9,601
3,808	Usagm Holdco LLC, (Aka Allieduniversal) Delayed Term Loan 7/28/2022(f)(g)	3,765
19,192	Usagm Holdco LLC, Incremental Term Loan 7/28/2022(f)(g)	18,976
		49,922
Construction Materials (0.0%)(b)
4,000	Forterra Building Products, Term Loan 6.50%, 3/5/2022	3,893
PRINCIPAL AMOUNT		VALUE
Diversified Consumer Services (0.2%)
$28,000	St. George's University LLC, Term Loan B 6/13/2022(f)(g)	$27,790
Diversified Financial Services (0.3%)
50,000	Environmental Resources Management, 1st Lien Term Loan 5.00%, 5/9/2021	46,083
Diversified Telecommunication Services (0.5%)
6,050	Cable & Wireless Communications plc, Term Loan 5.50%, 12/2/2022	6,026
75,000	Intelsat Jackson Holdings SA, Term Loan B2 3.75%, 6/30/2019(g)	68,194
4,950	Sable International/Cable & Wireless, Term Loan B 5.50%, 12/2/2022	4,930
		79,150
Electric Utilities (0.1%)
18,000	EFS Cogen Holdings I LLP, Term Loan B 6/22/2023(f)(g)	18,023
Electronic Equipment, Instruments & Components (0.1%)
14,000	Dell International LLC, Term Loan B 6/2/2023(g)	13,942
Energy Equipment & Services (0.1%)
23,963	CGG Holding US, Inc., 1st Lien Term Loan 6.50%, 5/15/2019	19,070
Food & Staples Retailing (0.1%)
9,000	U.S. Foods, Inc., Term Loan B 6/15/2023(g)	8,955
Food Products (0.1%)
2,000	Advancepierre Foods, Inc., 1st Lien Term Loan 4.75%, 5/26/2023	1,992
8,000	Candy Intermediate Holdings, Inc., Term Loan B 5.50%, 6/9/2023	7,980
		9,972
Health Care Equipment & Supplies (0.1%)
14,000	ABB Optical Group LLC, Term Loan B 6.00%, 6/14/2023	14,035

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

PRINCIPAL AMOUNT		VALUE
Health Care Providers & Services (0.3%)
$18,795	21st Century Oncology, Inc., Term Loan 6.50%, 4/28/2022	$17,033
11,880	Beacon Health Strategies LLC, Term Loan B 5.00%, 9/30/2021	11,385
14,000	MPH Acquisition Holdings LLC, Term Loan B 5.00%, 5/25/2023	14,032
		42,450
Health Care Technology (0.1%)
7,000	Verisk Health, Inc., 1st Lien Term Loan 6.00%, 5/24/2023(f)	6,913
Hotels, Restaurants & Leisure (0.5%)
21,780	Amaya Holdings BV, 1st Lien Term Loan 5.00%, 7/29/2021	21,063
53,730	Caesars Entertainment Operating Co., Inc., Term Loan B, 3/1/2017(h)	53,999
		75,062
Insurance (0.2%)
20,000	Confie Seguros Holding II Co., 2nd Lien Term Loan 10.25%, 5/8/2019(f)	18,850
21,966	Cunningham Lindsey US, Inc., 1st Lien Term Loan 5.00%, 12/10/2019(f)	17,573
		36,423
Internet Software & Services (0.1%)
8,000	Vocus, Inc., Term Loan B 7.00%, 5/17/2023	7,595
Life Sciences Tools & Services (0.0%)(b)
3,000	PCI Pharma Services, Term Loan B 6/29/2023(f)(g)	2,985
Media (0.1%)
7,000	Cirque du Soleil, Inc., 2nd Lien Term Loan 9.25%, 6/25/2023(f)	6,300
17,779	Endemol, 1st Lien Term Loan 6.75%, 8/6/2021	14,527
5,000	NEP/NCP Holdco, Inc., Term Loan 10.00%, 7/22/2020(f)	4,725
		25,552
Metals & Mining (0.0%)(b)
4,000	Global Brass and Copper, Inc., Term Loan B 6/29/2023(f)(g)	3,990
PRINCIPAL AMOUNT		VALUE
Miscellaneous Manufacturing (0.1%)
$20,894	Novolex Holdings, Inc., 1st Lien Term Loan 6.00%, 12/4/2021	$20,894
Oil, Gas & Consumable Fuels (0.1%)
13,000	Western Refining, Inc., Term Loan B2 5.50%, 5/26/2023(f)	12,648
Professional Services (0.1%)
21,000	Duff & Phelps Corp., 2nd Lien Term Loan 9.50%, 8/14/2021(f)	20,580
Real Estate Investment Trusts (REITs) (0.0%)(b)
2,000	DTZ Holdings plc, 1st Lien Term Loan 4.25%, 11/4/2021(g)	1,969
Road & Rail (0.1%)
9,929	YRC Worldwide, Inc., 1st Lien Term Loan 8.00%, 2/12/2019	8,911
Semiconductors & Semiconductor Equipment (0.1%)
5,000	Cypress Semiconductor, Term Loan B 6/2/2023(g)	4,962
3,848	SunEdison, Inc., 1st Lien DIP Delayed Draw Term Loan 11.50%, 4/26/2017	3,810
4,791	SunEdison, Inc., 1st Lien DIP Term Loan 11.50%, 4/26/2017(g)	4,743
14,000	SunEdison, Inc., 2nd Lien Term Loan A2 7/2/2018(f)(h)	4,340
		17,855
Technology Hardware, Storage & Peripherals (0.4%)
60,852	Eastman Kodak Co., Term Loan 7.25%, 7/31/2019	58,874
Telecommunications (0.0%)(b)
6,878	ConvergeOne Holdings Corp., 1st Lien Term Loan 6.00%, 6/16/2020(f)	6,637
Trading Companies & Distributors (0.1%)
10,000	SiteOne Landscape Supply, Inc., Term Loan B6.50%, 4/14/2022	10,000
	Total Loan Assignments (Cost $715,236)	697,873

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (3.2%)
Chemicals (0.0%)(b)
$3,000	Momentive Performance Materials, Inc. Escrow 10.00%, 10/15/2020(f)(h)	$—
Commercial Services & Supplies (0.1%)
9,000	Constellis Holdings LLC 9.75%, 5/15/2020(a)(d)	8,593
Diversified Telecommunication Services (0.7%)
100,000	FairPoint Communications, Inc. 8.75%, 8/15/2019(a)(d)	98,500
7,000	Intelsat Luxembourg SA (Luxembourg) 7.75%, 6/1/2021	1,715
		100,215
Food & Staples Retailing (0.1%)
10,000	BI-LO LLC 9.25%, 2/15/2019(a)(d)	8,700
Gas Utilities (0.1%)
23,000	Niska Gas Storage Canada ULC (Canada) 6.50%, 4/1/2019	21,735
Hotels, Restaurants & Leisure (0.1%)
13,000	Caesars Entertainment Resort Properties LLC 8.00%, 10/1/2020(a)	13,032
Household Products (0.1%)
18,000	Sun Products Corp. (The) 7.75%, 3/15/2021(a)(d)	18,608
Insurance (0.4%)
36,888	Ambac Assurance Corp. 5.10%, 6/7/2020*(a)(d)	41,407
4,000	Syncora Holdings Ltd. Series A, 6.88%, 9/30/2017*(f)(i)(j)	1,280
11,000	Wayne Merger Sub LLC 8.25%, 8/1/2023(a)(d)	10,863
		53,550
Media (0.3%)
12,000	Cengage Learning, Inc. 9.50%, 6/15/2024(a)(d)	12,210
27,000	Cenveo Corp. 6.00%, 8/1/2019(a)(d)	22,410
6,000	WideOpenWest Finance LLC 10.25%, 7/15/2019(a)	6,210
		40,830
PRINCIPAL AMOUNT		VALUE
Metals & Mining (0.5%)
$90,000	Wise Metals Group LLC 8.75%, 12/15/2018(a)(d)	$82,800
Oil, Gas & Consumable Fuels (0.2%)
10,000	Global Partners LP 6.25%, 7/15/2022	8,325
29,000	Midstates Petroleum Co., Inc. 10.00%, 6/1/2020(a)(h)	17,110
		25,435
Pharmaceuticals (0.5%)
31,000	Endo Finance LLC (Ireland) 6.00%, 2/1/2025(d)	26,892
65,000	Valeant Pharmaceuticals International, Inc. (Canada) 6.13%, 4/15/2025(a)(d)	52,163
		79,055
Professional Services (0.0%)(b)
8,000	Corporate Risk Holdings LLC 9.50%, 7/1/2019(d)(f)	7,280
Trading Companies & Distributors (0.1%)
19,000	United Rentals North America, Inc. 4.63%, 7/15/2023	19,190
	Total Corporate Bonds (Cost $484,753)	479,023
SHARES
Master Limited Partnerships (3.2%)
Oil, Gas & Consumable Fuels (3.2%)
944	Antero Midstream Partners LP	26,309
1,926	Boardwalk Pipeline Partners LP	33,609
156	Buckeye Partners LP	10,971
573	Cheniere Energy Partners LP	17,179
285	Columbia Pipeline Partners LP	4,275
570	Delek Logistics Partners LP	15,225
291	Dominion Midstream Partners LP	8,186
494	Energy Transfer Equity LP	7,099
657	Energy Transfer Partners LP	25,012
1,126	Enterprise Products Partners LP(c)	32,947
563	EQT GP Holdings LP	14,351
244	EQT Midstream Partners LP	19,593
101	Magellan Midstream Partners LP	7,676
242	MPLX LP	8,138
730	NuStar GP Holdings LLC	18,717
241	Phillips 66 Partners LP	13,465
24	Plains All American Pipeline LP	660
201	Rice Midstream Partners LP	4,106
904	Shell Midstream Partners LP(c)	30,546
274	Spectra Energy Partners LP(c)	12,927
875	Sunoco Logistics Partners LP(c)	25,156

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
939	Sunoco LP(c)	$28,123
3	Tallgrass Energy Partners LP	138
295	Tesoro Logistics LP	14,611
734	Valero Energy Partners LP(c)	34,505
318	Western Gas Equity Partners LP	12,163
39	Western Gas Partners LP	1,966
1,351	Western Refining Logistics LP(c)	35,383
156	Williams Partners LP	5,404
	Total Master Limited Partnerships	468,440 (Cost $423,494)
PRINCIPAL AMOUNT
Convertible Bonds (0.6%)
Automobiles (0.3%)
$ 28,000	Tesla Motors, Inc. 1.50%, 6/1/2018	47,337
Diversified Consumer Services (0.1%)
24,000	Ascent Capital Group, Inc. 4.00%, 7/15/2020(a)	13,635
Oil, Gas & Consumable Fuels (0.1%)
33,000	Cobalt International Energy, Inc. 3.13%, 5/15/2024(a)	10,890
Semiconductors & Semiconductor Equipment (0.1%)
30,000	SunEdison, Inc. 5.00%, 7/2/2018(d)(h)	8,250
	Total Convertible Bonds (Cost $95,044)	80,112
U.S. Treasury Obligation (0.0%)(b)
6,000	U.S. Treasury Bond 3.00%, 11/15/2045(a) (Cost $6,317)	6,905
NUMBER OF CONTRACTS
Options Purchased (0.0%)(b)
Put Option (0.0%)(b)
3	iShares Russell 2000 Fund 7/15/2016 @ 104.00	36
3	iShares Russell 2000 Fund 9/30/2016 @ 107.00	825
3	Medivation, Inc. 7/15/2016 @ 50.00	81
2	SPDR S&P500 Fund Trust 7/15/2016 @ 188.00	18
NUMBER OF CONTRACTS		VALUE
2	SPDR S&P500 Fund Trust 9/30/2016 @ 194.00	$534
		1,494
	Total Options Purchased (Cost $3,090)	1,494
NUMBER OF WARRANTS
Warrants (0.0%)(b)
Capital Markets (0.0%)(b)
834	GP Investments Acquisition Corp., expiring 5/26/2022*(a)	417
Diversified Financial Services (0.0%)(b)
1,576	Acasta Enterprises, Inc., expiring 9/8/2020 (Canada)*	305
1,499	Pace Holdings Corp., expiring 10/29/2020*(a)	282
		587
Metals & Mining (0.0%)(b)
1,668	Electrum Special Acquisition Corp., expiring 6/11/2021*(a)	384
	Total Warrants (Cost $—)	1,388
NUMBER OF RIGHTS
Rights (0.0%)(b)
Biotechnology (0.0%)(b)
500	Chelsea Therapeutics, Inc.	55
500	(H Lundbeck A/S)*(e)(f) Dyax Corp.*(f)	625
		680
Food & Staples Retailing (0.0%)(b)
1,000	Safeway, Inc. (Casa Ley)*(f)	250
1,000	Safeway, Inc. (Property Development Centers)*(f)	50
		300
Health Care Providers & Services (0.0%)(b)
204	Community Health Systems, Inc., expiring 12/31/2049*(a)	1
	Total Rights (Cost $15)	981

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
Short-Term Investments (41.4%)
Investment Companies (41.4%)
52,156	AQR Managed Futures Strategy HV Fund Institutional Class(c)	$571,107
5,578,752	Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.20%,(c)(k)	5,578,752
	Total Investment Companies (Cost $6,138,752)	6,149,859
	Total Long Positions (Cost $14,352,969)	14,400,424
Short Positions ((22.8)%)(l)
Common Stocks ((16.7)%)
Aerospace & Defense ((0.2)%)
(115)	Boeing Co. (The)	(14,935)
(152)	HEICO Corp.	(10,155)
		(25,090)
Air Freight & Logistics ((0.2)%)
(5,060)	Royal Mail plc (United Kingdom)	(33,996)
Airlines ((0.3)%)
(1,970)	Deutsche Lufthansa AG (Germany)	(23,162)
(1,200)	JetBlue Airways Corp.*	(19,872)
		(43,034)
Auto Components ((0.3)%)
(228)	Autoliv, Inc. (Sweden)	(24,499)
(500)	Goodyear Tire & Rubber Co. (The)	(12,830)
		(37,329)
Automobiles ((0.3)%)
(225)	Tesla Motors, Inc.*	(47,763)
Banks ((0.6)%)
(298)	Bank of the Ozarks, Inc.	(11,181)
(36)	Canadian Imperial Bank of Commerce (Canada)	(2,703)
(1,030)	Canadian Western Bank (Canada)	(19,652)
(119)	Chemical Financial Corp.	(4,437)
(1,572)	DNB ASA (Norway)	(18,817)
(544)	KeyCorp	(6,011)
(600)	National Bank of Canada (Canada)	(20,522)
		(83,323)
SHARES		VALUE
Beverages ((0.2)%)
(260)	Brown-Forman Corp., Class B	$(25,938)
Biotechnology ((0.2)%)
(152)	Amgen, Inc.	(23,127)
Building Products ((0.2)%)
(291)	AO Smith Corp.	(25,640)
Capital Markets ((0.0)%)(b)
(96)	Ares Capital Corp.	(1,363)
Chemicals ((0.7)%)
(600)	Dow Chemical Co. (The)	(29,826)
(400)	LyondellBasell Industries NV, Class A	(29,768)
(335)	Praxair, Inc.	(37,651)
		(97,245)
Commercial Services & Supplies ((0.2)%)
(1,268)	Quad/Graphics, Inc.	(29,532)
Communications Equipment ((0.1)%)
(190)	Motorola Solutions, Inc.	(12,534)
Containers & Packaging ((0.1)%)
(200)	Avery Dennison Corp.	(14,950)
Diversified Telecommunication Services ((0.2)%)
(2,300)	Inmarsat plc (United Kingdom)	(24,787)
Electric Utilities ((0.7)%)
(99)	Duke Energy Corp.	(8,493)
(134)	Eversource Energy	(8,027)
(1,250)	Great Plains Energy, Inc.	(38,000)
(803)	Southern Co. (The)	(43,065)
(73)	Xcel Energy, Inc.	(3,269)
		(100,854)
Food & Staples Retailing ((0.3)%)
(143)	CVS Health Corp.	(13,691)
(312)	ICA Gruppen AB (Sweden)	(10,456)
(144)	Walgreens Boots Alliance, Inc.	(11,991)
(200)	Wal-Mart Stores, Inc.	(14,604)
		(50,742)
Food Products ((0.2)%)
(725)	Hormel Foods Corp.	(26,535)
Gas Utilities ((0.1)%)
(111)	AGL Resources, Inc.	(7,323)
(168)	Piedmont Natural Gas Co., Inc.	(10,100)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited) (cont'd)

SHARES		VALUE
(70)	Questar Corp.	$(1,776)
		(19,199)
Health Care Equipment & Supplies ((1.0)%)
(783)	Abbott Laboratories	(30,780)
(117)	ABIOMED, Inc.*	(12,787)
(194)	Baxter International, Inc.	(8,772)
(59)	Becton Dickinson and Co.	(10,006)
(179)	DENTSPLY SIRONA, Inc.	(11,105)
(352)	IDEXX Laboratories, Inc.*	(32,687)
(435)	LivaNova plc (United Kingdom)*	(21,850)
(209)	Varian Medical Systems, Inc.*	(17,186)
(345)	William Demant Holding A/S (Denmark)*	(6,716)
		(151,889)
Health Care Providers & Services ((0.7)%)
(251)	Aetna, Inc.	(30,655)
(124)	Anthem, Inc.	(16,286)
(116)	Cardinal Health, Inc.	(9,049)
(116)	HCA Holdings, Inc.*	(8,933)
(79)	Henry Schein, Inc.*	(13,967)
(90)	Laboratory Corp. of America Holdings*	(11,725)
(71)	Universal Health Services, Inc., Class B	(9,521)
(131)	VCA, Inc.*	(8,857)
		(108,993)
Hotels, Restaurants & Leisure ((0.8)%)
(102)	Buffalo Wild Wings, Inc.*	(14,173)
(595)	Darden Restaurants, Inc.	(37,687)
(311)	Marriott International, Inc., Class A	(20,669)
(325)	Starbucks Corp.	(18,564)
(2,550)	Wendy's Co. (The)	(24,531)
		(115,624)
Household Durables ((0.2)%)
(400)	Lennar Corp., Class A	(18,440)
(80)	Whirlpool Corp.	(13,331)
		(31,771)
Independent Power & Renewable Electricity Producers ((0.0)%)(b)
(347)	NRG Yield, Inc., Class C	(5,410)
Insurance ((0.9)%)
(157)	Allianz SE (Germany)	(22,397)
(250)	Aon plc (United Kingdom)	(27,308)
(1,060)	Primerica, Inc.	(60,674)
(625)	Unum Group	(19,869)
		(130,248)
SHARES		VALUE
Internet & Catalog Retail ((0.0)%)(b)
(229)	Lands' End, Inc.*	$(3,760)
Internet Software & Services ((0.1)%)
(280)	Alibaba Group Holding Ltd., ADR (China)*	(22,268)
IT Services ((0.5)%)
(772)	Infosys Ltd., ADR (India)	(13,780)
(431)	International Business Machines Corp.	(65,417)
		(79,197)
Life Sciences Tools & Services ((0.2)%)
(203)	Agilent Technologies, Inc.	(9,005)
(187)	Quintiles Transnational Holdings, Inc.*	(12,215)
(94)	Thermo Fisher Scientific, Inc.	(13,889)
		(35,109)
Machinery ((0.9)%)
(975)	Colfax Corp.*	(25,799)
(385)	Cummins, Inc.	(43,289)
(499)	Energy Recovery, Inc.*	(4,436)
(340)	Parker-Hannifin Corp.	(36,737)
(835)	Timken Co. (The)	(25,601)
		(135,862)
Media ((0.9)%)
(923)	New Media Investment Group, Inc.	(16,679)
(200)	Nexstar Broadcasting Group, Inc., Class A	(9,516)
(300)	Omnicom Group, Inc.	(24,447)
(224)	SES SA, FDR (Luxembourg)	(4,795)
(640)	Twenty-First Century Fox, Inc., Class A	(17,312)
(551)	Walt Disney Co. (The)	(53,899)
		(126,648)
Multiline Retail ((0.4)%)
(525)	Big Lots, Inc.	(26,308)
(2,786)	JC Penney Co., Inc.*	(24,740)
(175)	Target Corp.	(12,218)
		(63,266)
Multi-Utilities ((0.3)%)
(404)	Consolidated Edison, Inc.	(32,497)
(103)	Public Service Enterprise Group, Inc.	(4,801)
(120)	TECO Energy, Inc.	(3,317)
		(40,615)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

SHARES		VALUE
Oil, Gas & Consumable Fuels ((0.1)%)
(871)	Cobalt International Energy, Inc.*	$(1,167)
(119)	Plains GP Holdings LP, Class A	(1,241)
(22)	Tallgrass Energy GP LP	(497)
(350)	TransCanada Corp. (Canada)	(15,837)
		(18,742)
Pharmaceuticals ((0.9)%)
(532)	AbbVie, Inc.	(32,936)
(303)	Mylan NV*	(13,102)
(149)	Novo Nordisk A/S, ADR (Denmark)	(8,013)
(303)	Pfizer, Inc.	(10,669)
(99)	Roche Holding AG (Switzerland)	(26,124)
(344)	UCB SA (Belgium)	(25,830)
(225)	Zoetis, Inc.	(10,678)
		(127,352)
Real Estate Investment Trusts (REITs) ((0.4)%)
(620)	CubeSmart	(19,146)
(180)	Essex Property Trust, Inc.	(41,056)
		(60,202)
Road & Rail ((0.2)%)
(400)	Union Pacific Corp.	(34,900)
(88)	YRC Worldwide, Inc.*	(774)
		(35,674)
Semiconductors & Semiconductor Equipment ((0.5)%)
(350)	Lam Research Corp.	(29,421)
(860)	QUALCOMM, Inc.	(46,070)
		(75,491)
Software ((0.5)%)
(320)	Dassault Systemes (France)	(24,126)
(840)	SS&C Technologies Holdings, Inc.	(23,587)
(90)	VMware, Inc., Class A*	(5,150)
(325)	Workday, Inc., Class A*	(24,268)
		(77,131)
Specialty Retail ((0.7)%)
(1,180)	American Eagle Outfitters, Inc.	(18,797)
(580)	Bed Bath & Beyond, Inc.*	(25,068)
(526)	Best Buy Co., Inc.	(16,096)
(248)	Hibbett Sports, Inc.*	(8,628)
(755)	Outerwall, Inc.	(31,710)
		(100,299)
SHARES		VALUE
Textiles, Apparel & Luxury Goods ((0.5)%)
(579)	Coach, Inc.	$(23,589)
(292)	Michael Kors Holdings Ltd. (United Kingdom)*	(14,448)
(610)	Skechers U.S.A., Inc., Class A*	(18,129)
(300)	VF Corp.	(18,447)
		(74,613)
Thrifts & Mortgage Finance ((0.5)%)
(3,216)	BofI Holding, Inc.*	(56,956)
(754)	Home Capital Group, Inc. (Canada)	(18,687)
		(75,643)
Trading Companies & Distributors ((0.4)%)
(575)	Fastenal Co.	(25,525)
(145)	WW Grainger, Inc.	(32,951)
		(58,476)
Wireless Telecommunication Services ((0.0)%)(b)
(763)	NII Holdings, Inc.*	(2,426)
	Total Common Stocks (Proceeds $(2,461,337))	(2,479,690)
Exchange Traded Funds ((4.1)%)
(6,146)	Alerian MLP Fund	(78,177)
(775)	CurrencyShares Euro Trust*	(83,832)
(1,453)	Energy Select Sector SPDR Fund	(99,153)
(385)	iShares PHLX Semiconductor Fund	(36,051)
(606)	iShares US Utilities Fund	(79,550)
(709)	SPDR S&P500 Fund Trust	(148,557)
(1,780)	Utilities Select Sector SPDR Fund	(93,397)
	Total Exchange Traded Funds (Proceeds $(568,100))	(618,717)
PRINCIPAL AMOUNT
Corporate Bonds ((1.4)%)
Chemicals ((0.1)%)
$(15,000)	Chemours Co. (The) 6.63%, 5/15/2023	(12,900)
Hotels, Restaurants & Leisure ((0.1)%)
(13,000)	Wynn Las Vegas LLC 5.50%, 3/1/2025(d)	(12,675)
IT Services ((0.1)%)
(21,000)	Sungard Availability Services Capital, Inc. 8.75%, 4/1/2022(d)	(11,708)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

(cont'd)

PRINCIPAL AMOUNT		VALUE
Multiline Retail ((0.1)%)
$(15,000)	Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	$(13,375)
Pharmaceuticals ((0.5)%)
(31,000)	Endo Finance LLC 5.75%, 1/15/2022(d)	(28,284)
(64,000)	Valeant Pharmaceuticals International, Inc. (Canada) 5.38%, 3/15/2020(d)	(55,320)
		(83,604)
Specialty Retail ((0.4)%)
(41,000)	Gap, Inc. (The) 5.95%, 4/12/2021	(43,067)
(7,000)	Outerwall, Inc. 6.00%, 3/15/2019	(6,528)
(5,000)	5.88%, 6/15/2021	(4,325)
		(53,920)
Trading Companies & Distributors ((0.1)%)
(16,000)	United Rentals North America, Inc. 7.38%, 5/15/2020	(16,640)
	Total Corporate Bonds (Proceeds $(204,972))	(204,822)
SHARES
Exchange Traded Note ((0.4)%)
(1,659)	JPMorgan Alerian MLP Index ETN (Proceeds $(44,545))	(52,806)
Master Limited Partnerships ((0.2)%)
Gas Utilities ((0.1)%)
(604)	Ferrellgas Partners LP	(11,162)
SHARES		VALUE
Oil, Gas & Consumable Fuels ((0.1)%)
(62)	Crestwood Equity Partners LP	$(1,250)
(135)	Enable Midstream Partners LP	(1,824)
(53)	Enbridge Energy Partners LP	(1,229)
(261)	Golar LNG Partners LP (United Kingdom)	(4,784)
(160)	Holly Energy Partners LP	(5,544)
(260)	Midcoast Energy Partners LP	(2,220)
(111)	TC PipeLines LP	(6,356)
		(23,207)
	Total Master Limited Partnerships (Proceeds $(31,499))	(34,369)
	Total Short Positions (Proceeds $(3,310,453))	(3,390,404)
	Total Investments (74.1%) (Cost $11,042,516)	11,010,020
	Other Assets Less Liabilities (25.9%)(m)	3,844,232
	Net assets (100.0%)	$14,854,252

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for securities sold short and options written.

(b)  Represents less than 0.05% of net assets.

(c)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options and/or forward foreign currency contracts with a total value of $7,708,791.

(d)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 6/30/2016, these securities amounted to $399,234 of long positions and $(107,987) of short positions, or 2.7% and (0.7%), respectively, of net assets for the Fund. Securities denoted with "(d)" but without "(f)" have been deemed by the investment manager to be liquid.

(e)  Security fair valued as of 6/30/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 6/30/2016 amounted to $17,730, which represents 0.1% of net assets of the Fund.

(f)  Illiquid security.

(g)  All or a portion of this security had not settled as of 6/30/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(h)  Defaulted securities.

(i)  Perpetual Bond Security. The rate reflected was the rate in effect on 6/30/2016. The maturity date reflects the next call date.

(j)  Variable or floating rate security. The interest rate shown was the current rate as of 6/30/2016 and changes periodically.

(k)  Represents 7-day effective yield as of 6/30/2016.

(l)  At 6/30/2016 the Fund had deposited $3,706,016 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(m)  Includes the impact of the Fund's open positions in derivatives at 6/30/2016.

Abbreviations

ADR  American Depositary Receipt

DIP  Debtor-in-Possession

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

SPDR  Standard & Poor's Depositary Receipt

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At June 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
9/16/2016	1 S&P 500 E-Mini Index	Short	$(1,360)
9/16/2016	9 The EURO STOXX 50 Index	Short	5,492
Total			$4,132

At June 30, 2016, the notional value of futures for the Fund was $(389,660) for short positions.

For the six months ended June 30, 2016, the average notional value of futures for the Fund was $(233,033) for short positions. The Fund had deposited $36,395 in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At June 30, 2016, open forward contracts for the Fund were as follows:

	Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	13,792	Australian Dollar	$9,911	JPMorgan Chase Bank, NA	08/18/2016	$358
	281,150	Czech Koruna	11,894	JPMorgan Chase Bank, NA	08/18/2016	(350)
	71,532	Euro	80,015	JPMorgan Chase Bank, NA	08/18/2016	(502)
	25,467	Euro	29,199	JPMorgan Chase Bank, NA	08/18/2016	(891)
	13,356	Euro	14,855	JPMorgan Chase Bank, NA	08/18/2016	(9)
	65,396	Euro	73,251	JPMorgan Chase Bank, NA	08/18/2016	(559)
	30,783	Euro	33,904	JPMorgan Chase Bank, NA	08/18/2016	313
	29,904	Euro	33,587	JPMorgan Chase Bank, NA	08/18/2016	(347)
	20,644	Euro	23,397	JPMorgan Chase Bank, NA	08/18/2016	(450)
	79,093	Norwegian Krone	9,256	JPMorgan Chase Bank, NA	08/18/2016	194
	53,841	Norwegian Krone	6,654	JPMorgan Chase Bank, NA	08/18/2016	(221)
	7,351	Pound Sterling	10,595	JPMorgan Chase Bank, NA	08/18/2016	(805)
	358	Pound Sterling	525	JPMorgan Chase Bank, NA	09/30/2016	(48)
	266,821	South African Rand	17,358	JPMorgan Chase Bank, NA	08/18/2016	591
	157,599	South African Rand	9,948	JPMorgan Chase Bank, NA	08/18/2016	654
	339,832	Swedish Krona	41,811	JPMorgan Chase Bank, NA	08/18/2016	(1,566)
	540	Swedish Krona	66	JPMorgan Chase Bank, NA	09/30/2016	(2)
	14,638	Swiss Franc	14,839	JPMorgan Chase Bank, NA	08/18/2016	192
Total						$(3,448)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	4,970	Australian Dollar	$3,625	JPMorgan Chase Bank, NA	08/18/2016	$(75)
	3,741	Canadian Dollar	2,883	JPMorgan Chase Bank, NA	09/30/2016	(13)
	281,150	Czech Koruna	11,669	JPMorgan Chase Bank, NA	08/18/2016	125
	150,754	Danish Krone	23,114	JPMorgan Chase Bank, NA	08/18/2016	583
	163,560	Euro	185,977	JPMorgan Chase Bank, NA	07/08/2016	4,448
	126,903	Euro	145,138	JPMorgan Chase Bank, NA	08/18/2016	4,077
	12,077	Euro	13,440	JPMorgan Chase Bank, NA	08/18/2016	16
	201,061	Euro	228,375	JPMorgan Chase Bank, NA	08/18/2016	4,883
	15,147	Euro	17,283	JPMorgan Chase Bank, NA	08/18/2016	446
	5,840	Euro	6,506	JPMorgan Chase Bank, NA	09/30/2016	4
	425,000	Hong Kong Dollar	54,771	JPMorgan Chase Bank, NA	07/08/2016	(13)
	1,656,000	Japanese Yen	15,547	JPMorgan Chase Bank, NA	08/18/2016	(512)
	166,225	Mexican Peso	9,087	JPMorgan Chase Bank, NA	07/08/2016	(2)
	53,841	Norwegian Krone	6,552	JPMorgan Chase Bank, NA	08/18/2016	119
	440	Pound Sterling	637	JPMorgan Chase Bank, NA	07/08/2016	51
	68,559	Pound Sterling	92,105	JPMorgan Chase Bank, NA	09/30/2016	756
	221,228	South African Rand	14,295	JPMorgan Chase Bank, NA	08/18/2016	(587)
	310,529	South African Rand	20,082	JPMorgan Chase Bank, NA	08/18/2016	(808)
	113,891	South African Rand	7,353	JPMorgan Chase Bank, NA	08/18/2016	(309)
	299,573	Swedish Krona	36,793	JPMorgan Chase Bank, NA	07/08/2016	1,381
	125,632	Swedish Krona	14,864	JPMorgan Chase Bank, NA	08/18/2016	(14)
	129,789	Swedish Krona	15,655	JPMorgan Chase Bank, NA	08/18/2016	285
	458,880	Swedish Krona	54,367	JPMorgan Chase Bank, NA	09/30/2016	(81)
	123,995	Swiss Franc	129,130	JPMorgan Chase Bank, NA	07/08/2016	2,127
	14,515	Swiss Franc	14,906	JPMorgan Chase Bank, NA	08/18/2016	1
	14,638	Swiss Franc	15,232	JPMorgan Chase Bank, NA	08/18/2016	201
	533	Swiss Franc	546	JPMorgan Chase Bank, NA	09/30/2016	(3)
Total						$17,086

For the six months ended June 30, 2016, the Fund's investments in forward contracts had an average notional value of $747,703.

Equity swap contracts ("equity swaps")

At June 30, 2016, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	7/14/2016- 7/4/2017	$(7,212)

*  The following table represents the individual long and short positions and related values of the equity swaps with JPMorgan Chase Bank, NA as of June 30, 2016.

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)		Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Porto Sudeste Royalties FIP	24,359	$14,487		$(4,983)
France
AXA SA	1,134	22,236		170
Eiffage SA	326	22,413		817
Vinci SA	215	14,948		248
Vivendi SA	1,542	28,944		(24)
				1,211
Ireland
Bank of Ireland	51,540	14,497		(3,916)
Spain
Abertis Infraestructuras SA	2,100	29,010		1,753
Telepizza Group SA	1,224	10,582		(2,976)
				(1,223)
United Kingdom
Premier Oil plc	4,078	2,654		1,472
Rexam plc	3,840	31,829		1,845 (e)
				3,317
United States
Safeway, Inc.	3,007	0	(c)	752 (d)
Safeway, Inc.	3,007	0	(c)	150 (d)
Shire plc	1,029	56,334		7,240
Signet Jewelers Ltd.	118	15,398		(5,673)
				2,469
Total Long Positions of Equity Swaps				(3,125)
Short Positions
United Kingdom
CYBG plc	(1,722)	(5,562)		244
Total Long and Short Positions of Equity Swaps				(2,881)
Financing Costs and Other Receivables/(Payables)				(4,331)
Equity Swaps, at value—JPMorgan Chase Bank, NA				$(7,212)

Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/2/2016- 12/12/2016	$(37,558)

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of June 30, 2016.

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Cia Brasileira de Distribuicao	312	$3,490	$1,050
Hypermarcas SA	1,130	6,975	1,235
			2,285
France
Amundi SA	192	9,298	(1,318)
BNP Paribas SA	481	26,892	(5,671)
Iliad SA	189	44,824	(6,546)
JCDecaux SA	153	5,999	(840)
LVMH Moet Hennessy Louis Vuitton SE	188	28,221	153
Publicis Groupe SA	426	28,281	334
Remy Cointreau SA	439	32,184	5,558
Societe Generale SA	354	15,105	(4,022)
			(12,352)
India
Dr Reddy's Laboratories Ltd.	247	11,379	1,275
Ireland
Ryanair Holdings plc	3,467	55,044	(11,490)
Jordan
Hikma Pharmaceuticals plc	488	14,400	1,614
Luxembourg
Eurofins Scientific SE	64	23,230	463
South Africa
Aspen Pharmacare Holdings Ltd.	485	9,611	2,319
South Korea
NAVER Corp.	19	10,309	1,403
Turkey
Migros Ticaret A/S	1,200	6,982	(78)
United Kingdom
Admiral Group plc	781	18,557	2,549
ASOS plc	297	13,387	2,377
Barclays plc	7,684	21,557	(7,379)
Burberry Group plc	225	3,530	(56)
Croda International plc	659	26,577	961
ITV plc	21,164	68,269	(17,640)
Pets At Home Group plc	932	3,541	(650)
Rexam plc	8,825	69,918	7,470 (e)
RSA Insurance Group plc	3,899	22,186	3,741
Smith & Nephew plc	1,765	26,165	3,606
Smiths Group plc	512	6,623	1,236
Sports Direct International plc	20,482	126,717	(39,600)
			(43,385)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
Alphabet, Inc.	66	49,795	(3,363)
Apple, Inc.	390	39,106	(1,822)
Coach, Inc.	598	19,826	4,537
Expedia, Inc.	193	22,795	(2,279)
Mead Johnson Nutrition Co.	327	25,848	3,827
			900
Total Long Positions of Equity Swaps			(57,046)
Short Positions
France
Air France-KLM	(1,715)	(13,215)	2,327
Electricite de France SA	(518)	(7,306)	1,000
Kering	(79)	(13,407)	655
Lagardere SCA	(714)	(20,623)	5,053
Orange SA	(1,442)	(24,696)	1,244
			10,279
Germany
Deutsche Lufthansa AG	(923)	(14,177)	3,391
Deutsche Telekom AG	(1,449)	(26,017)	1,446
			4,837
Italy
Eni SpA	(1,275)	(19,765)	(779)
Netherlands
Koninklijke Ahold NV	(1,468)	(31,893)	(527)
Spain
Industria de Diseno Textil SA	(1,048)	(35,645)	859
Switzerland
Givaudan SA	(13)	(24,428)	(1,612)
Roche Holding AG	(36)	(9,880)	439
			(1,173)
United Kingdom
Bunzl plc	(951)	(23,997)	(5,147)
GlaxoSmithKline plc	(763)	(13,886)	(2,412)
Marks & Spencer Group plc	(14,464)	(83,987)	22,621
WPP plc	(1,208)	(24,725)	(233)
			14,829
United States
Ball Corp.	(202)	(14,069)	(533)
Merck & Co., Inc.	(154)	(8,111)	(761)
Pfizer, Inc.	(265)	(8,519)	(812)
			(2,106)
Total Short Positions of Equity Swaps			26,219
Total Long and Short Positions of Equity Swaps			(30,827)
Financing Costs and Other Receivables/(Payables)			(6,731)
Equity Swaps, at value—Morgan Stanley Capital Services LLC			$(37,558)
Total Equity Swaps, at value			$(44,770)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the six months ended June 30, 2016, the average notional value of equity swaps for the Fund was $1,277,713 for long positions and $(465,009) for short positions, respectively.

(c)  A zero balance reflects actual amounts rounding to less than $1.

(d)  These securities have been deemed by the investment manager to be illiquid.

(e)  Security fair valued as of 6/30/2016 in accordance with procedures approved by the Board of Trustees.

At June 30, 2016, the Fund had deposited cash collateral of $270,000 in a segregated account for Morgan Stanley Capital Services LLC.

Total return swap contracts ("total return swaps")

For the six months ended June 30, 2016, the average notional value of total return swaps for the Fund was $29,726.

At June 30, 2016, the Fund had no total return swaps outstanding.

Written option contracts ("options written")

At June 30, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
iShares Russell 2000 ETF, Put	3	$93	7/15/2016	$(9)
iShares Russell 2000 ETF, Put	3	89	9/30/2016	(135)
SPDR S&P500 ETF Trust, Put	2	168	7/15/2016	(6)
SPDR S&P500 ETF Trust, Put	2	161	9/30/2016	(98)
Total				$(248)

Options written for the Fund for the six months ended June 30, 2016 were as follows:

	Number of contracts	Premium received
Outstanding 12/31/15	53	$5,745
Options written	206	14,651
Options closed	(127)	(11,823)
Options exercised	—	—
Options expired	(122)	(8,029)
Outstanding 6/30/16	10	$544

For the six months ended June 30, 2016, the Fund had an average market value of $14,977 in purchased option contracts, and $(5,272) in options written, respectively.

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs
	Level 1	Level 2	Level 3(a)		Total
Investments:
Common Stocks
Banks	$36,818	$7,164	$—		$43,982
Beverages	169,602	70,164	—		239,766
Capital Markets	19,307	558	0	(c)	19,865
Chemicals	405,590	14,970	—		420,560
Commercial Services & Supplies	152,508	13,278	—		165,786
Construction Materials	—	46,360	—		46,360
Electronic Equipment, Instruments & Components	75,034	7,898	—		82,932
Food & Staples Retailing	52,461	23,990	—		76,451
Health Care Equipment & Supplies	369,509	—	175		369,684
Health Care Providers & Services	103,632	12,045	—		115,677
Insurance	33,803	41,657	—		75,460
Internet Software & Services	453,117	25,449	—		478,566
Life Sciences Tools & Services	83,381	54,167	—		137,548
Machinery	168,600	16,267	—		184,867
Media	484,271	143,168	—		627,439
Multi-Utilities	160,709	36,856	—		197,565
Oil, Gas & Consumable Fuels	176,937	22,180	—		199,117
Pharmaceuticals	338,367	68,787	—		407,154
Real Estate Management & Development	—	6,442	—		6,442
Specialty Retail	37,834	29,921	—		67,755
Technology Hardware, Storage & Peripherals	69,669	18,123	—		87,792
Trading Companies & Distributors	25,144	44,034	—		69,178
Other Common Stocks(b)	2,394,403	—	—		2,394,403
Total Common Stocks	5,810,696	703,478	175		6,514,349
Loan Assignments
Commercial Services & Supplies	—	46,157	3,765		49,922
Electric Utilities	—	—	18,023		18,023
Health Care Equipment & Supplies	—	—	14,035		14,035
Insurance	—	18,850	17,573		36,423
Life Sciences Tools & Services	—	—	2,985		2,985
Metals & Mining	—	—	3,990		3,990
Professional Services	—	—	20,580		20,580
Semiconductors & Semiconductor Equipment	—	9,302	8,553		17,855
Trading Companies & Distributors	—	—	10,000		10,000

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3(a)	Total
Other Loan Assignments(b)	$—	$524,060	$—	$524,060
Total Loan Assignments	—	598,369	99,504	697,873
Corporate Bonds(b)	—	479,023	—	479,023
Master Limited Partnerships(b)	468,440	—	—	468,440
Convertible Bonds(b)	—	80,112	—	80,112
U.S. Treasury Obligation	—	6,905	—	6,905
Options Purchased	1,494	—	—	1,494
Warrants(b)	1,388	—	—	1,388
Rights
Biotechnology	—	—	680	680
Food & Staples Retailing	—	—	300	300
Health Care Providers & Services	1	—	—	1
Total Rights	1	—	980	981
Short-Term Investments	—	6,149,859	—	6,149,859
Total Long Positions	$6,282,019	$8,017,746	$100,659	$14,400,424

(b)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(c)  A zero balance reflects actual amounts rounding to less than $1.

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/16	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/16		Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/16
Investments in Securities:
Common Stocks(b)
Capital Markets	$—	$—	$(993)	$—	$—	$993	$—	$0	(d)	$(993)
Health Care Equipment & Supplies	175	—	—	—	—	—	—	175		—
Rights(b)
Biotechnology	55	—	625	—	—	—	—	680		625
Food & Staples Retailing	400	—	(100)	—	—	—	—	300		(100)
Loan Assignments(c)
Capital Markets	34,464	10	191	—	(34,665)	—	—	—		—
Commercial Services & Supplies	11,885	3	271	3,770	(3,659)	—	(8,505)	3,765		(5)
Diversified Financial Services	47,500	—	—	—	—	—	(47,500)	—		—

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

	Beginning balance as of 1/1/16	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/16
Electric Utilities	$—	$—	$203	$17,820	$—	$—	$—	$18,023	$203
Electronic Equipment, Instruments & Components	1,800	2	(23)	—	(1,779)	—	—	—	—
Health Care Equipment & Supplies	—	1	174	13,860	—	—	—	14,035	174
Health Care Providers & Services	11,315	—	—	—	—	—	(11,315)	—	—
Insurance	—	292	1,418	15,863	—	—	—	17,573	1,442
Internet Software & Services	57,954	54	74	—	(58,082)	—	—	—	—
Life Sciences Tools & Services	—	—	15	2,970	—	—	—	2,985	15
Media	6,580	—	—	—	—	—	(6,580)	—	—
Metals & Mining	—	—	30	3,960	—	—	—	3,990	30
Professional Services	20,475	35	70	—	—	—	—	20,580	70
Semiconductors & Semiconductor Equipment	—	8	114	8,431	—	—	—	8,553	114
Telecommunications	6,774	—	—	—	—	—	(6,774)	—	—
Trading Companies & Distributors	—	2	98	9,900	—	—	—	10,000	98
Corporate Bonds(c)
Chemicals	—	—	—	—	—	—	0 (d)	—	—
Total	$199,377	$407	$2,167	$76,574	$(98,185)	$993	$(80,674)	$100,659	$1,673

(b)  As of the period ended June 30, 2016, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(c)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  A zero balance reflects actual amounts rounding to less than $1.

As of the six months ended June 30, 2016, certain securities were transferred from one level (as of December 31, 2015) to another. Based on beginning of period market values as of July 1, 2016, $80,674 was transferred from Level 3 to Level 2. In addition, $993 was transferred from Level 1 to Level 3. Bank loans, corporate bonds and common stocks that transferred in or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or the pricing methodology being based on dated inputs by Management (Level 3). In addition, $236,184 was transferred from Level 1 to Level 2. Interactive provided adjusted prices for these securities as of June 30, 2016, as stated in the description of the valuation methods of foreign equity securities in the notes to financials.

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's short investments as of June 30, 2016:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short
Air Freight & Logistics	$—	$(33,996)	$—	$(33,996)
Airlines	(19,872)	(23,162)	—	(43,034)
Banks	(64,506)	(18,817)	—	(83,323)
Diversified Telecommunication Services	—	(24,787)	—	(24,787)
Food & Staples Retailing	(40,286)	(10,456)	—	(50,742)
Health Care Equipment & Supplies	(145,173)	(6,716)	—	(151,889)
Insurance	(107,851)	(22,397)	—	(130,248)
Media	(121,853)	(4,795)	—	(126,648)
Pharmaceuticals	(75,398)	(51,954)	—	(127,352)
Software	(53,005)	(24,126)	—	(77,131)
Other Common Stocks Sold Short(b)	(1,630,540)	—	—	(1,630,540)
Total Common Stocks Sold Short	(2,258,484)	(221,206)	—	(2,479,690)
Exchange Traded Funds Sold Short	(618,717)	—	—	(618,717)
Corporate Bonds Sold Short(b)	—	(204,822)	—	(204,822)
Exchange Traded Note Sold Short	(52,806)	—	—	(52,806)
Master Limited Partnerships Sold Short(b)	(34,369)	—	—	(34,369)
Total Short Positions	$(2,964,376)	$(426,028)	$—	$(3,390,404)

(b)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the period ended June 30, 2016, certain securities were transferred from one level (as of December 31, 2015) to another. Based on beginning of period market values as of January 1, 2016, ($72,448) was transferred from Level 1 to Level 2. Interactive provided adjusted prices for these securities as of June 30, 2016, as stated in the description of the valuation methods of foreign equity securities in the notes to financials.

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's derivatives as of June 30, 2016:

Other Financial Instruments
	Level 1	Level 2	Level 3(a)	Total
Forward contracts(b)
Assets	$—	$21,805	$—	$21,805
Liabilities	—	(8,167)	—	(8,167)
Futures(b)
Assets	5,492	—	—	5,492
Liabilities	(1,360)	—	—	(1,360)

See Notes to Financial Statements

Schedule of Investments Absolute Return Multi-Manager Portfolio

(Unaudited) (cont'd)

Other Financial Instruments
	Level 1	Level 2	Level 3(a)	Total
Swap contracts(b)
Assets	$—	$98,532	$902	$99,434
Liabilities	—	(144,204)	—	(144,204)
Options written
Liabilities	(248)	—	—	(248)
Total	$3,884	$(32,034)	$902	$(27,248)

(b)  Forward contracts, futures, and swap contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/16	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/16	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/16
Investments in Securities:
Equity Swaps(b)
United States	$1,203	$—	$(301)	$—	$—	$—	$—	$902	$(301)
Total	$1,203	$—	$(301)	$—	$—	$—	$—	$902	$(301)

(b)  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,400,424
Due from custodian	15,330
Foreign currency*	411,944
Cash collateral segregated for short sales (Note A)	3,706,016
Cash collateral segregated for futures contracts (Note A)	36,395
Cash collateral segregated for swap contracts (Note A)	270,000
Dividends and interest receivable	14,740
Receivable for securities sold	522,216
Receivable for Fund shares sold	86,250
Receivable from administrator—net (Note B)	39,150
Swap contracts, at value (Note A)	99,434
Receivable for forward foreign currency contracts (Note A)	21,805
Prepaid expenses and other assets	142
Total Assets	19,623,846
Liabilities
Investments sold short, at value** (Note A)	3,390,404
Option contracts written, at value*** (Note A)	248
Due to custodian	16,604
Dividends and interest payable for short sales	9,450
Swap contracts, at value (Note A)	144,204
Payable to investment manager (Note B)	20,443
Payable for securities purchased	1,079,074
Payable for Fund shares redeemed	3,799
Payable for variation margin on futures contracts (Note A)	5,133
Payable for forward foreign currency contracts (Note A)	8,167
Accrued expenses and other payables	92,068
Total Liabilities	4,769,594
Net Assets	$14,854,252
Net Assets consist of:
Paid-in capital	$15,861,691
Undistributed net investment income (loss)	(59,605)
Accumulated net realized gains (losses) on investments	(882,296)
Net unrealized appreciation (depreciation) in value of investments	(65,538)
Net Assets	$14,854,252
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,607,956
Net Asset Value, offering and redemption price per share
Class S	$9.24
*Cost of Investments:
Unaffiliated issuers	$14,352,969
Total cost of foreign currency	$418,958
**Proceeds from investments sold short	$3,310,453
***Premium received from option contracts written	$544

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$108,548
Interest and other income—unaffiliated issuers	49,737
Foreign taxes withheld (Note A)	(2,189)
Total income	$156,096
Expenses:
Investment management fees (Note B)	116,488
Administration fees (Note B)	20,557
Distribution fees (Note B)	17,131
Audit fees	34,560
Custodian and accounting fees (Note A)	141,127
Legal fees	44,754
Shareholder reports	12,432
Trustees' fees and expenses	20,303
Dividend and interest expense on securities sold short (Note A)	57,924
Miscellaneous	492
Total expenses	465,768
Expenses reimbursed by Management (Note B)	(243,350)
Total net expenses	222,418
Net investment income (loss)	$(66,322)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(266,693)
Sales of investment securities of unaffiliated issuers sold short	37,463
Forward foreign currency contracts	(66,139)
Foreign currency	9,493
Futures contracts	7,107
Option contracts written	7,024
Swap contracts	(5,388)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	341,917
Unaffiliated investment securities sold short	(186,685)
Unfunded loan commitments	12
Forward foreign currency contracts	30,906
Foreign currency	(7,474)
Futures contracts	5,938
Option contracts written	(1,367)
Swap contracts	(39,588)
Net gain (loss) on investments	(133,474)
Net increase (decrease) in net assets resulting from operations	$(199,796)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(66,322)	$(145,715)
Net realized gain (loss) on investments	(277,133)	(367,443)
Change in net unrealized appreciation (depreciation) of investments	143,659	(202,720)
Net increase (decrease) in net assets resulting from operations	(199,796)	(715,878)
Distributions to shareholders from (Note A):
Net realized gain on investments	—	(136,289)
Total distributions to shareholders	—	(136,289)
From Fund Share Transactions (Note D):
Proceeds from shares sold	3,133,386	7,043,699
Proceeds from reinvestment of dividends and distributions	—	136,289
Payments for shares redeemed	(1,305,029)	(1,572,404)
Net increase (decrease) from Fund share transactions	1,828,357	5,607,584
Net Increase (Decrease) in Net Assets	1,628,561	4,755,417
Net Assets:
Beginning of period	13,225,691	8,470,274
End of period	$14,854,252	$13,225,691
Undistributed net investment income (loss) at end of period	(59,605)	6,717

See Notes to Financial Statements

Notes to Financial Statements Absolute Return
Multi-Manager Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class S shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, exchange-traded funds, exchange-traded notes, exchange-traded purchased option contracts, exchange-traded written option contracts, master limited partnerships, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury Securities generally include quotes from several inter-dealer brokers and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016 the cost of investments for U.S. federal income tax basis was $14,352,969. Gross unrealized appreciation of investments was $399,195 and gross unrealized depreciation of investments was $351,740, resulting in net unrealized appreciation of $47,455 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown losses on mortgage-backed securities, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales, non-deductible excise tax paid, return of capital payments received from certain investments, gains and losses from passive foreign investment companies, and net operating loss netted against short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$135,892	$(135,892)

The tax character of distributions paid during the year ended December 31, 2015 and the period ended December 31, 2014 was as follows:

						Distributions Paid From:
Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
2015	2014		2015	2014		2015	2014		2015	2014		2015	2014
$130,349	$—	(1)	$—	$—	(1)	$5,940	$—	(1)	$—	$—	(1)	$136,289	$—	(1)

(1)  Period from May 1, 2014 (commencement of operations) to December 31, 2014.

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$292	$—	$(441,045)	$(325,779)	$(41,111)	$(807,643)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, mark-to-market adjustments on foreign currency contracts and certain futures and options contracts, unsettled short sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, adjustments related to partnership investments, constructive sales gains and delayed settlement compensation on bank loans.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses)

realized on investment transactions after October 31. For the year ended December 31, 2015, the Fund elected to defer the following late-year losses and post October capital losses:

Late-Year Ordinary Loss	Post October Capital Loss Deferral
Deferral	Long-Term	Short-Term
$—	$95,768	$230,011

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At June 30, 2016, there were no outstanding balances of accrued capital gains taxes for the Fund.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy the Fund to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs held by the Fund are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At June 30, 2016, the Fund estimated these amounts for the period January 1, 2016 to June 30, 2016 within the financial statements because the 2016 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2015, the character of distributions paid to shareholders of the Fund disclosed within the Statement of Changes in Net Assets is based on estimates made at the time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Statement of Operations and are $9,265 for the six months ended June 30, 2016.

At June 30, 2016, the Fund had pledged cash in the amount of $3,706,016 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At June 30, 2016, the Fund had pledged securities in the amount of $2,148,007 to JPM to cover collateral requirements for borrowing in connection with securities sold short.

11  Investment company securities, exchange-traded funds and exchange-traded notes: The Fund may invest in shares of other RICs, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. A Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2016, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at June 30, 2016. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended June 30, 2016, the Fund used futures for economic hedging purposes.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Equity swap contracts: During the six months ended June 30, 2016, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Total return swap contracts: During the six months ended June 30, 2016, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of total return swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

Forward foreign currency contracts: During the six months ended June 30, 2016, the Fund used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

During the six months ended June 30, 2016, the Fund used written option contracts in an attempt to generate incremental returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option contracts were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and enhance returns for the six months ended June 30, 2016.

At June 30, 2016, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Forward contracts	Receivable for forward foreign currency contracts	$21,805	$—	$21,805
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	5,492	5,492
Option contracts purchased	Investments in securities, at value	—	1,494	1,494
Swap contracts	Swap contracts, at value(1)	—	99,434	99,434
Total Value—Assets		$21,805	$106,420	$128,225

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Forward contracts	Payable for forward foreign currency contracts	$(8,167)	$—	$(8,167)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(1,360)	(1,360)
Option contracts written	Option contracts written, at value	—	(248)	(248)
Swap contracts	Swap contracts, at value(1)	—	(144,204)	(144,204)
Total Value—Liabilities		$(8,167)	$(145,812)	$(153,979)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the swap contracts plus accrued interest as of June 30, 2016, which is reflected in the Statement of Assets and Liabilities under the caption "Swap contracts, at value."

(2)  "Futures" reflects the cumulative appreciation (depreciation) of futures contracts as of June 30, 2016, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of June 30, 2016, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2016, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$(66,139)	$—	$(66,139)
Futures	Net realized gain (loss) on: Futures contracts	—	7,107	7,107
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	(45,908)	(45,908)
Option contracts written	Net realized gain (loss) on: Option contracts written	—	7,024	7,024
Swap contracts	Net realized gain (loss) on: Swap contracts	—	(5,388)	(5,388)
Total Realized Gain (Loss)		$(66,139)	$(37,165)	$(103,304)

Change in Appreciation
(Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized	$30,906	$—	$30,906
	appreciation (depreciation) in value of: Forward foreign currency contracts
Futures	Change in net unrealized appreciation (depreciation) in value of : Futures contracts	—	5,938	5,938
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	11,091	11,091
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	—	(1,367)	(1,367)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	—	(39,588)	(39,588)
Total Change in Appreciation (Depreciation)		$30,906	$(23,926)	$6,980

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of June 30, 2016.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward contracts	$21,805	$—	$21,805
Swap contracts	99,434	—	99,434
Total	$121,239	$—	$121,239

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
JPMorgan Chase Bank, NA	$36,496	$(30,070)	$—	$6,426
Morgan Stanley Capital Services LLC	84,743	(84,743)	—	—
Total	$121,239	$(114,813)	$—	$6,426

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward contracts	$(8,167)	$—	$(8,167)
Swap contracts	(144,204)	—	(144,204)
Total	$(152,371)	$—	$(152,371)

  Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
JPMorgan Chase Bank, NA	$(30,070)	$30,070	$—	$—
Morgan Stanley Capital Services LLC	(122,301)	84,743	37,558	—
Total	$(152,371)	$114,813	$37,558	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of June 30, 2016, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of June 30, 2016.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Unfunded Loan Commitments: The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. The Fund may receive a commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations. As of June 30, 2016, there were no outstanding unfunded loan commitments.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.700% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

At June 30, 2016, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, December 31,
			2014(2)	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2017	2018	2019
Class S	2.40%	12/31/19	$316,564	$446,549	$243,350

(1)  Expense limitation per annum of the Fund's average daily net assets.

(2)  Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

NB Alternative Investment Management LLC ("NBAIM") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement, to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including oversight of the subadvisers' investment activities, and received a monthly fee paid by Management. As investment manager, Management was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by NBAIM under the Sub-Advisory Agreement are being provided by Management as of January 1, 2016.

Management currently engages Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Portland Hill Capital LLP, Sound Point Capital Management, L.P., and TPH Asset Management, LLC as subadvisers to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

Neuberger Berman LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, for its activities and expenses related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
$6,319	$37,855,330	$8,922,950	$8,420	$36,434,907	$8,866,319

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

	For the Six Months Ended June 30, 2016				For the Year Ended December 31, 2015
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares redeemed	Total
Class S	342,210	—	(142,445)	199,765	707,455	14,153	(159,926)	561,682

Other: At June 30, 2016, there was an affiliated investor owning 41.1% of the Fund's outstanding shares.

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. The Fund and the two other multi-manager funds in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Absolute Return Multi-Manager Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Six Months Ended June 30, 2016, (unaudited)		Year Ended December 31, 2015	Period from May 1, 2014^ to December 31, 2014
Net Asset Value, Beginning of Period	$9.39		$10.01	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.04)		(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	(0.11)		(0.38)	0.09
Total From Investment Operations	(0.15)		(0.51)	0.01
Distributions from Net Realized Capital Gains	—		(0.11)	—
Total Distributions	—		(0.11)	—
Net Asset Value, End of Period	$9.24		$9.39	$10.01
Total Return††	(1.60	)%**	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.9		$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	6.80	%*	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)	5.95	%*	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	3.25	%*	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)	2.40	%*	2.40%	2.69	%*@
Ratio of Net Investment Income/(loss) to Average Net Assets	(0.97	)%*	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including securities sold short)	274	%**	490%	264	%**
Portfolio Turnover Rate (excluding securities sold short)	276	%**	517%	213	%**

See Notes to Financial Highlights

Notes to Financial Highlights Absolute Return Multi-Manager Portfolio

(Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and the other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2016

B0733 08/16

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust Guardian Portfolio Class I generated a total return of 2.75% for the six months ended June 30, 2016, underperforming the 3.84% return of its benchmark, the S&P 500® Index, for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market experienced periods of volatility, but generated a positive return during the reporting period. The market began the year on a weak note. This was due to a number of factors, including declining oil prices and concerns that the slowdown in China would impact the global economy. After bottoming in February, the market then rallied sharply over the next three months. Investor risk appetite returned given signs of resiliency by the U.S. economy, rising energy prices and indications from the U.S. Federal Reserve (Fed) that it would take a measured approach in terms of raising interest rates. While the market sold off sharply in the immediate aftermath of the June 23 U.K. referendum to leave the European Union, U.S. equities recouped those losses later in the month.

The Fund's underperformance during the reporting period was driven by sector allocation. In particular, the Fund's cash and cash equivalents position was a headwind for performance given the market's positive return. An underweight to the Energy sector was also a headwind for results. In contrast, an underweight to Information Technology and an overweight to Utilities were the most beneficial for results.

Stock selection, overall, was a modest contributor to performance during the period. The Fund's holdings in the Health Care, Financials and Consumer Discretionary sectors added the most value. The Fund's positions in WEC Energy Group, Inc., Enbridge, Inc., Brookfield Infrastructure Partners LP, lululemon athletica, Inc. and PVH Corp. were the largest contributors to performance during the period. However, holdings in the Information Technology, Telecommunication Services and Industrials sectors were the largest detractors from results. Individual stocks that negatively impacted the Fund's performance included American Express Co. (sold during the period), Alliance Data Systems Corp., Delta Air Lines, Inc., BorgWarner, Inc. (sold during the period) and eBay Inc.

We believe the U.S. economy will continue to grow steadily, while a still highly accommodative Fed may create a longer than anticipated U.S. business cycle (albeit certainly slower than the markets expected). In our view, corporate managers' willingness to drive innovation, enhance productivity, allocate capital to the best risk-adjusted return and compete on a global scale could ultimately provide investors with suitable long-term returns for the risks they bear. Nevertheless, we are very mindful of the complex world in which we live and invest. Given the impact of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.4%
Consumer Staples	13.6
Energy	6.3
Financials	13.6
Health Care	11.0
Industrials	7.1
Information Technology	17.2
Materials	2.1
Telecommunication Services	4.2
Utilities	4.5
Short-Term Investments	7.0
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS4

	Inception Date	Six Month Period Ended 06/30/2016	Average Annual Total Return Ended 06/30/2016
			1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	2.75%	–0.95%	8.71%	6.56%	7.23%
Guardian Portfolio Class S2	08/02/2002	2.71%	–1.05%	8.57%	6.40%	7.08%
S&P 500® Index[1,3]		3.84%	3.99%	12.10%	7.42%	6.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.15% and 1.39% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16		Expense Ratio
Class I	$1,000.00	$1,027.50	$5.95	*	1.18%
Class S	$1,000.00	$1,027.10	$6.30	*	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.00	$5.92	**	1.18%
Class S	$1,000.00	$1,018.65	$6.27	**	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments Guardian Portfolio (Unaudited) 6/30/16

NUMBER OF SHARES		VALUE
Common Stocks (94.4%)
Airlines (1.7%)
28,370	Delta Air Lines, Inc.	$1,033,519
Banks (4.2%)
16,595	JPMorgan Chase & Co.	1,031,213
35,811	U.S. Bancorp	1,444,258
		2,475,471
Beverages (3.6%)
7,500	Anheuser-Busch InBev NV ADR	987,600
11,100	PepsiCo, Inc.	1,175,934
		2,163,534
Biotechnology (2.1%)
12,950	Celgene Corp.	1,277,259	*
Capital Markets (3.9%)
2,035	BlackRock, Inc.	697,048	(a)
49,210	Brookfield Asset Management, Inc. Class A	1,627,375
924	Brookfield Business Partners LP	17,639	*
		2,342,062
Chemicals (2.2%)
11,200	Ashland, Inc.	1,285,424
Consumer Finance (1.5%)
35,330	Synchrony Financial	893,142	*
Diversified Financial Services (3.4%)
8,995	CME Group, Inc.	876,113
35,000	Markit Ltd.	1,141,000	*
		2,017,113
Diversified Telecommunication Services (4.2%)
26,735	Level 3 Communications, Inc.	1,376,585	*
10,545	SBA Communications Corp. Class A	1,138,227	*(a)
		2,514,812
Electric Utilities (2.4%)
32,160	Brookfield Infrastructure Partners LP	1,455,562
Electronic Equipment, Instruments & Components (2.0%)
29,600	CDW Corp.	1,186,368
NUMBER OF SHARES		VALUE
Energy Equipment & Services (2.8%)
21,168	Schlumberger Ltd.	$1,673,965
Food & Staples Retailing (7.3%)
5,900	Costco Wholesale Corp.	926,536
17,375	CVS Health Corp.	1,663,483
55,065	Whole Foods Market, Inc.	1,763,181	(a)
		4,353,200
Food Products (2.8%)
35,400	ConAgra Foods, Inc.	1,692,474
Health Care Equipment & Supplies (2.8%)
26,495	Dentsply Sirona, Inc.	1,643,750
Health Care Providers & Services (5.2%)
25,350	DaVita HealthCare Partners, Inc.	1,960,062	*
8,050	UnitedHealth Group, Inc.	1,136,660
		3,096,722
Hotels, Restaurants & Leisure (1.8%)
8,800	McDonald's Corp.	1,058,992
Industrial Conglomerates (2.4%)
8,118	3M Co.	1,421,624
Internet & Catalog Retail (2.8%)
1,070	Amazon.com, Inc.	765,713	*
740	Priceline Group, Inc.	923,824	*
		1,689,537
Internet Software & Services (4.9%)
2,340	Alphabet, Inc. Class A	1,646,260	*
55,289	eBay, Inc.	1,294,316	*
		2,940,576
IT Services (2.8%)
3,356	Alliance Data Systems Corp.	657,507	*
13,975	Visa, Inc. Class A	1,036,526
		1,694,033
Machinery (1.8%)
10,620	Allison Transmission Holdings, Inc.	299,803
12,200	Ingersoll-Rand PLC	776,896
		1,076,699
Multi-Utilities (2.2%)
19,900	WEC Energy Group, Inc.	1,299,470

See Notes to Financial Statements

5

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Oil, Gas & Consumable Fuels (3.6%)
2,235	Anadarko Petroleum Corp.	$119,014
4,605	Cheniere Energy, Inc.	172,918	*
41,695	Enbridge, Inc.	1,766,200
2,210	Valero Energy Corp.	112,710
		2,170,842
Pharmaceuticals (1.1%)
9,245	Bristol-Myers Squibb Co.	679,970
Professional Services (1.0%)
11,000	Nielsen Holdings PLC	571,670
Real Estate Investment Trusts (0.9%)
18,200	Weyerhaeuser Co.	541,814
Road & Rail (0.3%)
1,300	Canadian Pacific Railway Ltd.	167,427
Semiconductors & Semiconductor Equipment (1.0%)
9,700	Texas Instruments, Inc.	607,705
Software (4.0%)
3,380	Adobe Systems, Inc.	323,770	*
8,159	Intuit, Inc.	910,626
21,900	Microsoft Corp.	1,120,623
		2,355,019
Specialty Retail (5.7%)
13,000	Home Depot, Inc.	1,659,970
10,955	TJX Cos., Inc.	846,055
10,040	Tractor Supply Co.	915,447
		3,421,472
Technology Hardware, Storage & Peripherals (2.7%)
16,900	Apple, Inc.	1,615,640
Textiles, Apparel & Luxury Goods (3.3%)
8,100	lululemon athletica, Inc.	598,266	*
14,530	PVH Corp.	1,369,162	(a)
		1,967,428
	Total Common Stocks (Cost $51,507,972)	56,384,295
NUMBER OF SHARES		VALUE
Short-Term Investment (7.2%)
4,262,708	State Street Institutional Treasury Money Market Fund Premier Class, 0.14% (Cost $4,262,708)	$4,262,708	(b)
	Total Investments (101.6%) (Cost $55,770,680)	60,647,003
	Other Assets Less Liabilities [(1.6%)]	(936,178	)(c)
	Net Assets (100.0%)	$59,710,825

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of 6/30/2016.

(c)  Includes the impact of the Fund's open positions in derivatives at 6/30/2016.

See Notes to Financial Statements

6

Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At June 30, 2016, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
BlackRock, Inc., Call	1	$370	10/21/2016	$(470)
SBA Communications Corp., Put	4	100	9/16/2016	(880)
Total				$(1,350)

At June 30, 2016, the Fund had deposited $2,558 in a segregated account to cover requirements on options written.

Options written for the Fund for the six months ended June 30, 2016 were as follows:

	Number of Contracts	Premium Received
Outstanding 12/31/2015	—	$—
Options written	28	5,006
Options expired	(16)	(903)
Options exercised	(7)	(654)
Options closed	—
Outstanding 6/30/2016	5	$3,449

For the six months ended June 30, 2016, the Fund had an average market value of options written of $(1,217).

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$56,384,295	$—	$—	$56,384,295
Short-Term Investment	—	4,262,708	—	4,262,708
Total Investments	$56,384,295	$4,262,708	$—	$60,647,003

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2016, no securities were transferred from one level (as of December 31, 2015) to another.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of June 30, 2016:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options written
Liabilities	$(1,350)	$—	$—	$(1,350)
Total	$(1,350)	$—	$—	$(1,350)

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$60,647,003
Cash	3,904
Cash collateral segregated for option contracts (Note A)	2,558
Dividends and interest receivable	99,154
Receivable for securities sold	263,126
Receivable for Fund shares sold	239
Prepaid expenses and other assets	2,109
Total Assets	61,018,093
Liabilities
Options contracts written, at value** (Note A)	1,350
Payable for securities purchased	1,212,106
Payable for Fund shares redeemed	7,261
Payable to investment manager (Note B)	27,181
Payable to administrator—net (Note B)	17,560
Accrued expenses and other payables	41,810
Total Liabilities	1,307,268
Net Assets	$59,710,825
Net Assets consist of:
Paid-in capital	$37,927,781
Undistributed net investment income (loss)	364,135
Accumulated net realized gains (losses) on investments	16,542,738
Net unrealized appreciation (depreciation) in value of investments	4,876,171
Net Assets	$59,710,825
Net Assets
Class I	$11,558,161
Class S	48,152,664
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	673,706
Class S	2,825,570
Net Asset Value, offering and redemption price per share
Class I	$17.16
Class S	17.04
*Cost of Investments	$55,770,680
**Premium received from option contracts written	$3,449

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$494,396
Interest income—unaffiliated issuers	4,852
Foreign taxes withheld (Note A)	(9,509)
Total income	$489,739
Expenses:
Investment management fees (Note B)	163,967
Administration fees (Note B):
Class I	16,784
Class S	72,652
Distribution fees (Note B):
Class S	60,543
Audit fees	22,543
Custodian and accounting fees	20,536
Insurance expense	1,158
Legal fees	17,104
Shareholder reports	15,198
Trustees' fees and expenses	20,040
Interest expense	48
Miscellaneous	2,680
Total expenses	413,253
Expenses reimbursed by Management (Note B)	(44,280)
Total net expenses	368,973
Net investment income (loss)	$120,766
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,084,837
Foreign currency	(2,810)
Option contracts written	903
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(4,673,263)
Foreign currency	1,085
Option contracts written	2,099
Net gain (loss) on investments	1,412,851
Net increase (decrease) in net assets resulting from operations	$1,533,617

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$120,766	$249,828
Net realized gain (loss) on investments (Note A)	6,082,930	10,755,872
Change in net unrealized appreciation (depreciation) of investments (Note A)	(4,670,079)	(14,654,402)
Net increase (decrease) in net assets resulting from operations	1,533,617	(3,648,702)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(94,448)
Class S	—	(255,409)
Net realized gain on investments:
Class I	—	(3,296,726)
Class S	—	(14,198,361)
Total distributions to shareholders	—	(17,844,944)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	749,930	2,468,359
Class S	182,687	356,770
Proceeds from reinvestment of dividends and distributions:
Class I	—	3,391,174
Class S	—	14,453,770
Payments for shares redeemed:
Class I	(1,295,062)	(3,926,539)
Class S	(4,575,302)	(13,898,883)
Net increase (decrease) from Fund share transactions	(4,937,747)	2,844,651
Net Increase (Decrease) in Net Assets	(3,404,130)	(18,648,995)
Net Assets:
Beginning of period	63,114,955	81,763,950
End of period	$59,710,825	$63,114,955
Undistributed net investment income (loss) at end of period	$364,135	$243,369

See Notes to Financial Statements

10

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") currently offers Class I and Class S shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 — unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of

11

4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on

12

investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2016 was $521.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $55,871,485. Gross unrealized appreciation of investments was $5,883,286 and gross unrealized depreciation of investments was $1,107,768 resulting in net unrealized appreciation of $4,775,518 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses, real estate investment trusts dividends re-classed from income to capital gains, prior year partnership basis adjustments and distributions redesignated. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(6,357)	$6,357

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

	Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Total
2015	2014	2015	2014	2015	2014
$634,403	$2,162,644	$17,210,541	$11,235,227	$17,844,944	$13,397,871

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$243,369	$10,937,776	$9,068,282	$—	$20,249,427
13

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2016, is described below. Please see the Schedule of Investments for the Fund's open position in derivatives at June 30, 2016. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the six months ended June 30, 2016, the Fund used written option contracts in an attempt to generate incremental returns and to reduce risks.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

14

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

At June 30, 2016, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Risk	Statement of Assets and Liabilities Location
Options written	$(1,350)	Options contracts
Total Value—Liabilities	$(1,350)	written, at value

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2016, was as follows:

Realized Gain (Loss)

	Equity Risk	Statement of Operations Location
Options written	$903	Net realized gain (loss) on:
Total Realized Gain (Loss)	$903	option contracts written

Change in Appreciation (Depreciation)

	Equity Risk
Options written	$2,099	Change in net unrealized
Total Change in Appreciation (Depreciation)	$2,099	appreciation (depreciation) in value of: option contracts written

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At June 30, 2016, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similiar agreement.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, for its activities and expenses related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

16

At June 30, 2016, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class I	1.00%	12/31/19	$—	$—	$—	$—
Class S	1.25%	12/31/19	85,743	60,850	85,080	44,280

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions (excluding short-term securities and written options) of $29,261,091 and $31,303,105, respectively.

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

For the Six Months Ended June 30, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	44,969	—	(79,195)	(34,226)
Class S	11,068	—	(277,341)	(266,273)

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	107,923	202,700	(182,192)	128,431
Class S	16,284	869,138	(626,322)	259,100
17

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$16.70		$24.09	$26.69		$20.40	$18.29	$18.94
Income From Investment Operations:
Net Investment Income (Loss)@	0.04		0.09	0.16		0.09	0.17	0.05
Net Gains or Losses on Securities (both realized and unrealized)	0.42		(1.28)	1.79		7.70	2.16	(0.61)
Total From Investment Operations	0.46		(1.19)	1.95		7.79	2.33	(0.56)
Less Distributions From:
Net Investment Income	—		(0.17)	(0.13)		(0.20)	(0.06)	(0.09)
Net Capital Gains	—		(6.03)	(4.42)		(1.30)	(0.16)	—
Total Distributions	—		(6.20)	(4.55)		(1.50)	(0.22)	(0.09)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$17.16		$16.70	$24.09		$26.69	$20.40	$18.29
Total Return†	2.75	%^**	(4.97)%^	9.03	%^µ	38.81%	12.73%	(2.94)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$11.6		$11.8	$14.0		$15.3	$13.3	$15.1
Ratio of Gross Expenses to Average Net Assets#	1.18	%*	1.15%	1.08%		1.11%	1.11%	1.13%
Ratio of Net Expenses to Average Net Assets	1.18	%*	1.15%	1.08%		1.11%	1.11%§	1.13%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46	%*	0.42%	0.60%		0.38%	0.87%	0.26%
Portfolio Turnover Rate	53	%**	51%	37%		31%	32%	27%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$16.59		$23.94	$26.53		$20.29	$18.19	$18.84
Income From Investment Operations:
Net Investment Income (Loss)@	0.03		0.07	0.12		0.06	0.14	0.03
Net Gains or Losses on Securities (both realized and unrealized)	0.42		(1.28)	1.78		7.65	2.15	(0.61)
Total From Investment Operations	0.45		(1.21)	1.90		7.71	2.29	(0.58)
Less Distributions From:
Net Investment Income	—		(0.11)	(0.07)		(0.17)	(0.03)	(0.07)
Net Capital Gains	—		(6.03)	(4.42)		(1.30)	(0.16)	—
Total Distributions	—		(6.14)	(4.49)		(1.47)	(0.19)	(0.07)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$17.04		$16.59	$23.94		$26.53	$20.29	$18.19
Total Return†	2.71	%^**	(5.12)%^	8.89	%^µ	38.60%	12.60%	(3.08)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$48.2		$51.3	$67.8		$79.9	$69.0	$67.6
Ratio of Gross Expenses to Average Net Assets#	1.43	%*	1.39%	1.33%		1.36%	1.36%	1.38%
Ratio of Net Expenses to Average Net Assets	1.25	%*	1.25%	1.25%		1.25%	1.25%§	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39	%*	0.33%	0.44%		0.26%	0.73%	0.16%
Portfolio Turnover Rate	53	%**	51%	37%		31%	32%	27%

See Notes to Financial Highlights

20

Notes to Financial Highlights Guardian Portfolio (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (5.02)% and (5.17)% for Class I and Class S, respectively. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Semi-Annual Report

June 30, 2016

F0324 08/16

International Equity Portfolio Commentary

The Neuberger Berman Advisers Management Trust International Equity Portfolio Class S posted a –4.13% total return for the six months ended June 30, 2016, underperforming the –4.04% return of its benchmark, the MSCI EAFE® Index (the Index), for the same period.

Global equity markets sold off early this year, driven by concerns over Chinese currency depreciation, the continued impact of lower oil prices, and weak fourth quarter earnings. Forced selling of equities by sovereign wealth funds in the Middle East added to the pressure. There was a marked improvement in March, however, on better economic data from the U.S., dovish central bank talk and actions, including more aggressive expansion of monetary stimulus by the European Central Bank, and a recovery in oil prices following discussions of a production freeze. In June, however, global equity markets were roiled again by the U.K. electorate's vote to leave the European Union (EU) ("Brexit").

Within the Index, by sector, Financials and Consumer Discretionary lost the most this period, down by over 15% and 12%, respectively, in dollar terms. By contrast, oil's recovery made Energy the standout performer with a gain of nearly 17%. Consumer Staples, up over 6%, also outperformed the benchmark. By country, Italy, Ireland and Israel underperformed, while New Zealand gained the most, followed by Singapore and Norway.

Stock selection benefited the Fund, which saw outperformance from Financials, Consumer Discretionary, and Information Technology holdings. By country, our Japanese, Canadian and Australian holdings contributed the most. Top individual contributors included Japanese drugstore chain Sundrug, which saw growth in sales and profits despite economic weakness, and KEYENCE, a Japanese factory automation equipment supplier, which has deepened its product portfolio and added marketing resources. SGS, a Swiss-based inspection and certification specialist, bounced back from an overdone sell off driven by weakness in their materials division.

Sector allocation (mostly due to our underweight to Energy), along with stock selection in Health Care and Telecommunication Services, detracted from performance. By country, our U.K., Hong Kong and Spanish holdings detracted most. Key individual detractors included U.K. based banks Barclays and Lloyds, and Travis Perkins, a U.K. builders' merchant. All were hurt by fears surrounding the economic impact that the outcome of the Brexit referendum would have in the U.K.

Looking ahead, we believe the Brexit vote could lead to a protracted period of political, economic and market uncertainty for the U.K. and EU. We do not believe it will lead to a full-blown crisis however. What is clear to us is that political risk has increased—with French elections, most notably, coming in 2017—which we believe is likely to dampen consumer and corporate risk appetite. In our opinion, weaker growth for the next 12-18 months is the likely result.

We have made very few changes to the Fund in recent months, preferring to invest on conviction once the dust settles rather than trade during a period of significant volatility. Our emphasis on quality is unshaken, and we are acutely aware that periods of volatility or indiscriminate selling often provide opportunities for longer-term investors like ourselves. As ever, our focus remains on investing in companies that we believe have sustainable profitability and growth characteristics, at attractive valuations.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

International Equity Portfolio

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1 Year	5 Years	10 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	–4.13%	–8.11%	1.69%	1.64%	3.80%
MSCI EAFE® Index[1,2]		–4.04%	–9.72%	2.15%	2.05%	4.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2015 was 1.73% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.50% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16
Class S	$1,000.00	$958.70	$7.30	*
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,017.40	$7.52	**

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments International Equity Portfolio (Unaudited)

6/30/16

NUMBER OF SHARES		VALUE
Common Stocks (97.3%)
Australia (2.4%)
271,230	Insurance Australia Group Ltd.	$1,117,269
200,000	Reliance Worldwide Corp. Ltd.	460,904	*
96,900	Steadfast Group Ltd.	144,178
		1,722,351
Austria (1.2%)
18,140	Andritz AG	860,146
Belgium (1.0%)
6,385	Colruyt SA	353,333
11,385	Ontex Group NV	358,956
		712,289
Canada (5.1%)
20,770	Alimentation Couche-Tard, Inc. Class B	891,923
57,025	ATS Automation Tooling Systems, Inc.	429,028	*
23,800	Home Capital Group, Inc.	589,865
10,600	Kinaxis, Inc.	425,657	*
8,368	MacDonald, Dettwiler & Associates Ltd.	545,820
14,100	Peyto Exploration & Development Corp.	378,488
13,826	Suncor Energy, Inc.	383,547
		3,644,328
China (2.5%)
11,500	Alibaba Group Holding Ltd. ADR	914,595	*
5,600	Baidu, Inc. ADR	924,840	*
		1,839,435
Denmark (0.7%)
19,055	Sydbank A/S	478,497
France (12.3%)
6,630	Air Liquide SA	690,724
10,595	Arkema SA	810,016
14,905	BNP Paribas SA	653,666
18,100	Elior Group	392,754	(a)
2,700	Euler Hermes Group	224,227
8,855	Pernod-Ricard SA	980,393
7,910	Publicis Groupe SA	529,198
6,095	Sanofi	506,389
7,486	Sodexo SA	801,971
41,005	SPIE SA	728,895
23,585	TOTAL SA	1,131,042
19,050	Valeo SA	845,707
2,955	Virbac SA	533,542	*
		8,828,524
NUMBER OF SHARES		VALUE
Germany (8.8%)
6,725	Bayer AG	$675,424
14,190	Brenntag AG	687,391
3,960	Continental AG	749,337
6,511	Deutsche Boerse AG	534,909
11,985	GEA Group	565,708
11,753	Gerresheimer AG	905,350
8,240	Henkel AG & Co. KGaA, Preference Shares	1,007,015
16,400	SAP SE ADR	1,230,328
		6,355,462
Hong Kong (1.1%)
747,800	HKBN Ltd.	788,729
Ireland (0.7%)
119,268	Greencore Group PLC	490,830
Israel (4.3%)
432,010	Bezeq Israeli Telecommunication Corp. Ltd.	855,781
18,955	Check Point Software Technologies Ltd.	1,510,334	*
14,070	Teva Pharmaceutical Industries Ltd. ADR	706,736
		3,072,851
Italy (0.9%)
42,140	Azimut Holding SpA	687,550
Japan (11.9%)
10,200	Daikin Industries Ltd.	857,257
47,500	KANSAI PAINT Co. Ltd.	959,009
2,200	KEYENCE Corp.	1,501,123
17,700	Nabtesco Corp.	422,324
50,900	SANTEN PHARMACEUTICAL Co. Ltd.	800,005
11,100	Sato Holdings Corp.	208,029
4,400	SMC Corp.	1,082,515
17,700	Sundrug Co. Ltd.	1,661,940
21,200	TOYOTA MOTOR Corp.	1,045,128
		8,537,330
Netherlands (5.6%)
18,000	AerCap Holdings NV	604,620	*
13,842	Akzo Nobel NV	859,875
11,325	ASML Holding NV	1,114,812
29,428	Koninklijke Ahold NV	649,846
10,485	NXP Semiconductors NV	821,395	*
		4,050,548
Norway (0.8%)
89,210	Skandiabanken ASA	568,148	*(a)

See Notes to Financial Statements

5

Schedule of Investments International Equity Portfolio (Unaudited)

(cont'd)

NUMBER OF SHARES		VALUE
Spain (1.6%)
87,635	Banco Bilbao Vizcaya Argentaria SA	$502,100
71,440	Euskaltel SA	646,568	*(a)
		1,148,668
Sweden (0.8%)
62,260	Nordea Bank AB	528,191
6,500	Resurs Holding AB	36,800	*(a)
		564,991
Switzerland (14.0%)
2,986	Bucher Industries AG	699,035
8,695	Cie Financiere Richemont SA	508,959
644	Givaudan SA	1,296,710
22,805	Julius Baer Group Ltd.	917,862	*
2,350	Partners Group Holding AG	1,007,129
4,251	Roche Holding AG	1,121,753
462	SGS SA	1,058,327
6,070	Sonova Holding AG	805,641
11,900	TE Connectivity Ltd.	679,609
8,260	Tecan Group AG	1,288,454
50,605	UBS Group AG	656,629
		10,040,108
United Kingdom (19.1%)
10,260	Aon PLC	1,120,700
313,470	Barclays PLC	583,018
37,389	Bunzl PLC	1,150,404
98,795	Clinigen Group PLC	797,268
43,664	Compass Group PLC	830,724
11,750	DCC PLC	1,033,995
1,328,867	Lloyds Banking Group PLC	962,484
220,061	Mitie Group PLC	729,228
55,210	Prudential PLC	936,853
59,694	RELX PLC	1,099,230
155,990	RPS Group PLC	362,650
11,880	SABMiller PLC	692,831
29,205	Spectris PLC	710,898
64,172	St. James's Place PLC	676,743
233,105	TalkTalk Telecom Group PLC	680,224
41,392	Travis Perkins PLC	816,661
141,410	Worldpay Group PLC	514,689	*(a)
		13,698,600
United States (2.5%)
21,725	Nielsen Holdings PLC	1,129,048
255,300	Samsonite International SA	705,242
		1,834,290
	Total Common Stocks (Cost $72,467,277)	69,923,675
NUMBER OF SHARES		VALUE
Short-Term Investment (2.4%)
1,695,835	State Street Institutional Treasury Money Market Fund Premier Class, 0.14% (Cost $1,695,835)	$1,695,835	(b)
	Total Investments (99.7%) (Cost $74,163,112)	71,619,510
	Other Assets Less Liabilities (0.3%)	225,509
	Net Assets (100.0%)	$71,845,019

*  Non-income producing security.

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 6/30/2016, these securities amounted to approximately $2,158,959, which represents 3.0% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(b)  Represents 7-day effective yield as of 6/30/2016.

See Notes to Financial Statements

6

POSITIONS BY INDUSTRY

International Equity Portfolio (Unaudited)

Industry	Investments at Value†	Percentage of Net Assets
Chemicals	$4,616,334	6.4%
Pharmaceuticals	4,343,849	6.0%
Banks	4,276,104	6.0%
Insurance	4,219,970	5.9%
Machinery	4,058,756	5.6%
Food & Staples Retailing	3,557,042	5.0%
Capital Markets	3,269,170	4.6%
Trading Companies & Distributors	3,259,076	4.5%
Software	3,166,319	4.4%
Life Sciences Tools & Services	2,991,072	4.2%
Diversified Telecommunication Services	2,971,302	4.1%
Electronic Equipment, Instruments & Components	2,891,630	4.0%
Professional Services	2,187,375	3.0%
Semiconductors & Semiconductor Equipment	1,936,207	2.7%
Oil, Gas & Consumable Fuels	1,893,077	2.6%
Internet Software & Services	1,839,435	2.6%
Commercial Services & Supplies	1,692,661	2.4%
Beverages	1,673,224	2.3%
Hotels, Restaurants & Leisure	1,632,695	2.3%
Media	1,628,428	2.3%
Auto Components	1,595,044	2.2%
Building Products	1,318,161	1.8%
Textiles, Apparel & Luxury Goods	1,214,201	1.7%
Automobiles	1,045,128	1.5%
Industrial Conglomerates	1,033,995	1.4%
Household Products	1,007,015	1.4%
Health Care Equipment & Supplies	805,641	1.1%
Construction & Engineering	728,895	1.0%
Thrifts & Mortgage Finance	589,865	0.8%
Aerospace & Defense	545,820	0.8%
Diversified Financial Services	534,909	0.7%
IT Services	514,689	0.7%
Food Products	490,830	0.7%
Personal Products	358,956	0.5%
Consumer Finance	36,800	0.1%
Short-Term Investment and Other Assets—Net	1,921,344	2.7%
	$71,845,019	100.0%

See Notes to Financial Statements

7

Schedule of Investments International Equity Portfolio (Unaudited)

(cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$460,904	$1,261,447	$—	$1,722,351
Austria	—	860,146	—	860,146
Belgium	—	712,289	—	712,289
Denmark	—	478,497	—	478,497
France	—	8,828,524	—	8,828,524
Germany	1,230,328	5,125,134	—	6,355,462
Hong Kong	—	788,729	—	788,729
Ireland	—	490,830	—	490,830
Israel	2,217,070	855,781	—	3,072,851
Italy	—	687,550	—	687,550
Japan	—	8,537,330	—	8,537,330
Netherlands	1,426,015	2,624,533	—	4,050,548
Norway	—	568,148	—	568,148
Spain	—	1,148,668	—	1,148,668
Sweden	36,800	528,191	—	564,991
Switzerland	679,609	9,360,499	—	10,040,108
United Kingdom	1,800,924	11,897,676	—	13,698,600
United States	1,129,048	705,242	—	1,834,290
Other Common Stocks(a)	5,483,763	—	—	5,483,763
Total Common Stocks	14,464,461	55,459,214	—	69,923,675
Short-Term Investment	—	1,695,835	—	1,695,835
Total Investments	$14,464,461	$57,155,049	$—	$71,619,510

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended June 30, 2016, certain securities were transferred from one level (as of December 31, 2015) to another. Based on beginning of period market values as of January 1, 2016, $26,297,557 was transferred from Level 1 to Level 2. Interactive provided adjusted prices for these securities as of June 30, 2016, as stated in the description of the valuation methods of foreign equity securities in footnote 2 of the Notes to Financial Statements.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$71,619,510
Foreign currency*	124,754
Dividends and interest receivable	281,870
Receivable for Fund shares sold	200
Prepaid expenses and other assets	2,363
Total Assets	72,028,697
Liabilities
Payable for securities purchased	23,146
Payable for Fund shares redeemed	43,672
Payable to investment manager (Note B)	51,873
Payable to administrator-net (Note B)	18,643
Accrued expenses and other payables	46,344
Total Liabilities	183,678
Net Assets	$71,845,019
Net Assets consist of:
Paid-in capital	$203,792,080
Undistributed net investment income (loss)	1,087,039
Accumulated net realized gains (losses) on investments	(130,479,589)
Net unrealized appreciation (depreciation) in value of investments	(2,554,511)
Net Assets	$71,845,019
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,722,944
Net Asset Value, offering and redemption price per share	$10.69
*Cost of Investments:
Unaffiliated issuers	$74,163,112
Total cost of foreign currency	$123,226

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,298,250
Interest income—unaffiliated issuers	744
Foreign taxes withheld (Note A)	(121,556)
Total income	$1,177,438
Expenses:
Investment management fees (Note B)	310,267
Administration fees (Note B)	109,506
Distribution fees (Note B)	91,255
Audit fees	22,543
Custodian and accounting fees	43,602
Insurance expense	1,243
Legal fees	20,556
Shareholder reports	13,738
Trustees' fees and expenses	20,040
Interest expense	427
Miscellaneous	6,398
Total expenses	639,575
Expenses reimbursed by Management (Note B)	(91,619)
Total net expenses	547,956
Net investment income (loss)	$629,482
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(125,509)
Foreign currency	(9,535)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(3,627,960)
Foreign currency	580
Net gain (loss) on investments	(3,762,424)
Net increase (decrease) in net assets resulting from operations	$(3,132,942)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Six Months Ended June 30, 2016	Year Ended December 31, 2015 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$629,482	$485,783
Net realized gain (loss) on investments (Note A)	(135,044)	1,151,235
Change in net unrealized appreciation (depreciation) of investments (Note A)	(3,627,380)	(480,338)
Net increase (decrease) in net assets resulting from operations	(3,132,942)	1,156,680
Distributions to Shareholders From (Note A):
Net investment income	—	(743,251)
Net realized gain on investments	—	(215,188)
Total distributions to shareholders	—	(958,439)
From Fund Share Transactions (Note D):
Proceeds from shares sold	1,143,139	3,003,747
Proceeds from reinvestment of dividends and distributions	—	958,439
Payments for shares redeemed	(2,634,604)	(4,994,661)
Net increase (decrease) from Fund share transactions	(1,491,465)	(1,032,475)
Net Increase (Decrease) in Net Assets	(4,624,407)	(834,234)
Net Assets:
Beginning of period	76,469,426	77,303,660
End of period	$71,845,019	$76,469,426
Undistributed net investment income (loss) at end of period	$1,087,039	$457,557

See Notes to Financial Statements

11

Notes to Financial Statements International Equity Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") currently offers only Class S shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern

12

Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

13

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $74,272,061. Gross unrealized appreciation of investments was $6,952,414 and gross unrealized depreciation of investments was $9,604,965, resulting in net unrealized depreciation of $2,652,551 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and gains and losses from passive foreign investment companies (PFICs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(15,411)	$15,411

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Total
2015	2014	2015	2014	2015	2014
$743,251	$262,910	$215,188	$—	$958,439	$262,910

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$463,873	$392,444	$954,699	$(130,625,135)	$—	$(128,814,119)

14

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, PFIC adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$67,038,387	$63,586,748

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $816,259.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or

15

liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, for its activities and expenses related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

16

At June 30, 2016, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class S	1.50%	12/31/19	$197,811	$187,924	$178,710	$91,619

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions (excluding short-term securities) of $12,264,818 and $13,387,956, respectively.

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Shares Sold	107,050	260,156
Shares Issued on Reinvestment of Dividends and Distributions	—	85,728
Shares Redeemed	(244,113)	(436,868)
Total	(137,063)	(90,984)

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the

17

$700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$11.15		$11.12	$11.54		$9.93	$8.45	$10.34
Income From Investment Operations:
Net Investment Income (Loss)@	0.09		0.07	0.10		0.09	0.10	0.11
Net Gains or Losses on Securities (both realized and unrealized)	(0.55)		0.10	(0.48)		1.67	1.46	(1.36)
Total From Investment Operations	(0.46)		0.17	(0.38)		1.76	1.56	(1.25)
Less Distributions From:
Net Investment Income	—		(0.11)	(0.04)		(0.15)	(0.08)	(0.64)
Net Capital Gains	—		(0.03)	—		—	—	—
Total Distributions	—		(0.14)	(0.04)		(0.15)	(0.08)	(0.64)
Redemption Fees	—		—	—		—	—	0.00 ?
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$10.69		$11.15	$11.12		$11.54	$9.93	$8.45
Total Return†	(4.13	)%**	1.53%^	(3.27	)%µ	17.83%	18.48%	(12.33)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$71.8		$76.5	$77.3		$22.0	$19.7	$19.9
Ratio of Gross Expenses to Average Net Assets#	1.75	%*	1.73%	1.77%		2.48%	2.55%	2.89%
Ratio of Net Expenses to Average Net Assets	1.50	%*	1.50%	1.50%		1.50%	1.51%§	1.50%§
Ratio of Net Investment Income (Loss) to Average Net Assets	1.72	%*	0.61%	0.90%		0.88%	1.11%	1.09%
Portfolio Turnover Rate	17	%**	27%	35%		33%	33%	45%

See Notes to Financial Highlights

19

Notes to Financial Highlights International Equity Portfolio
(Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Calculated based on the average number of shares outstanding during each fiscal period.

?  Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Semi-Annual Report

June 30, 2016

B0737 08/16

Large Cap Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio Class I posted an 8.87% total return for the six months ended June 30, 2016 and outperformed its benchmark, the Russell 1000® Value Index, which returned 6.30%, for the same period.

Since the start of 2016, equities have been on shaky ground with the market tumbling to a two-year low during the first two months of the year. Much of that drop was driven by anxiety about a tighter monetary environment overlaid with concerns that included the faltering Chinese economy, a rising U.S. dollar and falling oil prices. The market rebounded in the months that followed as the U.S. Federal Reserve (Fed) took a more dovish stance on interest rates, oil prices began to recover and the U.S. economy showed pockets of improvement. The market's path was choppy, however, owing to apprehension about further rate increases in the U.S. and worries about the U.K.'s upcoming vote to separate from the European Union (EU). When the results of the vote revealed Britain's intent to leave the EU, equities around the globe plummeted. U.S. stocks crept back up in the final days of the period, however, as certain areas of the market appeared oversold.

Sector performance among large cap value equities was largely positive with the higher-yielding, defensive areas such as Telecommunication Services and Utilities leading returns. The weakest segments for the period included Financials and Consumer Discretionary, which posted overall declines.

Within the Fund, the Materials sector was by far the largest driver of upside performance relative to the benchmark. This was due to our heavier exposure to the segment as a whole as well as our concentration in Metals & Mining, with a particular focus on gold. Gold prices rose markedly over the past several months as investors sought safe havens, and gold-related stocks followed suit. Positive stock selection and overweight exposures to Energy and Industrials further lifted relative performance during the period.

On the downside, the Fund lost the most ground relative to the benchmark in Consumer Discretionary due to investment declines in industries such as Hotels, Restaurants & Leisure, Auto Components and Textiles, Apparel & Luxury Goods, all of which have exposure to slumping international markets. Weaker stock returns within Financials and an underweight allocation to Utilities, an outperforming segment of the market, were also sources of relative loss for the Fund over the period.

We anticipate equity market volatility will continue at a heightened level for the foreseeable future given increased economic and political uncertainty in Europe. Nonetheless, the U.S. economy remains relatively stable and we expect the Fed to remain accommodative in light of the tumultuous global environment. In addition we see corporate share buybacks continuing to help lift earnings per share and we believe equity valuations are appearing more reasonable given that bond yields continue to be pushed lower by investors from abroad. Still, we believe the U.S. dollar remains strong thereby putting pressure on exports, and protracted instability in Europe could negatively impact other regions of the world, including the U.S, to a degree that remains largely unknown. Within this context we are evaluating all market dislocations for investment opportunities. Our portfolio construction strategy entails looking for underappreciated stocks with hidden value that can be realized as specific catalysts play out over time and we believe that this approach is key to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Large Cap Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	9.1%
Consumer Staples	3.1
Energy	19.1
Financials	22.2
Health Care	1.8
Industrials	20.1
Information Technology	5.1
Materials	11.5
Ulilities	2.0
Short-Term Investments	6.0
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	8.87%	–2.19%	6.57%	4.11%	7.85%
Russell 1000® Value Index[1,2]		6.30%	2.86%	11.35%	6.13%	9.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2015 was 1.14% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index® companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16
Class I	$1,000.00	$1,088.70	$6.08	*
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.05	$5.87	**

*  Expenses are equal to the annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 1.17%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments Large Cap Value Portfolio (Unaudited) 6/30/16

NUMBER OF SHARES		VALUE
Common Stocks (95.7%)
Airlines (0.5%)
7,982	Delta Air Lines, Inc.	$290,784
Auto Components (0.6%)
11,968	BorgWarner, Inc.	353,295
Banks (12.1%)
59,356	Citigroup, Inc.	2,516,101
37,573	JPMorgan Chase & Co.	2,334,786
26,211	KeyCorp	289,632
12,078	PNC Financial Services Group, Inc.	983,028
17,371	Wells Fargo & Co.	822,169
		6,945,716
Capital Markets (5.3%)
53,649	Bank of New York Mellon Corp.	2,084,264
6,507	Goldman Sachs Group, Inc.	966,810
		3,051,074
Chemicals (0.8%)
9,649	FMC Corp.	446,845
Communications Equipment (0.3%)
5,906	Cisco Systems, Inc.	169,443
Construction & Engineering (0.8%)
9,694	Jacobs Engineering Group, Inc.	482,858	*
Diversified Financial Services (2.3%)
13,445	CME Group, Inc.	1,309,543
Electric Utilities (0.9%)
13,562	Exelon Corp.	493,114
Electrical Equipment (6.7%)
54,715	Eaton Corp. PLC	3,268,127
11,196	Emerson Electric Co.	583,983
		3,852,110
Energy Equipment & Services (3.7%)
24,281	Schlumberger Ltd.	1,920,142
15,198	Transocean Ltd.	180,704
		2,100,846
Food & Staples Retailing (1.3%)
9,875	Wal-Mart Stores, Inc.	721,073
NUMBER OF SHARES		VALUE
Health Care Equipment & Supplies (0.8%)
3,301	Medtronic PLC	$286,428
1,661	Zimmer Biomet Holdings, Inc.	199,951
		486,379
Health Care Providers & Services (0.4%)
3,398	Centene Corp.	242,515	*
Hotels, Restaurants & Leisure (3.7%)
48,693	Carnival Corp.	2,152,231
Household Products (1.9%)
12,809	Procter & Gamble Co.	1,084,538
Independent Power and Renewable Electricity Producers (1.2%)
46,683	Calpine Corp.	688,574	*
Industrial Conglomerates (2.8%)
50,319	General Electric Co.	1,584,042
Insurance (2.9%)
26,280	Lincoln National Corp.	1,018,876
16,936	MetLife, Inc.	674,561
		1,693,437
Machinery (9.6%)
34,977	Caterpillar, Inc.	2,651,606
6,624	Illinois Tool Works, Inc.	689,956
75,764	Joy Global, Inc.	1,601,651
5,540	Parker Hannifin Corp.	598,597
		5,541,810
Metals & Mining (11.0%)
65,770	BHP Billiton Ltd. ADR	1,878,391
102,841	Newmont Mining Corp.	4,023,140
23,927	United States Steel Corp.	403,409
		6,304,940
Oil, Gas & Consumable Fuels (15.8%)
19,209	Cabot Oil & Gas Corp.	494,440
20,501	Devon Energy Corp.	743,161
22,644	EOG Resources, Inc.	1,888,963
35,993	Exxon Mobil Corp.	3,373,984
11,597	Noble Energy, Inc.	415,984
11,149	Pioneer Natural Resources Co.	1,685,840
11,559	Range Resources Corp.	498,655
		9,101,027

See Notes to Financial Statements

5

Schedule of Investments Large Cap Value Portfolio (Unaudited)

(cont'd)

NUMBER OF SHARES		VALUE
Pharmaceuticals (0.6%)
6,498	Teva Pharmaceutical Industries Ltd. ADR	$326,395
Semiconductors & Semiconductor Equipment (2.2%)
9,023	Analog Devices, Inc.	511,063
1,107	Microchip Technology, Inc.	56,191
9,170	NXP Semiconductors NV	718,378	*
		1,285,632
Software (0.2%)
3,449	CA, Inc.	113,231
Technology Hardware, Storage & Peripherals (2.4%)
29,710	Western Digital Corp.	1,404,095
Textiles, Apparel & Luxury Goods (4.9%)
9,004	Coach, Inc.	366,823
3,567	lululemon athletica, Inc.	263,459	*
24,100	Ralph Lauren Corp.	2,159,842
		2,790,124
	Total Common Stocks (Cost $52,178,049)	55,015,671
Short-Term Investment (6.1%)
3,487,978	State Street Institutional Liquid Reserves Fund Premier Class, 0.47% (Cost $3,487,978)	3,487,978	(a)
	Total Investments (101.8%) (Cost $55,666,027)	58,503,649
	Other Assets Less Liabilities [(1.8%)]	(1,015,041)
	Net Assets (100.0%)	$57,488,608

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 6/30/2016.

See Notes to Financial Statements

6

Schedule of Investments Large Cap Value Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$55,015,671	$—	$—	$55,015,671
Short-Term Investment	—	3,487,978	—	3,487,978
Total Investments	$55,015,671	$3,487,978	$—	$58,503,649

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2016, no securities were transferred from one level (as of December 31, 2015) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$58,503,649
Dividends and interest receivable	60,589
Receivable for securities sold	143,472
Receivable for Fund shares sold	1,637
Prepaid expenses and other assets	15,725
Total Assets	58,725,072
Liabilities
Payable for securities purchased	1,073,015
Payable for Fund shares redeemed	91,564
Payable to investment manager (Note B)	25,944
Payable to administrator (Note B)	14,151
Accrued expenses and other payables	31,790
Total Liabilities	1,236,464
Net Assets	$57,488,608
Net Assets consist of:
Paid-in capital	$51,204,995
Undistributed net investment income (loss)	772,920
Accumulated net realized gains (losses) on investments	2,673,071
Net unrealized appreciation (depreciation) in value of investments	2,837,622
Net Assets	$57,488,608
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,004,259
Net Asset Value, offering and redemption price per share	$14.36
*Cost of Investments	$55,666,027

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$532,766
Interest income—unaffiliated issuers	4,543
Foreign taxes withheld (Note A)	(377)
Total income	$536,932
Expenses:
Investment management fees (Note B)	146,292
Administration fees (Note B)	79,796
Audit fees	22,543
Custodian and accounting fees	13,492
Insurance expense	975
Legal fees	14,700
Shareholder reports	11,249
Trustees' fees and expenses	20,040
Miscellaneous	2,399
Total net expenses	311,486
Net investment income (loss)	$225,446
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,086,954)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	5,437,733
Net gain (loss) on investments	4,350,779
Net increase (decrease) in net assets resulting from operations	$4,576,225

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$225,446	$547,521
Net realized gain (loss) on investments (Note A)	(1,086,954)	3,909,708
Change in net unrealized appreciation (depreciation) of investments (Note A)	5,437,733	(11,830,067)
Net increase (decrease) in net assets resulting from operations	4,576,225	(7,372,838)
Distributions to Shareholders From (Note A):
Net investment income	—	(455,286)
Net realized gain on investments	—	(4,600,984)
Total distributions to shareholders	—	(5,056,270)
From Fund Share Transactions (Note D):
Proceeds from shares sold	6,732,775	5,949,491
Proceeds from reinvestment of dividends and distributions	—	5,056,270
Payments for shares redeemed	(7,160,054)	(15,513,932)
Net increase (decrease) from Fund share transactions	(427,279)	(4,508,171)
Net Increase (Decrease) in Net Assets	4,148,946	(16,937,279)
Net Assets:
Beginning of period	53,339,662	70,276,941
End of period	$57,488,608	$53,339,662
Undistributed net investment income (loss) at end of period	$772,920	$547,474

See Notes to Financial Statements

10

Notes to Financial Statements Large Cap Value Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") currently offers only Class I shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

11

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the

12

basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2016 was $2,712.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $57,151,625. Gross unrealized appreciation of investments was $4,229,128 and gross unrealized depreciation of investments was $2,877,104 resulting in net unrealized appreciation of $1,352,024 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year basis and return of capital adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1)	$(42,339)	$42,340

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$455,286	$511,067	$4,600,984	$—	$5,056,270	$511,067

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$547,474	$5,154,368	$(3,994,454)	$—	$—	$1,707,388

13

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement.

14

Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude fees payable to Management, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

At June 30, 2016, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class I	1.00%	12/31/19	$—	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions (excluding short-term securities) of $27,671,239 and $29,391,037, respectively.

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

15

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Shares Sold	492,068	394,307
Shares Issued on Reinvestment of Dividends and Distributions	—	360,647
Shares Redeemed	(532,664)	(999,063)
Total	(40,596)	(244,109)

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$13.19		$16.39	$15.04		$11.60	$9.99	$11.27
Income From Investment Operations:
Net Investment Income (Loss)@	0.06		0.14	0.11		0.10	0.12	0.03
Net Gains or Losses on Securities (both realized and unrealized)	1.11		(2.00)	1.36		3.50	1.54	(1.31)
Total From Investment Operations	1.17		(1.86)	1.47		3.60	1.66	(1.28)
Less Distributions From:
Net Investment Income	—		(0.12)	(0.12)		(0.16)	(0.05)	—
Net Capital Gains	—		(1.22)	—		—	—	—
Total Distributions	—		(1.34)	(0.12)		(0.16)	(0.05)	—
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$14.36		$13.19	$16.39		$15.04	$11.60	$9.99
Total Return†	8.87	%^**	(11.80)%^	9.85	%^µ	31.14%^	16.60%	(11.36)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$57.5		$53.3	$70.3		$69.9	$61.9	$75.3
Ratio of Gross Expenses to Average Net Assets#	1.17	%*	1.14%	1.10%		1.13%	1.15%	1.13%
Ratio of Net Expenses to Average Net Assets	1.17	%*	1.14%	1.10%		1.13%	1.15%§	1.13%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.85	%*	0.89%	0.71%		0.78%	1.15%	0.29%
Portfolio Turnover Rate	53	%**	153%	130%		165%	124%	102%

See Notes to Financial Highlights

17

Notes to Financial Highlights Large Cap Value Portfolio
(Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Annualized.

**  Not annualized.

18

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

19

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2016

B0736 08/16

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I returned a –2.29% total return for the six months ended June 30, 2016, trailing its benchmark, the Russell Midcap® Growth Index, which returned 2.15% for the same period. (Performance for all share classes is provided in the table immediately following the letter.)

The trailing six months offered up an unpredictable roller-coaster of highs and lows, beginning with the unexpected highly correlated power of oil, the dollar and economic news out of China and closing with Great Britain's surprising decision to leave the European Union (EU) ("Brexit"). The initial downward volatility tied to the Brexit vote was then remarkably replaced by an equally forceful safe-haven/relief rally that offered strange bedfellows, as the dollar, U.S. stocks and precious metals all surged. Lost amid the headline-grabbing volatility was another good quarter for earnings as the market offered more appropriate responses to corporate results than it did in the early part of the year. Despite the eventual rebound to new highs, the late rally did not truly represent a shift to "risk-on" or an embracing of positive momentum. In fact, a newly boxed-in U.S. Federal Reserve (Fed), the reemergence of global recessionary contagion worries and talk of renewed monetary easing left us with the belief that, despite all the incremental economic positives of the trailing six months, we may have taken a step back.

During the fiscal period, the Fund was overweight in Health Care, Information Technology (IT), Telecommunication Services and Energy. The Fund was underweight in Consumer Staples, Financials, Materials and Industrials and Consumer Discretionary. Our year-to-date relative underperformance versus the benchmark was driven primarily by poor stock selection within IT and Financials, which overwhelmed strong results within Health Care. For the fiscal period, Burlington Stores was the top performing holding, while Tableau Software was the leading detractor. Burlington, a national off-price retailer of branded apparel, rose above the sorry state of retail to deliver strong results that were enthusiastically received by the market. Tableau, a provider of analytics and cloud-based business intelligence software solutions, delivered a poor quarter and offered surprisingly underwhelming future guidance that highlighted slowing revenue growth and increased spending. Given the disappointing results and future uncertainty, we elected to sell Tableau.

We don't believe that Britain's vote to leave the EU is a "black swan" level event capable of triggering a domestic recession. However, the U.S. is not an island and meaningful global shocks will result in an uptick of uncertainty, which in turn usually fosters caution. Couple the likely resulting curtailing of large-scale capital investments with a testy presidential election about to hit stride, growing nationalism across Europe and endless watching of commodity pricing, monetary policy, currency and China and, we believe, the result will be a challenging backdrop for an acceleration of economic growth. Volatility is not typically enjoyable to live through, but it does potentially create opportunity. Given the "safe-haven" nature of the current relief rally, which could quickly become a crowded and expensive trade, we believe that the environment ahead could become conducive to a fundamental-driven rally, as the market's preference for seeking positive differentiation through companies offering both intriguing growth prospects and consistent execution is potentially reignited.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	22.1%
Consumer Staples	3.7
Energy	1.5
Financials	5.9
Health Care	18.6
Industrials	13.8
Information Technology	22.2
Materials	3.5
Telecommunication Services	1.4
Short-Term Investments	7.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	–2.29%	–10.10%	7.77%	7.26%	8.42%
Mid Cap Growth Portfolio Class S2	02/18/2003	–2.39%	–10.34%	7.50%	6.99%	8.22%
Russell Midcap® Growth Index[1,3]		2.15%	–2.14%	9.98%	8.12%	7.51%
Russell Midcap® Index[1,3]		5.50%	0.56%	10.90%	8.07%	9.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.98% and 1.23% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16		Expense Ratio
Class I	$1,000.00	$977.10	$4.87	*	0.99%
Class S	$1,000.00	$976.10	$6.09	*	1.24%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.94	$4.97	**	0.99%
Class S	$1,000.00	$1,018.70	$6.22	**	1.24%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) 6/30/16

NUMBER OF SHARES		VALUE
Common Stocks (92.8%)
Airlines (0.8%)
46,000	Alaska Air Group, Inc.	$2,681,340
Banks (1.7%)
25,000	Signature Bank	3,123,000	*
25,000	SVB Financial Group	2,379,000	*
		5,502,000
Biotechnology (1.9%)
47,500	BioMarin Pharmaceutical, Inc.	3,695,500	*
29,000	Vertex Pharmaceuticals, Inc.	2,494,580	*
		6,190,080
Capital Markets (1.4%)
10,250	Affiliated Managers Group, Inc.	1,442,893	*
60,500	Raymond James Financial, Inc.	2,982,650
		4,425,543
Chemicals (3.5%)
58,000	RPM International, Inc.	2,897,100
39,000	Scotts Miracle-Gro Co. Class A	2,726,490
50,750	Sensient Technologies Corp.	3,605,280
29,000	WR Grace & Co.	2,123,090
		11,351,960
Commercial Services & Supplies (0.8%)
37,000	Waste Connections, Inc.	2,665,850
Communications Equipment (0.7%)
19,050	Palo Alto Networks, Inc.	2,336,292	*
Distributors (1.2%)
121,000	LKQ Corp.	3,835,700	*
Diversified Consumer Services (1.9%)
50,050	Bright Horizons Family Solutions, Inc.	3,318,816	*
105,750	Service Corp. International	2,859,480
		6,178,296
Diversified Financial Services (1.1%)
51,550	CBOE Holdings, Inc.	3,434,261
Electrical Equipment (2.1%)
15,000	Acuity Brands, Inc.	3,719,400
65,000	AMETEK, Inc.	3,004,950
		6,724,350
NUMBER OF SHARES		VALUE
Electronic Equipment, Instruments & Components (2.1%)
58,500	Amphenol Corp. Class A	$3,353,805
82,500	CDW Corp.	3,306,600
		6,660,405
Food & Staples Retailing (0.5%)
206,500	Rite Aid Corp.	1,546,685	*
Food Products (2.7%)
66,000	Pinnacle Foods, Inc.	3,055,140
20,000	Post Holdings, Inc.	1,653,800	*
82,750	WhiteWave Foods Co.	3,884,285	*
		8,593,225
Health Care Equipment & Supplies (9.3%)
16,000	C.R. Bard, Inc.	3,762,560
40,000	Dentsply Sirona, Inc.	2,481,600
43,500	DexCom, Inc.	3,450,855	*
42,500	Edwards Lifesciences Corp.	4,238,525	*
34,000	Integra LifeSciences Holdings Corp.	2,712,520	*
43,500	Nevro Corp.	3,208,560	*
67,500	NuVasive, Inc.	4,031,100	*
22,250	Teleflex, Inc.	3,945,147
130,000	Wright Medical Group NV	2,258,100	*
		30,088,967
Health Care Providers & Services (3.7%)
40,000	Acadia Healthcare Co., Inc.	2,216,000	*
48,500	Centene Corp.	3,461,445	*
77,500	HealthSouth Corp.	3,008,550
24,350	Universal Health Services, Inc. Class B	3,265,335
		11,951,330
Hotels, Restaurants & Leisure (3.6%)
63,000	Aramark	2,105,460
105,000	MGM Resorts International	2,376,150	*
70,000	Norwegian Cruise Line Holdings Ltd.	2,788,800	*
100,000	Red Rock Resorts, Inc. Class A	2,198,000	*
15,000	Vail Resorts, Inc.	2,073,450
		11,541,860
Household Durables (2.3%)
102,600	Newell Brands, Inc.	4,983,282
14,500	Whirlpool Corp.	2,416,280
		7,399,562
Industrial Conglomerates (1.2%)
22,500	Roper Technologies, Inc.	3,837,600

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Insurance (1.2%)
46,500	Assurant, Inc.	$4,013,415
Internet & Catalog Retail (1.6%)
24,000	Expedia, Inc.	2,551,200
97,000	Liberty Interactive Corp. QVC Group Class A	2,460,890	*
		5,012,090
Internet Software & Services (1.5%)
22,500	CoStar Group, Inc.	4,919,850	*
IT Services (5.5%)
82,500	CSRA, Inc.	1,932,975
35,000	Euronet Worldwide, Inc.	2,421,650	*
34,750	Fiserv, Inc.	3,778,367	*
36,500	Global Payments, Inc.	2,605,370
83,000	Sabre Corp.	2,223,570
85,000	Vantiv, Inc. Class A	4,811,000	*
		17,772,932
Life Sciences Tools & Services (1.1%)
82,500	Agilent Technologies, Inc.	3,659,700
Machinery (3.5%)
29,000	CLARCOR, Inc.	1,764,070
36,500	IDEX Corp.	2,996,650
59,250	Milacron Holdings Corp.	859,717	*
27,500	Stanley Black & Decker, Inc.	3,058,550
35,000	Wabtec Corp.	2,458,050
		11,137,037
Media (1.2%)
27,500	DISH Network Corp. Class A	1,441,000	*
82,500	Starz Class A	2,468,400	*
		3,909,400
Multiline Retail (1.2%)
42,500	Dollar Tree, Inc.	4,005,200	*
Oil, Gas & Consumable Fuels (1.5%)
24,000	Concho Resources, Inc.	2,862,480	*
21,000	Diamondback Energy, Inc.	1,915,410	*
		4,777,890
Personal Products (0.5%)
19,000	Edgewell Personal Care Co.	1,603,790
NUMBER OF SHARES		VALUE
Pharmaceuticals (2.5%)
24,000	Jazz Pharmaceuticals PLC	$3,391,440	*
97,450	Zoetis, Inc.	4,624,977
		8,016,417
Professional Services (2.7%)
53,250	Nielsen Holdings PLC	2,767,403
24,000	Verisk Analytics, Inc.	1,945,920	*
65,500	WageWorks, Inc.	3,917,555	*
		8,630,878
Real Estate Investment Trusts (0.5%)
17,500	Extra Space Storage, Inc.	1,619,450
Road & Rail (1.9%)
41,050	J.B. Hunt Transport Services, Inc.	3,322,177
48,500	Old Dominion Freight Line, Inc.	2,925,035	*
		6,247,212
Semiconductors & Semiconductor Equipment (4.7%)
42,500	Cavium, Inc.	1,640,500	*
37,500	Lam Research Corp.	3,152,250
46,000	MACOM Technology Solutions Holdings, Inc.	1,517,080	*
56,000	Monolithic Power Systems, Inc.	3,825,920
63,000	NVIDIA Corp.	2,961,630
24,000	NXP Semiconductors NV	1,880,160	*
		14,977,540
Software (7.8%)
92,250	Activision Blizzard, Inc.	3,655,867
50,000	Electronic Arts, Inc.	3,788,000	*
37,500	Guidewire Software, Inc.	2,316,000	*
39,000	Manhattan Associates, Inc.	2,501,070	*
35,000	Red Hat, Inc.	2,541,000	*
48,500	ServiceNow, Inc.	3,220,400	*
23,000	Tyler Technologies, Inc.	3,834,330	*
15,000	Ultimate Software Group, Inc.	3,154,350	*
		25,011,017
Specialty Retail (7.5%)
67,000	Burlington Stores, Inc.	4,469,570	*
29,000	Lithia Motors, Inc. Class A	2,061,030
21,500	O'Reilly Automotive, Inc.	5,828,650	*
85,000	Ross Stores, Inc.	4,818,650
49,000	Tractor Supply Co.	4,467,820
10,000	Ulta Salon Cosmetics & Fragrance, Inc.	2,436,400	*
		24,082,120

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Textiles, Apparel & Luxury Goods (1.6%)
120,000	Hanesbrands, Inc.	$3,015,600
30,000	Under Armour, Inc. Class A	1,203,900	*
25,177	Under Armour, Inc. Class C	916,459	*
		5,135,959
Trading Companies & Distributors (0.9%)
12,000	W.W. Grainger, Inc.	2,727,000
Wireless Telecommunication Services (1.4%)
107,000	T-Mobile US, Inc.	4,629,890	*
	Total Common Stocks (Cost $261,778,580)	298,834,093
Short-Term Investment (7.3%)
23,671,491	State Street Institutional Liquid Reserves Fund Premier Class, 0.47% (Cost $23,671,491)	23,671,491	(a)
	Total Investments (100.1%) (Cost $285,450,071)	322,505,584
	Other Assets Less Liabilities [(0.1%)]	(398,544)
	Net Assets (100.0%)	$322,107,040

*  Non-income producing security.

(a)  Represents 7-day effective yield as of 6/30/2016.

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$298,834,093	$—	$—	$298,834,093
Short-Term Investment	—	23,671,491	—	23,671,491
Total Investments	$298,834,093	$23,671,491	$—	$322,505,584

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2016, no securities were transferred from one level (as of December 31, 2015) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$322,505,584
Foreign currency*	8,079
Dividends and interest receivable	128,318
Receivable for securities sold	2,383,748
Receivable for Fund shares sold	25,080
Prepaid expenses and other assets	17,250
Total Assets	325,068,059
Liabilities
Payable for securities purchased	2,425,894
Payable for Fund shares redeemed	161,101
Payable to investment manager (Note B)	145,369
Payable to administrator (Note B)	129,566
Accrued expenses and other payables	99,089
Total Liabilities	2,961,019
Net Assets	$322,107,040
Net Assets consist of:
Paid-in capital	$265,395,661
Undistributed net investment income (loss)	(847,213)
Accumulated net realized gains (losses) on investments	20,504,696
Net unrealized appreciation (depreciation) in value of investments	37,053,896
Net Assets	$322,107,040
Net Assets
Class I	$83,656,381
Class S	238,450,659
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,766,376
Class S	11,440,588
Net Asset Value, offering and redemption price per share
Class I	$22.21
Class S	20.84
*Cost of Investments	$285,450,071
Total cost of foreign currency	$9,696

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,023,241
Interest income—unaffiliated issuers	33,933
Total income	$1,057,174
Expenses:
Investment management fees (Note B)	887,737
Administration fees (Note B):
Class I	144,717
Class S	344,802
Distribution fees (Note B):
Class S	287,334
Audit fees	22,543
Custodian and accounting fees	53,527
Insurance expense	3,713
Legal fees	103,264
Shareholder reports	23,897
Trustees' fees and expenses	20,048
Interest expense	428
Miscellaneous	12,377
Total net expenses	1,904,387
Net investment income (loss)	$(847,213)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,610,779
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(12,381,359)
Foreign currency	536
Net gain (loss) on investments	(6,770,044)
Net increase (decrease) in net assets resulting from operations	$(7,617,257)

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(847,213)	$(1,957,702)
Net realized gain (loss) on investments (Note A)	5,610,779	15,988,521
Net increase from payments by affiliates (Note B)	—	216,506
Change in net unrealized appreciation (depreciation) of investments (Note A)	(12,380,823)	(17,789,867)
Net increase (decrease) in net assets resulting from operations	(7,617,257)	(3,542,542)
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Class I	—	(8,101,561)
Class S	—	(18,371,016)
Total distributions to shareholders	—	(26,472,577)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	3,692,930	41,184,693
Class S	17,832,978	87,920,541
Proceeds from reinvestment of dividends and distributions:
Class I	—	8,101,561
Class S	—	18,371,016
Proceeds from shares issued in connection with tax-free reorganizations (Note G)
Class I	—	20,675,262
Class S	—	13,738,256
Payments for shares redeemed:
Class I	(29,774,715)	(18,868,871)
Class S	(11,170,621)	(10,919,445)
Net increase (decrease) from Fund share transactions	(19,419,428)	160,203,013
Net Increase (Decrease) in Net Assets	(27,036,685)	130,187,894
Net Assets:
Beginning of period	349,143,725	218,955,831
End of period	$322,107,040	$349,143,725
Undistributed net investment income (loss) at end of period	$(847,213)	$—

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") currently offers Class I and Class S shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as

11

of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on

12

investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2016 was $155,497.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $285,659,266. Gross unrealized appreciation of investments was $47,676,641 and gross unrealized depreciation of investments was $10,830,323 resulting in net unrealized appreciation of $36,846,318 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: net operating losses, return of capital adjustments, premium amortization adjustments and merger adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(660,541)	$1,957,702	$(1,297,161)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$—	$—	$26,472,577	$86,555,083	$26,472,577	$86,555,083

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$15,897,810	$49,299,207	$(868,381)	$—	$64,328,636

13

The difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2016
$868,381 (1)

(1)  The capital loss carryforwards shown above include $868,381 expiring in 2016, which were acquired on November 6, 2015 in the merger with Neuberger Berman Advisers Management Trust Growth Portfolio. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $256,628.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of

14

their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Exchange-traded funds: Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, for its activities and expenses related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and

15

transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

At June 30, 2016, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class I	1.00%	12/31/19	$—	$—	$—	$—
Class S	1.25%	12/31/19	—	—	—	—

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

For the year ended December 31, 2015, the Fund recorded a capital contribution from Management in the amount of $216,506. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions (excluding short-term securities) of $84,980,828 and $109,564,579, respectively.

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

For the Six Months Ended June 30, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection With Tax-Free Reorganizations (see Note F)	Shares Redeemed	Total
Class I	173,259	—	—	(1,360,696)	(1,187,437)
Class S	903,235	—	—	(542,542)	360,693

16

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection With Tax-Free Reorganizations (see Note F)	Shares Redeemed	Total
Class I	1,633,736	347,259	871,902	(740,441)	2,112,456
Class S	3,642,482	837,712	616,453	(453,361)	4,643,286

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Reorganizations:

At a meeting held on June 24, 2015, the Board, unanimously approved the tax free reorganization of the Neuberger Berman Advisers Management Trust Balanced Portfolio ("Balanced"), Neuberger Berman Advisers Management Trust Growth Portfolio ("Growth") and Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio ("Small Cap Growth") (the "Target Funds") into the Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio ("Mid Cap Growth") (the "Acquiring Fund"), each, a separate series of the Trust. On November 6, 2015, the Acquiring Fund acquired all of the net assets of the Target Funds in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization and Dissolution approved by the Board. The purpose of the transaction was to combine four portfolios with similar investment objectives, policies and risks.

Balanced	Shares Prior to Reorganization	Shares issued by the Acquiring Fund	Net Assets Prior to Reorganization
Class I	1,212,817	551,083	$13,067,738
Growth	Shares Prior to Reorganization	Shares issued by the Acquiring Fund	Net Assets Prior to Reorganization
Class I	245,859	320,819	$7,607,524
Small Cap Growth	Shares Prior to Reorganization	Shares issued by the Acquiring Fund	Net Assets Prior to Reorganization
Class S	899,619	616,453	$13,738,256

The appreciation of Balanced, Growth and Small Cap Growth were $2,555,165, $2,288,793 and $629,431, respectively, as of the date of the reorganization. The combined net assets of the Acquiring Fund immediately after the reorganization were $349,985,854.

17

Assuming the reorganization had been completed on January 1, 2015, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended December 31, 2015, were as follows:

Net Investment Income (Loss)	$(2,136,312)
Net Realized and Unrealized Gains/Losses on Investments and Foreign Currency Transactions	(772,285)
Net Increase/Decrease in Net Assets resulting from Operations	$(2,908,597)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Fund's Statement of Changes as of December 31, 2015.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015		2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$22.73		$24.50		$41.07		$30.97	$27.55	$27.42
Income From Investment Operations:
Net Investment Income (Loss)@	(0.04)		(0.14)		(0.19)		(0.19)	(0.10)	(0.15)
Net Gains or Losses on Securities (both realized and unrealized)	(0.48)		0.49		1.08		10.29	3.52	0.28
Total From Investment Operations	(0.52)		0.35		0.89		10.10	3.42	0.13
Less Distributions From:
Net Capital Gains	—		(2.14)		(17.46)		—	—	—
Voluntary Contribution from Management	—		0.02		0.00		—	—	—
Net Asset Value, End of Period	$22.21		$22.73		$24.50		$41.07	$30.97	$27.55
Total Return†	(2.29	)%^**	1.28	%^µ	7.58	%µ	32.61%^	12.41%^	0.47%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$83.7		$112.6		$69.6		$68.6	$229.0	$233.2
Ratio of Gross Expenses to Average Net Assets#	0.99	%*	0.98%		1.00%		0.99%	0.99%	1.01%
Ratio of Net Expenses to Average Net Assets	0.99	%*	0.98%		1.00%		0.99%	0.99%§	1.01%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35	)%*	(0.54)%		(0.53)%		(0.57)%	(0.34)%	(0.54)%
Portfolio Turnover Rate	27	%**	58	%ñ	64%		43%	38%	35%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015		2014		2013	2012		2011
	(Unaudited)
Net Asset Value, Beginning of Period	$21.35		$23.20		$39.95		$30.21	$26.94		$26.87
Income From Investment Operations:
Net Investment Income (Loss)@	(0.06)		(0.19)		(0.27)		(0.26)	(0.17)		(0.21)
Net Gains or Losses on Securities (both realized and unrealized)	(0.45)		0.46		0.98		10.00	3.44		0.28
Total From Investment Operations	(0.51)		0.27		0.71		9.74	3.27		0.07
Less Distributions From:
Net Capital Gains	—		(2.14)		(17.46)		—	—		—
Voluntary Contribution from Management	—		0.02		0.00		—	—		—
Net Asset Value, End of Period	$20.84		$21.35		$23.20		$39.95	$30.21		$26.94
Total Return†	(2.39	)%^**	1.00	%^µ	7.31	%µ	32.24%	12.14	%^	0.26%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$238.5		$236.6		$149.3		$127.8	$88.2		$64.2
Ratio of Gross Expenses to Average Net Assets	1.24	%*	1.24%		1.25%		1.26%#	1.24%		1.26%#
Ratio of Net Expenses to Average Net Assets	1.24	%*	1.24	%ß	1.25	%ß	1.25%	1.25	%§ß	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59	)%*	(0.80)%		(0.78)%		(0.76)%	(0.57)%		(0.78)%
Portfolio Turnover Rate	27	%**	58	%ñ	64%		43%	38%		35%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received class action proceeds as listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the six months ended June 30, 2016 would have been (2.33)% for Class I. The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2016 for Class S. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. Had the Fund not received class action proceeds in 2012, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

ß  After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2015	2014	2013	2012
Mid Cap Growth Portfolio Class S	1.24%	1.25%	—	1.24%

µ  Had the Fund not received the voluntary contribution listed in Note B of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

ñ  On November 6, 2015, Mid Cap Growth acquired all of the net assets of Balanced, Growth and Small Cap Growth pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2016

C0244 08/16

Mid Cap Intrinsic Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I provided a 5.17% total return for the six months ended June 30, 2016, but underperformed the Russell Midcap® Value Index (the Index), which posted a return of 8.87% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In a surprising and historic move, Britain voted to exit the European Union ("Brexit"). Markets reacted with increased volatility and the Index declined significantly but recovered toward the end of June. The Fund, which is positioned in much cheaper, cyclically oriented stocks as opposed to the more richly priced stocks that generally do well in a "risk-off" or low interest rate environment, underperformed during the period.

Worldwide economic growth has been sluggish while the domestic economy has been relatively healthy. After seven years of unprecedented accommodative global monetary policy, interest rates and inflation remain stubbornly low, growth is anemic, and worldwide debt levels are extremely high. The most pressing issue now is what effect the Brexit decision will have on global growth moving forward.

The U.S. economy has been the relative standout performer, with GDP growth around 2%, and with auto sales and housing both benefiting from very low interest rates. Consumer balance sheets remain strong and employment and income levels have been improving. U.S. companies have been in excellent financial condition with record amounts of cash on their balance sheets. With limited growth opportunities and a reluctance to invest in facilities, stock repurchase activity has continued at a healthy pace and has been fueled by low borrowing rates. In general, earnings growth from non-oil related companies has been relatively strong. On the other hand, the industrial economy has been depressed.

We believe significant market volatility creates buying opportunities for long-term value investors like us, as declines in stock prices can widen the intrinsic value1 gap. During the period, a portion of the Fund's underperformance can be attributed to our focus on the more cyclical areas of the economy (Consumer Discretionary, Technology) and an underweight in the Utilities sector. Our contrarian investment style has shifted us away from the defensive sectors of the market since these areas have become highly valued as investors seek out higher yielding stocks. The Fund benefited from the rebound in the Energy sector, a strong quarter and outlook from Colony Starwood Homes, and a rebound in Tyco International's stock as investors began to appreciate the benefits from the merger agreement with Johnson Controls. On the negative side, Skyworks Solutions has come under pressure due to increased concern about the next iPhone launch (Apple is their biggest customer), while Nuance Communications declined as technology shares were hit hard at the end of the period. Finally, Office Depot shares came under substantial pressure when the merger with Staples was blocked by the FTC.

Despite recent turmoil in the market, valuation levels continue to be above historical averages. We believe this can be justified by extremely low interest rates and the likelihood that they will stay low for the foreseeable future. However, in our opinion, the market has many headwinds it has to overcome to appreciate from here, including the fallout from Brexit, sluggish global growth, the U.S. Presidential election, and a general decline in global business confidence. We have not been dealing with a normal post-recession expansion but rather one that has been driven by extremely accommodative monetary policy decisions. In our opinion, it is still unlikely that without this stimulus the world economies could be self-sustaining and accordingly, we anticipate easy monetary policy to continue. We own stocks that, for the most part, sell at cheaper multiples to the market, are trading at substantial discounts to our estimate of intrinsic value, and have been generating strong free cash flow. We remain confident in the Fund's ability to perform in what could be a difficult investment backdrop.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.4%
Consumer Staples	4.3
Energy	7.2
Financial Services	18.9
Health Care	3.5
Materials & Processing	4.3
Producer Durables	16.2
Technology	16.8
Utilities	6.7
Short-Term Investments	7.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	5.17%	–6.52%	8.95%	6.24%	7.91%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	5.06%	–6.70%	8.71%	6.01%	7.75%
Russell Midcap® Value Index[1,3]		8.87%	3.25%	11.70%	7.79%	9.68%
Russell Midcap® Index[1,3]		5.50%	0.56%	10.90%	8.07%	9.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 1.03% and 1.28% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16		Expense Ratio
Class I	$1,000.00	$1,051.70	$5.25	*	1.03%
Class S	$1,000.00	$1,050.60	$6.37	*	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.74	$5.17	**	1.03%
Class S	$1,000.00	$1,018.65	$6.27	**	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) 6/30/16

NUMBER OF SHARES		VALUE
Common Stocks (92.2%)
Aerospace & Defense (6.0%)
64,000	B/E Aerospace, Inc.	$2,955,200
24,050	General Dynamics Corp.	3,348,722
60,200	Spirit AeroSystems Holdings, Inc. Class A	2,588,600	*
		8,892,522
Airlines (1.4%)
75,500	American Airlines Group, Inc.	2,137,405
Banks (8.1%)
96,900	BankUnited, Inc.	2,976,768
52,800	BB&T Corp.	1,880,208
72,200	Comerica, Inc.	2,969,586
120,500	Huntington Bancshares, Inc.	1,077,270
26,500	M&T Bank Corp.	3,133,095
		12,036,927
Capital Markets (1.4%)
37,500	State Street Corp.	2,022,000
Chemicals (2.2%)
28,700	Ashland, Inc.	3,293,899
Commercial Services & Supplies (5.1%)
219,700	Covanta Holding Corp.	3,614,065
93,100	Tyco International PLC	3,966,060
		7,580,125
Construction & Engineering (2.1%)
22,900	Valmont Industries, Inc.	3,097,683
Containers & Packaging (1.6%)
32,100	Avery Dennison Corp.	2,399,475
Electric Utilities (2.1%)
40,900	Edison International	3,176,703
Electronic Equipment, Instruments & Components (3.1%)
137,400	Flextronics International Ltd.	1,621,320	*
70,400	Itron, Inc.	3,034,240	*
		4,655,560
Food & Staples Retailing (2.7%)
124,200	Whole Foods Market, Inc.	3,976,884
NUMBER OF SHARES		VALUE
Health Care Equipment & Supplies (3.5%)
43,300	Zimmer Biomet Holdings, Inc.	$5,212,454
Hotels, Restaurants & Leisure (1.1%)
22,400	Wyndham Worldwide Corp.	1,595,552
Independent Power and Renewable Electricity Producers (2.4%)
283,400	AES Corp.	3,536,832
IT Services (5.1%)
80,300	Amdocs Ltd.	4,634,916
114,200	Teradata Corp.	2,862,994	*
		7,497,910
Media (2.9%)
51,900	CBS Corp. Class B	2,825,436
70,900	Lions Gate Entertainment Corp.	1,434,307
		4,259,743
Multi-Utilities (2.2%)
134,700	CenterPoint Energy, Inc.	3,232,800
Multiline Retail (2.2%)
39,300	Kohl's Corp.	1,490,256
51,800	Macy's, Inc.	1,740,998
		3,231,254
Oil, Gas & Consumable Fuels (7.2%)
122,200	Cabot Oil & Gas Corp.	3,145,428
114,700	Devon Energy Corp.	4,157,875
70,700	ONEOK, Inc.	3,354,715
		10,658,018
Real Estate Investment Trusts (6.9%)
127,340	Colony Starwood Homes	3,873,683
102,777	Corrections Corporation of America	3,599,250
136,900	Starwood Property Trust, Inc.	2,836,568
		10,309,501
Road & Rail (3.3%)
77,900	Avis Budget Group, Inc.	2,510,717	*
220,800	Hertz Global Holdings, Inc.	2,444,256	*
		4,954,973

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Semiconductors & Semiconductor Equipment (3.4%)
252,100	ON Semiconductor Corp.	$2,223,522	*
45,100	Skyworks Solutions, Inc.	2,853,928
		5,077,450
Software (6.0%)
107,100	Cadence Design Systems, Inc.	2,602,530	*
42,700	Check Point Software Technologies Ltd.	3,402,336	*
188,300	Nuance Communications, Inc.	2,943,129	*
		8,947,995
Specialty Retail (4.4%)
101,200	Best Buy Co., Inc.	3,096,720
98,700	GNC Holdings, Inc. Class A	2,397,423
313,700	Office Depot, Inc.	1,038,347	*
		6,532,490
Technology Hardware, Storage & Peripherals (1.2%)
37,521	Western Digital Corp.	1,773,243
Textiles, Apparel & Luxury Goods (2.1%)
55,200	Deckers Outdoor Corp.	3,175,104	*
Trading Companies & Distributors (2.5%)
109,900	AerCap Holdings NV	3,691,541	*
	Total Common Stocks (Cost $122,010,099)	136,956,043
Rights (0.0%)
Food & Staples Retailing (0.0%)
39,450	Safeway, Inc. (Casa Ley)	9,862	(a)*
39,450	Safeway, Inc. (Property Development Centers)	1,973	(a)*
	Total Rights (Cost $41,817)	11,835
NUMBER OF SHARES		VALUE
Short-Term Investment (7.7%)
11,452,446	State Street Institutional Liquid Reserves Fund Premier Class, 0.47% (Cost $11,452,446)	$11,452,446	(b)
	Total Investments (99.9%) (Cost $133,504,362)	148,420,324
	Other Assets Less Liabilities (0.1%)	97,127
	Net Assets (100.0%)	$148,517,451

*  Non-income producing security.

(a)  Illiquid security.

(b)  Represents 7-day effective yield as of 6/30/2016.

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks(a)	$136,956,043	$—	$—	$136,956,043
Rights(a)	—	—	11,835	11,835
Short-Term Investment	—	11,452,446	—	11,452,446
Total Investments	$136,956,043	$11,452,446	$11,835	$148,420,324

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Beginning balance, as of 1/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2016	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/2016
Rights‡
Food & Staples Retailing	$15,780	$—	$—	$(3,945)	$—	$—	$—	$—	$11,835	$(3,945)
Total	$15,780	$—	$—	$(3,945)	$—	$—	$—	$—	$11,835	$(3,945)

‡  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended June 30, 2016, no securities were transferred from one level (as of December 31, 2015) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$148,420,324
Dividends and interest receivable	414,435
Receivable for Fund shares sold	100,830
Prepaid expenses and other assets	4,514
Total Assets	148,940,103
Liabilities
Payable for Fund shares redeemed	255,703
Payable to investment manager (Note B)	67,925
Payable to administrator—net (Note B)	47,082
Accrued expenses and other payables	51,942
Total Liabilities	422,652
Net Assets	$148,517,451
Net Assets consist of:
Paid-in capital	$128,927,454
Undistributed net investment income (loss)	1,760,116
Accumulated net realized gains (losses) on investments	2,913,919
Net unrealized appreciation (depreciation) in value of investments	14,915,962
Net Assets	$148,517,451
Net Assets
Class I	$95,177,629
Class S	53,339,822
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,709,992
Class S	2,855,564
Net Asset Value, offering and redemption price per share
Class I	$16.67
Class S	18.68
*Cost of Investments	$133,504,362

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,462,868
Interest income—unaffiliated issuers	24,222
Foreign taxes withheld (Note A)	(957)
Total income	$1,486,133
Expenses:
Investment management fees (Note B)	396,895
Administration fees (Note B):
Class I	137,210
Class S	79,278
Distribution fees (Note B):
Class S	66,065
Audit fees	22,543
Custodian and accounting fees	29,263
Insurance expense	2,455
Legal fees	40,508
Shareholder reports	12,408
Trustees' fees and expenses	20,043
Miscellaneous	5,142
Total expenses	811,810
Expenses reimbursed by Management (Note B)	(8,854)
Total net expenses	802,956
Net investment income (loss)	$683,177
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(4,174,879)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	10,982,251
Net gain (loss) on investments	6,807,372
Net increase (decrease) in net assets resulting from operations	$7,490,549

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Six Months Ended June 30, 2016	Year Ended December 31, 2015 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$683,177	$508,507
Net realized gain (loss) on investments (Note A)	(4,174,879)	20,901,957
Change in net unrealized appreciation (depreciation) of investments (Note A)	10,982,251	(34,714,488)
Net increase (decrease) in net assets resulting from operations	7,490,549	(13,304,024)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(770,274)
Class S	—	(231,010)
Net realized gain on investments:
Class I	—	(2,295,395)
Class S	—	(1,256,382)
Total distributions to shareholders	—	(4,553,061)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	10,903,124	26,997,291
Class S	2,802,686	14,869,968
Proceeds from reinvestment of dividends and distributions:
Class I	—	3,065,669
Class S	—	1,487,392
Payments for shares redeemed:
Class I	(11,261,067)	(20,637,990)
Class S	(7,663,966)	(16,977,499)
Net increase (decrease) from Fund share transactions	(5,219,223)	8,804,831
Net Increase (Decrease) in Net Assets	2,271,326	(9,052,254)
Net Assets:
Beginning of period	146,246,125	155,298,379
End of period	$148,517,451	$146,246,125
Undistributed net investment income (loss) at end of period	$1,760,116	$1,076,939

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Intrinsic Value
Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") currently offers Class I and Class S shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

11

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the

12

basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2016 was $3,023.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $133,006,388. Gross unrealized appreciation of investments was $25,721,449 and gross unrealized appreciation of investments was $10,307,513, resulting in net unrealized appreciation of $15,413,936 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of prior year accumulated balance adjustments, return of capital distributions from real estate investment trusts ("REITs") and capital gain distributions from REITs. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(220)	$(108,956)	$109,176

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

			Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$1,001,284	$1,376,736	$3,551,777	$4,084,464	$4,553,061	$5,461,200

13

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,076,794	$10,770,541	$4,070,286	$(3,818,173)	$—	$12,099,448

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, partnership basis and non-deductible expense adjustments and return of capital adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
3,818,173

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $10,106,781.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2015, the Fund estimated these amounts within the financial statements because the information is not available from the REITs until after the Fund's fiscal period. At June 30, 2016, the Fund estimated these amounts for the period January 1, 2016 to June 30, 2016 within the financial statements because the 2016 information is not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2015, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

14

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other

15

compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, for its activities and expenses related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations). The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

At June 30, 2016, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in
			Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class I	1.50%	12/31/19	$—	$—	$—	$—
Class S	1.25%	12/31/20	19,254	12,553	16,998	8,854

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

16

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions (excluding short-term securities) of $24,863,554 and $21,286,630, respectively.

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

For the Six Months Ended June 30, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	690,899	—	(703,124)	(12,225)
Class S	156,499	—	(427,431)	(270,932)

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,520,026	184,346	(1,154,146)	550,226
Class S	747,609	79,710	(852,150)	(24,831)

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$15.85		$17.87	$16.38		$12.09	$14.26	$15.36
Income From Investment Operations:
Net Investment Income (Loss)@	0.08		0.07	0.20		0.17	0.18	0.06
Net Gains or Losses on Securities (both realized and unrealized)	0.74		(1.53)	1.98		4.30	1.94	(1.06)
Total From Investment Operations	0.82		(1.46)	2.18		4.47	2.12	(1.00)
Less Distributions From:
Net Investment Income	—		(0.14)	(0.19)		(0.18)	(0.10)	(0.10)
Net Capital Gains	—		(0.42)	(0.50)		—	(4.19)	—
Total Distributions	—		(0.56)	(0.69)		(0.18)	(4.29)	(0.10)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$16.67		$15.85	$17.87		$16.38	$12.09	$14.26
Total Return†	5.17	%^**	(8.34)%^	13.84	%µ	37.05%^	15.53%	(6.50)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$95.2		$90.7	$92.4		$84.1	$68.0	$70.0
Ratio of Gross Expenses to Average Net Assets#	1.03	%*	1.03%	1.02%		1.03%	1.07%	1.07%
Ratio of Net Expenses to Average Net Assets	1.03	%*	1.03%	1.02%		1.03%	1.07%§	1.07%§
Ratio of Net Investment Income (Loss) to Average Net Assets	1.03	%*	0.42%	1.20%		1.16%	1.27%	0.42%
Portfolio Turnover Rate	16	%**	41%	30%		35%	29%	95%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$17.78		$19.95	$18.20		$13.43	$15.41	$16.59
Income From Investment Operations:
Net Investment Income (Loss)@	0.07		0.04	0.18		0.15	0.17	0.05
Net Gains or Losses on Securities (both realized and unrealized)	0.83		(1.72)	2.21		4.77	2.10	(1.16)
Total From Investment Operations	0.90		(1.68)	2.39		4.92	2.27	(1.11)
Less Distributions From:
Net Investment Income	—		(0.07)	(0.14)		(0.15)	(0.06)	(0.07)
Net Capital Gains	—		(0.42)	(0.50)		—	(4.19)	—
Total Distributions	—		(0.49)	(0.64)		(0.15)	(4.25)	(0.07)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$18.68		$17.78	$19.95		$18.20	$13.43	$15.41
Total Return†	5.06	%^**	(8.52)%^	13.56	%µ	36.71%^	15.37%	(6.70)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$53.3		$55.6	$62.9		$62.5	$53.5	$55.2
Ratio of Gross Expenses to Average Net Assets#	1.28	%*	1.28%	1.27%		1.28%	1.32%	1.32%
Ratio of Net Expenses to Average Net Assets	1.25	%*	1.25%	1.25%		1.25%	1.25%§	1.25%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80	%*	0.18%	0.97%		0.95%	1.09%	0.32%
Portfolio Turnover Rate	16	%**	41%	30%		35%	29%	95%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Intrinsic Value
Portfolio (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended June 30, 2016. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015. Had the Fund not received class action proceeds in 2013, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2016

B0374 08/16

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a 1.24% return for the six months ended June 30, 2016, underperforming its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index, which returned 1.65% for the same period.

U.S. Treasury yields moved lower (and their prices rose) during the reporting period. Declining yields were triggered by a number of factors, including several bouts of investor risk aversion, most notably from the fallout of the June 23 U.K. referendum to leave the European Union ("Brexit"). Also supporting the Treasury market were indications from the U.S. Federal Reserve (Fed) that it would take a very measured approach in terms of normalizing monetary policy. For the six months ended June 30, 2016, the yield on the two-year Treasury moved 41 basis points (bps) lower, whereas the 10-year Treasury yield fell 78 bps. The spread sectors generated positive returns during the reporting period.

The primary detractors from the Fund's performance during the reporting period were its duration and yield curve positioning. The Fund maintained a defensive position in terms of duration relative to the benchmark. A portion of this defensive posture was expressed in the two- to three-year area of the yield curve. In general, this portion of the curve tends to underperform as the market adjusts its expectations to be higher for future Fed rate moves. This positioning was a negative for the Fund's relative performance as the Fed lowered its outlook for economic growth in 2016, and investor risk aversion increased post-Brexit. In particular, having an underweight to the two- to three-year portion of the curve was a headwind for results. The Fund's exposure to agency mortgage-backed securities also detracted from performance over the period. On the upside, the Fund's allocation to commercial mortgage-backed securities was positive for performance.

We maintained the Fund's overall positioning over the period, with an overweight to the spread sectors and an underweight to Treasuries. However, several adjustments were made to the Fund, including increasing its exposure to investment grade credit, through both the new issue and secondary markets. We also sold certain credits that we felt were fully valued. Conversely, we pared our allocation to Treasuries.

The U.S. economy has been fairly resilient in the face of global headwinds. Turning to the Fed, it appears to us increasingly likely that the U.S. central bank will take a very measured and cautious approach in terms of normalizing policy. In addition to reviewing incoming economic data, we anticipate the Fed to monitor the fallout from Brexit, including its impact on the U.S. dollar. In our opinion, U.S. Treasury yields are unlikely to move sharply higher in the short- to intermediate-term. Given this view, we anticipate opportunistically moving toward a more neutral duration positioning while maintaining an overweight to the spread sectors. In particular, we continue to favor various credit sectors. We believe this approach is warranted in an attempt to achieve results that are consistent with client objectives.

Sincerely,

THOMAS SONTAG AND MICHAEL FOSTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	19.6%
Corporate Debt Securities	39.7
Mortgage-Backed Securities	29
U.S. Treasury Securities	10.3
Short-Term Investments	1.2
Other Assets Less Liabilities	0.2 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	09/10/1984	1.24%	1.14%	1.26%	1.86%	4.97%
Barclays 1-3 Year U.S. Government/ Credit Bond Index[1,2]		1.65%	1.59%	1.10%	2.80%	5.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended June 30, 2016, the 30-day SEC yield was 1.20% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2015 was 0.84% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and NBFI served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and NBFI who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16
Class I	$1,000.00	$1,012.40	$4.20	*
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.69	$4.22	**

*  Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
6/30/16

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations (10.3%)
$8,735,000	U.S. Treasury Notes, 0.88%, due 3/31/18 – 6/15/19	$8,779,202
8,465,000	U.S. Treasury Notes, 1.25%, due 11/15/18 & 12/15/18	8,587,867
25,000	U.S. Treasury Notes, 0.75%, due 2/15/19	25,052
	Total U.S. Treasury Obligations (Cost $17,263,209)	17,392,121
Mortgage-Backed Securities (29.0%)
Adjustable Mixed Balance (1.5%)
1,742,312	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.70%, due 9/20/36	1,270,375	(a)
303,055	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.58%, due 6/19/34	289,428	(a)
920,388	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.76%, due 12/25/34	916,408	(a)
		2,476,211
Commercial Mortgage-Backed (17.5%)
1,127,605	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	1,131,046
3,649,752	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	3,656,196	(b)
842,101	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	845,097
1,523,947	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	1,531,438
1,665,288	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	1,669,129	(b)
693,999	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	696,109
1,145,912	Commercial Mortgage Pass-Through Certificates, Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	1,160,602
1,814,257	Commercial Mortgage Pass-Through Certificates, Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	1,831,229
1,900,000	Credit Suisse Commercial Mortgage Trust, Ser. 2007-C2, Class A3, 5.54%, due 1/15/49	1,923,004	(c)
23,750	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	23,899	(d)
1,147,086	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	1,157,632
2,941,006	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	2,943,607
773,809	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	783,324
422,833	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	429,261
1,603,633	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	1,606,419
1,766,983	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	1,781,168
746,801	Wells Fargo Commercial Mortgage Trust, Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	757,885
2,635,032	Wells Fargo Commercial Mortgage Trust, Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	2,650,177
2,884,507	WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	2,893,656
		29,470,878
Mortgage-Backed Non-Agency (1.6%)
418,858	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	438,842	(d)
1,728,789	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,882,707	(d)
310,629	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	344,710	(d)
		2,666,259

See Notes to Financial Statements

5

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

PRINCIPAL AMOUNT		VALUE
Fannie Mae (5.0%)
$1,467,606	Pass-Through Certificates, 3.50%, due 10/1/25	$1,556,586
2,850,126	Pass-Through Certificates, 3.00%, due 9/1/27	2,993,613
3,571,080	Pass-Through Certificates, 4.50%, due 5/1/41 – 5/1/44	3,907,162
		8,457,361
Freddie Mac (3.4%)
1,587,584	Pass-Through Certificates, 3.50%, due 5/1/26	1,681,429
2,013,086	Pass-Through Certificates, 3.00%, due 1/1/27	2,116,550
1,661,058	Pass-Through Certificates, 4.50%, due 11/1/39	1,822,224
		5,620,203
	Total Mortgage-Backed Securities (Cost $48,826,569)	48,690,912
Corporate Debt Securities (39.7%)
Auto Manufacturers (4.4%)
885,000	Daimler Finance N.A. LLC, Guaranteed Notes, 1.50%, due 7/5/19	884,380	(d)
1,510,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	1,534,130
1,465,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.02%, due 5/3/19	1,477,573
1,585,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.40%, due 5/9/19	1,586,899
1,005,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	1,006,200	(d)
845,000	Toyota Motor Credit Corp., Senior Unsecured Global Medium-Term Notes, 1.55%, due 7/13/18	853,122
		7,342,304
Banks (11.4%)
2,600,000	Bank of America Corp., Senior Unsecured Notes, 2.00%, due 1/11/18	2,617,865
620,000	Bank of America Corp., Senior Unsecured Notes, Series L, 2.60%, due 1/15/19	634,427
1,125,000	Capital One N.A., Senior Unsecured Notes, 2.35%, due 8/17/18	1,140,999
1,985,000	Citigroup, Inc., Senior Unsecured Notes, 2.05%, due 6/7/19	1,999,776
2,240,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 2.90%, due 7/19/18	2,298,621
2,440,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	2,444,973
785,000	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	784,869	(d)
2,545,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 2.45%, due 2/1/19	2,592,782
1,995,000	U.S. Bank N.A., Senior Unsecured Medium-Term Notes, 1.45%, due 1/29/18	2,008,771
2,610,000	Wachovia Corp., Senior Unsecured Notes, 5.75%, due 6/15/17	2,721,995	(b)
		19,245,078
Beverages (1.7%)
2,115,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 1.90%, due 2/1/19	2,150,862
650,000	Molson Coors Brewing Co., Guaranteed Notes, 1.45%, due 7/15/19	651,113	(e)
		2,801,975
Computers (1.7%)
680,000	Apple, Inc., Senior Unsecured Notes, 1.70%, due 2/22/19	692,155
800,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes, 3.48%, due 6/1/19	819,528	(d)
1,320,000	HP Enterprise Co., Senior Unsecured Notes, 2.85%, due 10/5/18	1,351,622	(d)
		2,863,305

See Notes to Financial Statements

6

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

PRINCIPAL AMOUNT		VALUE
Electric (1.0%)
$540,000	Emera US Finance LP, Guaranteed Notes, 2.15%, due 6/15/19	$546,220	(d)
695,000	Exelon Corp., Senior Unsecured Notes, 1.55%, due 6/9/17	696,209
370,000	Southern Co., Senior Unsecured Notes, 1.55%, due 7/1/18	372,420
		1,614,849
Electronics (0.3%)
440,000	Fortive Corp., Guaranteed Notes, 1.80%, due 6/15/19	442,822	(d)
Healthcare—Products (1.1%)
780,000	Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	786,926
1,000,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	1,000,749
		1,787,675
Healthcare—Services (0.9%)
765,000	Aetna, Inc., Senior Unsecured Notes, 1.90%, due 6/7/19	775,026
770,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 1.45%, due 7/17/17	773,852
		1,548,878
Holding Companies—Diversified (0.4%)
605,000	MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	605,572
Insurance (0.4%)
730,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.70%, due 3/15/19	741,926
Media (0.4%)
350,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	350,060
415,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	416,781
		766,841
Oil & Gas (3.6%)
805,000	BP Capital Markets PLC, Guaranteed Notes, 1.68%, due 5/3/19	811,457
1,065,000	Chevron Corp., Senior Unsecured Notes, 1.34%, due 11/9/17	1,069,521
1,330,000	ConocoPhillips Canada Funding Co. I, Guaranteed Notes, 5.63%, due 10/15/16	1,346,271
1,390,000	Exxon Mobil Corp., Senior Unsecured Notes, 1.71%, due 3/1/19	1,412,583
625,000	Shell Int'l Finance BV, Guaranteed Notes, 1.25%, due 11/10/17	626,721
845,000	Shell Int'l Finance BV, Guaranteed Notes, 1.38%, due 5/10/19	847,494
		6,114,047
Pharmaceuticals (2.4%)
555,000	AbbVie, Inc., Senior Unsecured Notes, 1.80%, due 5/14/18	558,915
795,000	Bayer US Finance LLC, Guaranteed Notes, 1.50%, due 10/6/17	795,752	(d)
540,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	541,022
900,000	Mylan NV, Guaranteed Notes, 2.50%, due 6/7/19	911,950	(d)
1,190,000	Mylan, Inc., Guaranteed Notes, 1.35%, due 11/29/16	1,188,691
		3,996,330
Pipelines (0.2%)
390,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.65%, due 5/7/18	390,926

See Notes to Financial Statements

7

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate (1.3%)
$640,000	WEA Finance LLC/Westfield UK & Europe Finance PLC, Guaranteed Notes, 1.75%, due 9/15/17	$641,792	(d)
1,475,000	Simon Property Group L.P., Senior Unsecured Notes, 5.25%, due 12/1/16	1,484,989
		2,126,781
Retail (2.0%)
1,275,000	CVS Health Corp., Senior Unsecured Notes, 6.13%, due 8/15/16	1,282,621
2,065,000	CVS Health Corp., Senior Unsecured Notes, 1.90%, due 7/20/18	2,095,913
		3,378,534
Telecommunications (6.5%)
1,050,000	AT&T, Inc., Senior Unsecured Notes, 1.70%, due 6/1/17	1,054,316
1,860,000	AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	1,863,004
1,250,000	AT&T, Inc., Senior Unsecured Notes, 2.30%, due 3/11/19	1,276,830
1,120,000	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	1,120,298
1,570,000	Cisco Systems, Inc., Senior Unsecured Notes, 1.65%, due 6/15/18	1,590,413
2,640,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.35%, due 6/9/17	2,646,972
1,250,000	Verizon Communications, Inc., Senior Unsecured Notes, 3.65%, due 9/14/18	1,313,496
		10,865,329
	Total Corporate Debt Securities (Cost $66,177,499)	66,633,172
Asset-Backed Securities (19.6%)
4,518,475	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	4,528,304
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.68%, due 5/15/20	6,828,409	(a)
2,125,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.71%, due 9/16/19	2,127,019	(a)
4,797,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.52%, due 12/16/19	4,792,842	(a)
1,525,651	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	1,523,102
4,200,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.71%, due 5/15/19	4,202,596	(a)
619,380	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.67%, due 9/26/33	614,770	(a)
1,988,084	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	1,988,082
2,000,000	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	2,001,686
1,030,209	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	1,029,763
1,071,887	SLM Student Loan Trust, Ser. 2013-2, Class A, 0.90%, due 6/25/43	1,030,350	(a)
2,325,000	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	2,329,191
	Total Asset-Backed Securities (Cost $32,936,795)	32,996,114
NUMBER OF SHARES
Short-Term Investment (1.2%)
1,986,099	State Street Institutional Liquid Reserves Fund Premier Class, 0.47% (Cost $1,986,099)	1,986,099	(b)(f)
	Total Investments (99.8%) (Cost $167,190,171)	167,698,418
	Other Assets Less Liabilities (0.2%)	359,157	(g)
	Net Assets (100.0%)	$168,057,575

(a)  Variable or floating rate security—The interest rate shown was the current rate as of 6/30/2016 and changes periodically.

(b)  All or a portion of this security is segregated as collateral for when-issued securities and/or futures contracts with a total value of approximately $10,033,419.

See Notes to Financial Statements

8

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

(c)  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

(d)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 6/30/2016, these securities amounted to approximately $10,875,293, which represents 6.5% of net assets for the Fund. These securities have been deemed by the investment manager to be liquid.

(e)  When-issued security. Total value of all such securities at 6/30/2016, amounted to $651,113, which represents 0.4% of net assets

(f)  Represents 7-day effective yield as of 6/30/2016.

(g)  Includes the impact of the Fund's open positions in derivatives at 6/30/2016.

Derivative Instruments

Futures contracts ("futures")

At June 30, 2016, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Positions	Unrealized Appreciation (Depreciation)
September 2016	36 U.S. Treasury Note, 2 Year	Long	$55,619

At June 30, 2016, the notional value of futures for the Fund was $7,895,813 for long positions. The Fund had deposited $23,760 in segregated accounts to cover margin requirements on open futures.

For the six months ended June 30, 2016, the average notional value of futures for the Fund was $4,497,991 for long positions.

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$17,392,121	$—	$17,392,121
Mortgage-Backed Securities(a)	—	48,690,912	—	48,690,912
Corporate Debt Securities(a)	—	66,633,172	—	66,633,172
Asset-Backed Securities	—	32,996,114	—	32,996,114
Short-Term Investment	—	1,986,099	—	1,986,099
Total Investments	$—	$167,698,418	$—	$167,698,418

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

9

Schedule of Investments Short Duration Bond Portfolio (Unaudited)
(cont'd)

As of the six months ended June 30, 2016, no securities were transferred from one level (as of December 31, 2015) to another.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of June 30, 2016:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$55,619	$—	$—	$55,619
Liabilities	—	—	—	—
Total	$55,619	$—	$—	$55,619

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$167,698,418
Cash collateral segregated for futures contracts (Note A)	23,760
Interest receivable	515,762
Receivable for securities sold	1,633,963
Receivable for Fund shares sold	10,392
Receivable for variation margin on futures contracts (Note A)	9,022
Prepaid expenses and other assets	7,042
Total Assets	169,898,359
Liabilities
Due to custodian	3,375
Payable for securities purchased	1,533,356
Payable for Fund shares redeemed	156,459
Payable to investment manager (Note B)	34,631
Payable to administrator (Note B)	55,410
Accrued expenses and other payables	57,553
Total Liabilities	1,840,784
Net Assets	$168,057,575
Net Assets consist of:
Paid-in capital	$243,504,646
Undistributed net investment income (loss)	2,530,332
Accumulated net realized gains (losses) on investments	(78,541,269)
Net unrealized appreciation (depreciation) in value of investments	563,866
Net Assets	$168,057,575
Shares Outstanding ($.001 par value; unlimited shares authorized)	15,777,483
Net Asset Value, offering and redemption price per share	$10.65
*Cost of Investments	$167,190,171

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,461,947
Expenses:
Investment management fees (Note B)	211,145
Administration fees (Note B)	337,832
Audit fees	27,690
Custodian and accounting fees	37,951
Insurance expense	2,794
Legal fees	48,003
Shareholder reports	17,458
Trustees' fees and expenses	20,042
Interest expense	951
Miscellaneous	5,996
Total net expenses	709,862
Net investment income (loss)	$752,085
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	64,209
Futures contracts	(20,950)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,164,883
Futures contracts	55,619
Net gain (loss) on investments	1,263,761
Net increase (decrease) in net assets resulting from operations	$2,015,846

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2016	Year Ended December 31, 2015 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$752,085	$340,526
Net realized gain (loss) on investments (Note A)	43,259	10,142
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,220,502	137,680
Net increase (decrease) in net assets resulting from operations	2,015,846	488,348
Distributions to Shareholders From (Note A):
Net investment income	—	(2,479,442)
From Fund Share Transactions (Note D):
Proceeds from shares sold	26,421,081	28,198,493
Proceeds from reinvestment of dividends and distributions	—	2,479,442
Payments for shares redeemed	(20,391,541)	(53,256,364)
Net increase (decrease) from Fund share transactions	6,029,540	(22,578,429)
Net Increase (Decrease) in Net Assets	8,045,386	(24,569,523)
Net Assets:
Beginning of period	160,012,189	184,581,712
End of period	$168,057,575	$160,012,189
Undistributed net investment income (loss) at end of period	$2,530,332	$1,778,247

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") currently offers only Class I shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type,

14

indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its

15

net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $167,424,614. Gross unrealized appreciation of investments was $1,044,108 and gross unrealized depreciation of investments was $770,304, resulting in net unrealized appreciation of $273,804 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: paydown gains and losses, amortization of bond premium and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(514,506)	$1,438,934	$(924,428)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Total
2015	2014	2015	2014
$2,479,442	$3,296,646	$2,479,442	$3,296,646

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,778,247	$(1,100,257)	$(78,140,907)	$—	$(77,462,917)

The differences between book basis and tax basis distributable earnings are primarily due to: amortization of bond premium, losses disallowed and recognized on wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to

16

retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2017	2018
$45,541,698	$7,896,656
Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$22,869,984	$1,832,569

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended December 31, 2015, the Fund had capital loss carryforwards expire of $514,506.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the

17

application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: The Fund's use of derivatives during the six months ended June 30, 2016, is described below. Please see the Schedule of Investments for the Fund's open position in derivatives at June 30, 2016. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended June 30, 2016, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At June 30, 2016, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Interest Rate Risk	Statement of Assets and Liabilities Location
Futures	$55,619	Receivable/Payable for variation margin on futures contracts(1)
Total Value—Assets	$55,619

(1)  "Futures" reflects the cumulative appreciation (depreciation) of futures contracts as of June 30, 2016, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of June 30, 2016, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

18

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended June 30, 2016, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statement of Operations Location
Futures	$(20,950)	Net realized gain (loss) on: futures contracts
Total Realized Gain (Loss)	$(20,950)

Change in Appreciation (Depreciation)

	Interest Rate Risk
Futures	$55,619	Change in net unrealized appreciation (depreciation) in value of: futures contracts
Total Change in Appreciation (Depreciation)	$55,619

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At June 30, 2016, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similiar agreement.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

19

Neuberger Berman LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude fees payable to Management, interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

At June 30, 2016, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class I	1.00%	12/31/19	$—	$—	$—	$—

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed income LLC ("NBFI"), as the sub-adviser to the Fund, was retained by Management through December 31, 2015, to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by NBFI under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2016 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$29,909,321	$37,273,910	$36,734,420	$27,235,220

20

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Shares Sold	2,500,055	2,642,530
Shares Issued on Reinvestment of Dividends and Distributions	—	234,796
Shares Redeemed	(1,926,057)	(4,988,565)
Total	573,998	(2,111,239)

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

21

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$10.52		$10.66	$10.78		$10.95	$10.79	$11.20
Income From Investment Operations:
Net Investment Income (Loss)@	0.05		0.02	0.07		0.07	0.13	0.19
Net Gains or Losses on Securities (both realized and unrealized)	0.08		0.00	0.00		(0.00)	0.37	(0.16)
Total From Investment Operations	0.13		0.02	0.07		0.07	0.50	0.03
Less Distributions From:
Net Investment Income	—		(0.16)	(0.19)		(0.24)	(0.34)	(0.44)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$10.65		$10.52	$10.66		$10.78	$10.95	$10.79
Total Return†	1.24	%**	0.18%^	0.61	%µ	0.62%	4.61%	0.29%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$168.1		$160.0	$184.6		$227.7	$226.6	$245.6
Ratio of Gross Expenses to Average Net Assets#	0.84	%*	0.84%	0.82%		0.80%	0.82%	0.81%
Ratio of Net Expenses to Average Net Assets	0.84	%*	0.84%	0.82%		0.80%	0.82%§	0.81%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89	%*	0.19%	0.69%		0.64%	1.20%	1.73%
Portfolio Turnover Rate	39	%**	65%	58%		72%	67%	74%

See Notes to Financial Highlights

22

Notes to Financial Highlights Short Duration Bond Portfolio
(Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Annualized.

**  Not annualized.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

24

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2016

B0738 08/16

Socially Responsive Portfolio Commentary

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio Class I generated a total return of 1.35% for the six months ended June 30, 2016, trailing the 3.84% return of its benchmark, the S&P 500® Index for the same period. (Performance for all share classes is provided in the table immediately following the letter.)

Although U.S. equities have trended up thus far in 2016, the period has also contained considerable volatility. Global macroeconomic factors and weakness in U.S. businesses dependent on energy/commodity related markets had contributed to fears of a U.S. economic downturn early in the year. These fears abated in the second quarter, on better U.S. economic data, and a stabilization of the dollar and oil prices. June saw both positives and negatives for the markets, reflecting the improving business backdrop, and then the surprise "Leave" result of the U.K. referendum on the European Union. After a flight to safety and a drop in the S&P, however, markets recovered some of the losses as the period closed.

We underperformed within Information Technology, Telecommunication Services and Industrials, and added value in the Financials, Health Care, Energy and Consumer Discretionary sectors. We took advantage of the period's volatility to opportunistically add high-quality companies, while selling some holdings that, in our opinion, were more fully priced relative to our expectations.

Among top contributors, long-term holding Texas Instruments continues to face secularly advantaged growth markets with a broad and diverse product portfolio and a strong balance sheet. We believe the performance of Eversource Energy, a New England transmission and distribution utility, reflected sound execution of their business plans. Schlumberger benefited along with the broader Energy sector, on the improving tone in energy markets.

Detractors included Alliance Data Systems, which traded off on, what we believe are misplaced, concerns about consumer credit losses. The performance of American Express continued to reflect the uncertainty about the company's ability to replace earnings lost due to the end of the Costco relationship. And while we believe BorgWarner is a secularly advantaged business providing customers with fuel efficiency and emissions benefits, in the current environment, cyclical worries seem to be masking its prospects. We continue to be owners of these companies.

Looking ahead, in our view, indicators in the U.S. continue to point to a resilient consumer with stabilization in the energy/commodity facing segments of the economy. However, the British vote to leave the European Union has increased uncertainties regarding prospects for the global economic cycle. Any potential strengthening of the U.S. dollar and weakness in commodity prices would be a headwind to the gradually improving U.S. economy—reminiscent of the headwinds of 2015.

We continue to acknowledge that geopolitical risks around the evolving impacts of the British vote, volatility in the Middle East, the widening foreign policy gulf between Russia and the West and a lack of transparency into growth prospects in China could be disruptive to stability.

However, on balance, we believe the U.S. economy—based on the strength of the U.S. consumer, an improving supply/demand balance in energy/commodity markets, and, despite recent volatility, a stable dollar—can continue on the slow growth trend of the last few years.

Within the Fund, we own companies we believe are best-in-class on Environmental, Social and Governance (ESG) characteristics and positioned to do well in a slow growth economy and which we believe have the potential to grow at an advantage to their peers.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Socially Responsive Portfolio

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	9.9%
Consumer Staples	4.3
Energy	8.9
Financials	16.2
Health Care	13.5
Industrials	18.6
Information Technology	20.8
Telecommunication Services	3.3
Utilities	3.3
Short-Term Investments	1.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2016
	Date	06/30/2016	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	1.35%	0.29%	9.18%	6.94%	6.51%
Socially Responsive Portfolio Class S2	05/01/2006	1.21%	0.11%	8.97%	6.79%	6.43%
S&P 500® Index[1,3]		3.84%	3.99%	12.10%	7.42%	5.12%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2015 were 0.98% and 1.23% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended June 30, 2016 can be found in the Financial Highlights section of this report.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management").

  As of December 31, 2015, NBM served as the Fund's investment manager and administrator, and Neuberger served as the Fund's sub-adviser. Following the consolidation, the investment professionals of NBM and Neuberger who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Investment Advisers LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC.

© 2016 Neuberger Berman LLC, distributor. All rights reserved.

Please note, effective July 1, 2016, Neuberger Berman Management LLC was reorganized with and into Neuberger Berman LLC. Neuberger Berman LLC, a registered broker-dealer and Member FINRA, now serves as the Fund's distributor.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2016 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During the Period 1/1/16 – 6/30/16		Expense Ratio
Class I	$1,000.00	$1,013.50	$5.01	*	1.00%
Class S	$1,000.00	$1,012.10	$5.85	*	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.89	$5.02	**	1.00%
Class S	$1,000.00	$1,019.05	$5.87	**	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

4

Schedule of Investments Socially Responsive Portfolio (Unaudited)

6/30/16

NUMBER OF SHARES		VALUE
Common Stocks (97.9%)
Airlines (1.6%)
87,798	Ryanair Holdings PLC ADR	$6,105,473
Auto Components (2.9%)
205,293	BorgWarner, Inc.	6,060,250
82,362	Delphi Automotive PLC	5,155,861
		11,216,111
Banks (4.2%)
104,889	JPMorgan Chase & Co.	6,517,802
233,708	U.S. Bancorp	9,425,444
		15,943,246
Communications Equipment (2.6%)
80,733	Motorola Solutions, Inc.	5,325,956
199,395	NetScout Systems, Inc.	4,436,539	*
		9,762,495
Consumer Finance (2.6%)
165,710	American Express Co.	10,068,540
Diversified Financial Services (2.9%)
42,505	Intercontinental Exchange, Inc.	10,879,580
Diversified Telecommunication Services (3.2%)
239,695	Level 3 Communications, Inc.	12,341,896	*
Electric Utilities (3.2%)
206,587	Eversource Energy	12,374,561
Energy Equipment & Services (4.1%)
197,718	Schlumberger Ltd.	15,635,539
Health Care Equipment & Supplies (10.0%)
285,102	Abbott Laboratories	11,207,359
95,566	Becton, Dickinson & Co.	16,207,038
125,057	Medtronic PLC	10,851,196
		38,265,593
Health Care Providers & Services (1.4%)
157,604	Premier, Inc. Class A	5,153,651	*
Household Durables (4.8%)
379,494	Newell Brands, Inc.	18,432,024
NUMBER OF SHARES		VALUE
Industrial Conglomerates (7.1%)
53,038	3M Co.	$9,288,014
176,521	Danaher Corp.	17,828,621
		27,116,635
Insurance (4.7%)
539,749	Progressive Corp.	18,081,591
Internet Software & Services (5.0%)
12,121	Alphabet, Inc. Class A	8,527,487	*
457,227	eBay, Inc.	10,703,684	*
		19,231,171
IT Services (4.4%)
48,673	Alliance Data Systems Corp.	9,536,014	*
83,298	MasterCard, Inc. Class A	7,335,222
		16,871,236
Oil, Gas & Consumable Fuels (4.8%)
54,219	Cimarex Energy Co.	6,469,411
324,821	Noble Energy, Inc.	11,651,329
		18,120,740
Personal Products (4.2%)
345,071	Unilever NV	16,197,633
Pharmaceuticals (2.0%)
28,600	Roche Holding AG	7,546,962
Professional Services (3.0%)
75,860	ManpowerGroup, Inc.	4,880,833
172,102	Robert Half International, Inc.	6,567,412
		11,448,245
Real Estate Investment Trusts (1.7%)
216,645	Weyerhaeuser Co.	6,449,522
Road & Rail (1.8%)
82,947	J.B. Hunt Transport Services, Inc.	6,712,901
Semiconductors & Semiconductor Equipment (4.9%)
300,857	Texas Instruments, Inc.	18,848,691
Software (3.7%)
125,864	Intuit, Inc.	14,047,681
Specialty Retail (1.0%)
49,189	TJX Cos., Inc.	3,798,866

See Notes to Financial Statements

5

Schedule of Investments Socially Responsive Portfolio (Unaudited)

(cont'd)

NUMBER OF SHARES		VALUE
Textiles, Apparel & Luxury Goods (1.1%)
141,448	Gildan Activewear, Inc.	$4,148,670
Trading Companies & Distributors (5.0%)
241,008	NOW, Inc.	4,371,885	*
63,840	W.W. Grainger, Inc.	14,507,640
		18,879,525
	Total Common Stocks (Cost $303,239,252)	373,678,778
Short-Term Investments (1.2%)
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union,	100,000
	0.25%, due 7/7/16
100,000	Self Help Federal Credit	100,000
	Union, 0.25%, due 7/29/16
		200,000	(a)
NUMBER OF SHARES
Money Market Fund (1.1%)
4,307,801	State Street Institutional Treasury Money Market Fund Premier Class, 0.14%	4,307,801	(b)
	Total Short-Term Investments (Cost $4,507,801)	4,507,801
	Total Investments (99.1%) (Cost $307,747,053)	378,186,579
	Other Assets Less Liabilities (0.9%)	3,411,620
	Net Assets (100.0%)	$381,598,199

*  Non-income producing security.

(a)  At cost, which approximates market value.

(b)  Represents 7-day effective yield as of 6/30/2016.

See Notes to Financial Statements

6

Schedule of Investments Socially Responsive Portfolio (Unaudited)

(cont'd)

The following is a summary, categorized by Level (see Note A), of inputs used to value the Fund's investments as of June 30, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Pharmaceuticals	$—	$7,546,962	$—	$7,546,962
Other Common Stocks(a)	366,131,816	—	—	366,131,816
Total Common Stocks	366,131,816	7,546,962	—	373,678,778
Short-Term Investments(a)	—	4,507,801	—	4,507,801
Total Investments	$366,131,816	$12,054,763	$—	$378,186,579

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2016, no securities were transferred from one level (as of December 31, 2015) to another.

See Notes to Financial Statements

7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$378,186,579
Dividends and interest receivable	498,035
Receivable for securities sold	4,387,035
Receivable for Fund shares sold	33,997
Prepaid expenses and other assets	11,635
Total Assets	383,117,281
Liabilities
Payable for securities purchased	1,015,283
Payable for Fund shares redeemed	102,297
Payable to investment manage (Note B)	170,290
Payable to administrator-net (Note B)	100,129
Accrued expenses and other payables	131,083
Total Liabilities	1,519,082
Net Assets	$381,598,199
Net Assets consist of:
Paid-in capital	$284,609,526
Undistributed net investment income (loss)	4,066,813
Accumulated net realized gains (losses) on investments	22,489,481
Net unrealized appreciation (depreciation) in value of investments	70,432,379
Net Assets	$381,598,199
Net Assets
Class I	$308,612,445
Class S	72,985,754
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,192,087
Class S	3,347,594
Net Asset Value, offering and redemption price per share
Class I	$21.75
Class S	21.80
*Cost of Investments	$307,747,053

See Notes to Financial Statements

8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2016
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,488,657
Interest income—unaffiliated issuers	8,564
Foreign taxes withheld (Note A)	(71,879)
Total income	$3,425,342
Expenses:
Investment management fees (Note B)	1,002,443
Administration fees (Note B):
Class I	447,640
Class S	107,426
Distribution fees (Note B):
Class S	89,521
Audit fees	22,543
Custodian and accounting fees	55,395
Insurance expense	5,881
Legal fees	117,767
Shareholder reports	61,606
Trustees' fees and expenses	20,049
Interest expense	176
Miscellaneous	15,275
Total expenses	1,945,722
Expenses reimbursed by Management (Note B)	(29,678)
Total net expenses	1,916,044
Net investment income (loss)	$1,509,298
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,235,584
Foreign currency	(830)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(5,895,346)
Foreign currency	4,746
Net gain (loss) on investments	3,344,154
Net increase (decrease) in net assets resulting from operations	$4,853,452

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2016	Year Ended December 31, 2015 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$1,509,298	$2,570,078
Net realized gain (loss) on investments (Note A)	9,234,754	13,698,429
Change in net unrealized appreciation (depreciation) of investments (Note A)	(5,890,600)	(18,197,876)
Net increase (decrease) in net assets resulting from operations	4,853,452	(1,929,369)
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,784,606)
Class S	—	(243,770)
Net realized gain on investments:
Class I	—	(28,214,516)
Class S	—	(6,891,832)
Total distributions to shareholders	—	(37,134,724)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	7,130,774	31,304,486
Class S	2,612,955	5,362,023
Proceeds from reinvestment of dividends and distributions:
Class I	—	29,999,122
Class S	—	7,135,602
Payments for shares redeemed:
Class I	(10,178,075)	(23,488,301)
Class S	(5,365,486)	(11,007,356)
Net increase (decrease) from Fund share transactions	(5,799,832)	39,305,576
Net Increase (Decrease) in Net Assets	(946,380)	241,483
Net Assets:
Beginning of period	382,544,579	382,303,096
End of period	$381,598,199	$382,544,579
Undistributed net investment income (loss) at end of period	$4,066,813	$2,557,515

See Notes to Financial Statements

10

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") currently offers Class I and Class S shares. Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP")

11

provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern Time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue

12

discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2016, the Fund did not have any unrecognized tax positions.

At June 30, 2016, the cost of investments for U.S. federal income tax basis was $308,450,968. Gross unrealized appreciation of investments was $83,970,671 and gross unrealized depreciation of investments was $14,235,060 resulting in net unrealized appreciation of $69,735,611 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of: foreign currency gains and losses and prior year partnership basis adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(12,472)	$12,472

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$2,028,376	$1,141,913	$35,106,348	$—	$37,134,724	$1,141,913

13

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,557,515	$13,958,642	$75,619,064	$—	$—	$92,135,221

The differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2016, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Neuberger Berman LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, for its activities and expenses related to the sale and distribution of Class S, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. Distributor may pay a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses and transaction costs, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended June 30, 2016, there was no repayment to Management under its contractual expense limitation.

15

At June 30, 2016, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2013	2014	2015	2016
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018	2019
Class I	1.30%	12/31/19	$—	$—	$—	$—
Class S	1.17%	12/31/19	55,545	45,262	46,514	29,678

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") was retained by Management through December 31, 2015, pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management. As a result of the entity consolidation described on page 3 of this Semi-Annual Report, the services previously provided by Neuberger under the Sub-Advisory Agreement are being provided by NBIA as of January 1, 2016.

Note C—Securities Transactions:

During the six months ended June 30, 2016, there were purchase and sale transactions (excluding short-term securities) of $57,963,437 and $56,816,197, respectively.

During the six months ended June 30, 2016, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2016 and for the year ended December 31, 2015 was as follows:

For the Six Months Ended June 30, 2016

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	341,288	—	(483,640)	(142,352)
Class S	122,673	—	(253,022)	(130,349)

For the Year Ended December 31, 2015

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,316,233	1,403,796	(1,003,193)	1,716,836
Class S	227,843	332,662	(469,015)	91,490

16

Note E—Line of Credit:

At June 30, 2016, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at June 30, 2016. During the period ended June 30, 2016, the Fund did not utilize the Credit Facility.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$21.46		$23.88	$21.72		$15.89	$14.35	$14.86
Income From Investment Operations:
Net Investment Income (Loss)@	0.09		0.16	0.15		0.09	0.15	0.04
Net Gains or Losses on Securities (both realized and unrealized)	0.20		(0.28)	2.10		5.87	1.43	(0.50)
Total From Investment Operations	0.29		(0.12)	2.25		5.96	1.58	(0.46)
Less Distributions From:
Net Investment Income	—		(0.14)	(0.09)		(0.13)	(0.04)	(0.05)
Net Capital Gains	—		(2.16)	—		—	—	—
Total Distributions	—		(2.30)	(0.09)		(0.13)	(0.04)	(0.05)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$21.75		$21.46	$23.88		$21.72	$15.89	$14.35
Total Return†	1.35	%**	(0.46)%^	10.38	%µ	37.60%	10.98%	(3.08)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$308.6		$307.6	$301.3		$244.2	$148.7	$108.4
Ratio of Gross Expenses to Average Net Assets#	1.00	%*	0.98%	0.98%		0.99%	1.03%	1.06%
Ratio of Net Expenses to Average Net Assets	1.00	%*	0.98%	0.98%		0.99%	1.03%§	1.06%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.85	%*	0.70%	0.68%		0.49%	0.98%	0.29%
Portfolio Turnover Rate	16	%**	24%	37%		29%	30%	20%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
Net Asset Value, Beginning of Period	$21.54		$23.93	$21.76		$15.92	$14.39	$14.90
Income From Investment Operations:
Net Investment Income (Loss)@	0.07		0.12	0.12		0.06	0.13	0.03
Net Gains or Losses on Securities (both realized and unrealized)	0.19		(0.27)	2.08		5.89	1.42	(0.50)
Total From Investment Operations	0.26		(0.15)	2.20		5.95	1.55	(0.47)
Less Distributions From:
Net Investment Income	—		(0.08)	(0.03)		(0.11)	(0.02)	(0.04)
Net Capital Gains	—		(2.16)	—		—	—	—
Total Distributions	—		(2.24)	(0.03)		(0.11)	(0.02)	(0.04)
Voluntary Contribution from Management	—		—	0.00		—	—	—
Net Asset Value, End of Period	$21.80		$21.54	$23.93		$21.76	$15.92	$14.39
Total Return†	1.21	%**	(0.59)%^	10.11	%µ	37.41%	10.74%	(3.15)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$73.0		$74.9	$81.1		$80.7	$66.7	$70.6
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.23%	1.23%		1.24%	1.28%	1.31%
Ratio of Net Expenses to Average Net Assets	1.17	%*	1.17%	1.17%		1.17%	1.17%§	1.17%§
Ratio of Net Investment Income (Loss) to Average Net Assets	0.68	%*	0.52%	0.52%		0.32%	0.82%	0.20%
Portfolio Turnover Rate	16	%**	24%	37%		29%	30%	20%

See Notes to Financial Highlights

19

Notes to Financial Highlights Socially Responsive Portfolio (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed with this semi-annual report on Form N-CSR.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable semi-annual reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Not applicable for the period covered by this Form N-CSR.

(a)	(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)	(3)	Not applicable to the Registrant.

(b)		The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:    /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	August 25, 2016

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	August 25, 2016